Exhibit 10.1

DEFINITIVE TRANSACTION FRAMEWORK AGREEMENT
BY AND AMONG
GENERAL MOTORS LLC,
STATE STREET BANK AND TRUST COMPANY,
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
AND
PRUDENTIAL FINANCIAL, INC.
May 30, 2012

1

i

TABLE OF CONTENTS

	ARTICLE X
	TERMINATION
Section 10.1	Termination of Agreement	58
Section 10.2	Effect of Termination	59

	ARTICLE XI
	MISCELLANEOUS
Section 11.1	Expenses	61
Section 11.2	Entire Agreement	61
Section 11.3	Amendments and Waivers	61
Section 11.4	Succession and Assignment	62
Section 11.5	Notices	62
Section 11.6	Governing Law	64
Section 11.7	Submission to Jurisdiction; Service of Process	64
Section 11.8	Waivers of Jury Trial	65
Section 11.9	Specific Performance	65
Section 11.10	Severability	65
Section 11.11	No Third Party Beneficiaries	65
Section 11.12	Counterparts; Facsimile and Electronic Signatures	65
Section 11.13	Survival of Representations and Warranties	66
Section 11.14	Confidentiality; Intellectual Property	66
Section 11.15	Waiver of Punitive Damages	67

APPENDICES	Title
Appendix 1.1-A	Form of Group Annuity Contract
Appendix 1.1-B	Form of GA 300 True-Up Amendment
Appendix 1.2	Priced Lives
Appendix 1.3	Forms of Annuity Certificates
Appendix 2.1-A	Mechanics for Transfer of Final Plan Portfolio
Appendix 2.1-B	Final Plan Portfolio Transfer Instrument
Appendix 2.6	Asset Valuation Formulas and Methods
Appendix 2.6(d)(I)	List of [ *** ] that Plan Trustee Intends to Transfer at Closing
Appendix 2.6(d)(II)	List of Additional [ *** ] that Plan Trustee May Include, in Ranking Order of Preference
Appendix 2.7	Form of Premium Calculation
Appendix 2.12	Dispute Resolution

TABLE OF CONTENTS

Appendix 6.6	Projected RBC Ratio Calculation Method
Appendix 6.7	Administrative Transition Process
Appendix 8.2(d)	Insurer Governmental Approvals
Appendix 8.2(e)	Plan Governmental Approvals

EXHIBITS
Exhibit A	Form of Transferred Assets Schedules
Exhibit B	Form of Plan Trustee Agreement
Exhibit C	Form of Final Asset Statement
Exhibit D	Form of Instruction to [ *** ]

DISCLOSURE LETTERS
Company Disclosure Letter
Prudential Disclosure Letter

v

DEFINITIVE TRANSACTION FRAMEWORK AGREEMENT
This DEFINITIVE TRANSACTION FRAMEWORK AGREEMENT (this “Agreement”) is entered into as of May 30, 2012 (the “DTFA Execution Date”) by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation (“Insurer Parent”), General Motors LLC, a Delaware limited liability company (acting in a non-fiduciary capacity as the sponsor of the Plan (the “Company”), and State Street Bank and Trust Company, a Massachusetts trust company, solely in its capacity as the independent fiduciary of the General Motors Retirement Program for Salaried Employees (the “Plan”) with authority and responsibility to represent the Plan and its Plan Participants and Plan Beneficiaries in regard to the transactions set forth herein (the “Independent Fiduciary”). The Insurer, Insurer Parent, the Company, and the Independent Fiduciary as the representative of the Plan are referred to collectively herein as the “Parties.”
WITNESSETH
WHEREAS, the Company wishes to spin off from the Plan various assets and liabilities attributable to active salaried employee participants, deferred vested participants and certain other participants and transfer them to a New Plan, such that the remaining Plan Participants and Plan Beneficiaries in the Plan consist of Covered Lives, Contingent Lives and Beneficiaries (the “Plan Spin-Off”);
WHEREAS, the Company has amended the Plan to provide certain Plan Participants and Plan Beneficiaries in pay status with the right to elect a Lump-Sum Payment;
WHEREAS, the Company wishes to amend the Plan to provide for a Standard Termination of the Plan covering the remaining Plan Participants and Plan Beneficiaries (the “Plan Termination”), and intends to transfer to the Plan sufficient funding to meet the requirements for a Standard Termination;
WHEREAS, the Independent Fiduciary has been appointed to represent the Plan and its Plan Participants and Plan Beneficiaries in connection with the purchase of one or more group annuity contracts and has been and will be responsible for the selection of the insurer to provide such annuity contract(s) for all Covered Lives, Contingent Lives and Beneficiaries in accordance with ERISA and applicable guidance, including Interpretive Bulletin 95-1;
WHEREAS, the Insurer wishes to issue to the Plan the Group Annuity Contract on the terms and subject to the conditions set forth herein and therein;
WHEREAS, Insurer Parent expects to derive substantial benefit from the consummation of the transactions contemplated by this Agreement and the Insurer's issuance of the Group Annuity Contract;
WHEREAS, the Company is desirous of proceeding with the Plan's purchase of the Group Annuity Contract from the Insurer in connection with the Plan Termination, and is providing the Plan a commitment to contribute the additional funding necessary to enable the Plan to satisfy Plan benefits in accordance with 29 U.S.C. §4041(b), on the terms and subject to the conditions set forth herein;
WHEREAS, the Independent Fiduciary has determined that the Insurer satisfies the requirements of Interpretive Bulletin 95-1 and will direct the Plan to proceed to purchase the Group Annuity Contract from the Insurer in connection with the termination of the Plan on the terms and subject to the conditions set forth herein; and

WHEREAS, prior to the execution of this Agreement, the Insurer has entered into a letter of understanding with Fidelity, which acts as the recordkeeper and third party administrator for the Plan, setting forth the principal terms governing an Administration and Transition Services Agreement (“ATSA”).
NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows:

ARTICLE 1
DEFINITIONS AND INTERPRETATION
Section 1.1    Definitions. For purposes of this Agreement:
“10-Q” is defined in Section 6.4(f).
“Action” means any claim, action, suit, arbitration, complaint, charge, investigation, inquiry or proceeding by or before any Governmental Authority.
“Additional Classification Error Correction” means the amount of the adjustment to the Dry-Run Post-Solicitation Premiums, the Preliminary Post-Solicitation Premium, the Interim Post-Closing Post-Solicitation Premium or the Post-Closing Post-Solicitation Premium, as applicable, as determined by the Insurer and limited to the Additional Classification Errors in accordance with the methodologies that are applied by the Insurer in calculating the Non-Solicited Annuity Premium, the Solicited Annuity Premium and, if applicable, the Non-Electing Annuity Premium.
“Additional Classification Errors” means only those Classification Errors (other than Signing Classification Errors) that the Company or its Affiliates or Fidelity reports to the Insurer in writing; provided, that, in the case of any such report by Fidelity, the Company shall have the right to (a) review such report and (b) promptly correct any errors in such report.
“Adjusted Basis Amount” is defined in the Procedures Manual.
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise; provided, however, that none of the United States, the U.S. Department of Treasury nor any Person controlled by the United States or the U.S. Department of Treasury shall be deemed to be an Affiliate of the Company solely because of the ownership, directly or indirectly, by the U.S. Department of Treasury of equity interests in the corporate parent of the Company.
[     ***       ]
“Agreed Updates” is defined in Section K of the Procedures Manual.
“Agreement” is defined in the preamble.
“Alternative Arrangement” is defined in Section 6.7.
“Alternative Transaction Proposal” is defined in Section 6.10.

“Ancillary Agreements” means the Group Annuity Contract (after giving effect to the restatement of Contract 300 Article P and all exhibits thereto), the Plan Trustee Agreement, the Escrow Agreement, the Independent Third Party Agreement, and all other written agreements, documents or certificates to be delivered by a Party, the Plan, the Plan Trustee or the Plan Investment Fiduciary at the Closing.
“Annuitant” means a person to whom the Insurer is required to issue an Annuity Certificate pursuant to the terms of the Group Annuity Contract and this Agreement.
“Annuity Certificate” means an annuity certificate substantially in the applicable form set forth in Appendix 1.3, with such modifications as may be made by the Insurer as required by, or permitted under, applicable Law.
“Annuity Commencement Date” means (a) January 1, 2013; if the Closing occurs on or prior to the Outside Date or (b) such other date, if applicable, as may be provided pursuant to Section 10.2(d).
“Annuity Committee” means the named fiduciary of the Plan which appointed and designated the Independent Fiduciary in connection with the transactions set forth in this Agreement.
“Annuity Exhibit” means Schedule 1 to the calculation of the Final Premium in the form of Schedule 1 to Appendix 2.7.
“Annuity Payment” means the monthly payments payable to Annuitants pursuant to the Group Annuity Contract.
[     ***       ]
“Approved Firm” means any of the firms listed in the letter agreement between the Company and the Insurer dated as of the date hereof, unless such entity, or any of its Affiliates, is subject to an agreement with any Party to this Agreement to provide audit, tax or other similar services to such Party or any of its Affiliates; provided, that, if (a) all of such entities are ineligible pursuant to the foregoing limitations or (b) all of such entities are otherwise unavailable, such other nationally recognized independent accounting, actuarial or consulting firm as may be reasonably acceptable to the Company and the Insurer.
“Approved Firm-A” means any of the Approved Firms applicable to Section 6.6(a).
“Approved Firm-B” means any of the Approved Firms applicable to Section 6.6(b).
“Approved Firm-C” means any of the Approved Firms applicable to Section 2.12.
“Arbitration Disputes” is defined in Section 2.12(a).
“ASC 715” means Accounting Standards Codification Section 715: Compensation-Retirement Benefits.
“Asset Class” means each asset class identified in Section I of the Procedures Manual.
“ATSA” is defined in the recitals.
“Authorized Control Level RBC” means the denominator determined under the risk-based capital formula in accordance with the RBC instructions.
[     ***       ]

“[     ***       ] Transfer Documentation” means the assignment and assumption agreement(s) or similar transfer documents necessary to permit the transfer of a [     ***       ] to the Insurer.
“Base Annuity Premium” means the sum of the Non-Solicited Annuity Premium and the Solicited Annuity Premium.
“Beneficiary” has the meaning ascribed to such term in the Group Annuity Contract.
“Benefit Amount Correction” means the adjustment to the Dry-Run Post-Solicitation Premiums, the Preliminary Post-Solicitation Premium, the Interim Post-Closing Post-Solicitation Premium or the Post-Closing Post-Solicitation Premium, as applicable, as calculated in accordance with the methodology and procedures set forth in Section B of the Procedures Manual, as a result of a Benefit Amount Increase.
“Benefit Amount Increase” means a data error that reflects an increase in the total monthly benefit under the Plan for any Priced Life, and only with respect to such Priced Life.
“Bill of Sale” is defined in Appendix 2.1-B.
“Broker-Quote [     ***       ]” means each [     ***       ] which, as of the close of business on the second Business Day preceding the Target Closing Date, neither Reuters/LPC nor Markit Group is available as of such date or no fair market value is indicated by any such source as of such date.
“Broker-Quote Public Bond” means each Public Bond for which, as of the close of business on the second Business Day preceding the Target Closing Date, none of the primary pricing source, secondary pricing source or tertiary pricing source (if any) set forth in Table 1 on Appendix 2.6 is available as of such date or no fair market value is indicated by any such source as of such date.
“Business Day” means any day other than a Saturday, a Sunday or a day on which banks located in New York, New York are authorized or required by Law to close.
“Calculating Party” is defined in Section 6.6(c).
“Cash” means (a) currency of the United States of America or wire transfers thereof that is legal tender for payment of all public and private debts and (b) marketable direct obligations issued or unconditionally guaranteed by the United States of America, or issued by any agency thereof, maturing within one year from the date of acquisition thereof.
“Cash Closing Payment” is defined in Section 2.1(a).
“Classification Error” means as to Signing Classification Errors, an incorrect classification of a Priced Life or a Priced Life's benefits as to be solicited or to be non-solicited, and as to Additional Classification Errors, sending a Lump-Sum Solicitation to a Priced Life, in respect of such Priced Life's benefits, referenced in Appendix 1.2 as a Non-Solicited Life, or not sending a Lump-Sum Solicitation to a Priced Life, in respect of such Priced Life's benefits, referenced in Appendix 1.2 as a Solicited Life.
“Closing Asset Transfers” is defined in Section 2.1(a).
“Closing Asset Valuation” is defined in Section 2.11(a).
“Closing Broker-Quote Valuations” is defined in Section 2.10(a).

“Closing CMA Adjustment” means the adjustment applied to the Closing Final Premium, the Interim Post-Closing Final Premium and the Post-Closing Final Premium with respect to the period from the DTFA Pricing Date through the close of business on the last Business Day prior to the Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section F of the Procedures Manual.
“Closing” is defined in Section 2.1(b).
“Closing Date” is defined in Section 2.1(b).
“Closing Date Adjustment” means the adjustment applied to the Closing Final Premium, the Interim Post-Closing Final Premium and the Post-Closing Final Premium, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section E of the Procedures Manual.
“Closing Final Premium” is defined in Section 2.9(c).
“Closing [     ***       ] Adjustment” means the total dollar price adjustment to the Closing Final Premium, the Interim Post-Closing Final Premium and the Post-Closing Final Premium relating to [     ***       ] as of the close of business on the last Business Day prior to the Closing Date, as calculated in accordance with the methodology and procedures set forth in Section I of the Procedures Manual.
“Closing PFS Adjustment” means the adjustment applied to the Closing Final Premium, the Interim Post-Closing Final Premium, and the Post-Closing Final Premium determined as of the close of business on the last Business Day prior to the Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section H of the Procedures Manual.
“Closing SCA Adjustment” means the adjustment applied to the Closing Final Premium, the Interim Post-Closing Final Premium and the Post-Closing Final Premium with respect to the period from the DTFA Pricing Date through the close of business on the last Business Day prior to the Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section G of the Procedures Manual.
“CMA Adjustment” means, as of the dates as provided in this Agreement, the adjustment that would be applied to the Closing Final Premium if the Closing were to occur on such date, with respect to the period from the DTFA Pricing Date through the close of business on the last Business Day prior to such date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section F of the Procedures Manual.
“Code” means the Internal Revenue Code of 1986.
“Company” is defined in the preamble.
“Company Action Level Risk-Based Capital” means, with respect to any insurer, the product of 2.0 and its Authorized Control Level RBC.
“Company Controlled Group” means the Company and its Affiliates.
“Company Disclosure Letter” means the disclosure letter as delivered by the Company to the other Parties immediately prior to the execution of this Agreement.

“Company's Knowledge” means the actual knowledge of any officer of the Company responsible for the day to day administration or oversight of the Plan or directly involved in the negotiation of this Agreement or the transactions contemplated hereby, in each case, (a) after making appropriate inquiry of those people reporting directly to such officer who have substantial responsibility for the relevant subject matter, and (b) if none of such officers or people reporting directly to them have substantial responsibility for the subject matter that is the subject of the relevant representation, after making appropriate inquiry of an officer of the Company that has substantial responsibility for such subject matter.
“Company MAC” means the occurrence or existence of any fact, circumstance, change, development, condition or event subsequent to the DTFA Execution Date that individually or in the aggregate would, or would reasonably be expected to, [     ***       ].
“Company Provided Life-by-Life Information” is defined in the Procedures Manual.
“Compelled Disclosing Party” is defined in Section 11.14(d).
“Confidential Information” means all business and technical information or processes, stored in any medium, to the extent the same is reasonably construed or generally accepted as containing a trade secret, proprietary or confidential information of or belonging to any Party, its Representatives, its Affiliates or its Affiliates' Representatives, including know-how and trade secrets, customer or client requirements and lists, Insurer Provided Life-by-Life Information, the Company Provided Life-by-Life Information, the Procedures Manual, the Identified CD-ROM, technology, software and data processing procedures, insurance, actuarial, accounting and financial data, management systems, records and any other information that is designated as confidential, and the portions of any reports or other documents prepared by the Independent Third Party, the Approved Firms or any arbitrator or staff thereof or any other professional engaged in connection with this Agreement and any report or other document prepared by a receiving Party that contains or incorporates Confidential Information of a disclosing Party. Confidential Information includes information communicated orally, in writing or in any other recorded or tangible form, includes information supplied by the disclosing Party and includes information delivered prior to the date hereof pursuant to the Confidentiality Agreements. Information received by the receiving Party containing trade secrets or proprietary or confidential information constitutes Confidential Information.
“Confidentiality Agreements” means, collectively, (i) the Confidentiality Agreement, dated September 9, 2011, between the Insurer and the Company, as amended, (ii) the confidentiality provisions set forth in the Independent Fiduciary's engagement agreement dated March 16, 2012, (iii) the Confidentiality Agreement, dated February 23, 2012, between the Company, the Independent Fiduciary and the Annuity Committee, and (iv) the Confidentiality Agreement, entered into in March, 2012, between the Insurer and the Independent Fiduciary.
“[     ***       ] Asset” means any [     ***       ] in the Final Plan Portfolio that is within the In-Kind Asset Tolerances set forth and described in Section I of the Procedures Manual.
“Consents” means any consent, approval (or deemed approval after the expiry of all appropriate waiting periods), authorization, notice, permission or waiver.
“Contingent Lives” has the meaning ascribed to such term in the Group Annuity Contract.
“Contract” means any legally enforceable agreement, contract, commitment, instrument, undertaking, lease, note, mortgage, indenture, license or arrangement, whether written or oral.

“Contract 300” means Group Annuity Contract No. 300, as amended, including Contract 300 Article A, Contract 300 Article M and Contract 300 Article P.
“Contract 300 Article A” means Article A of Group Annuity Contract No. 300, as amended, issued by Aetna Life Insurance Company.
“Contract 300 Article M” means Article M of Group Annuity Contract No. 300, as amended, issued by Metropolitan Life Insurance Company.
“Contract 300 Article P” means, prior to Closing, Article P of Group Annuity Contract No. 300, as amended, issued by Insurer.
“Contract 300 Portfolio P” means, as of any date of determination, the assets held in the Insurer's separate account VCA-GA-7436, as that separate account exists as of such date used by the Insurer to satisfy the Insurer's liabilities under Contract 300 Article P.
“Covered Lives” has the meaning ascribed to such term in the Group Annuity Contract.
“Covered Period” is defined in Appendix 6.6.
“Credit Rating Agencies” means each of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch Ratings Ltd., and their respective successors and assigns.
“Data Error” is defined in the Procedures Manual.
“Determination Letter” means a favorable letter issued by the Internal Revenue Service regarding the tax-qualified status of the Plan under Code § 401(a).
“Disclosure Letters” means, collectively, the Company Disclosure Letter and the Prudential Disclosure Letter.
“Dispute” means any claim, counterclaim, demand, cause of action, controversy or dispute.
“DRO” means a Qualified Domestic Relations Order as set forth in ERISA § 206(d)(3) and Code § 401(a)(13)(B).
“Dry-Run Additional Classification Error” means, with respect to each calculation of a Dry-Run Post-Solicitation Premium, the Additional Classification Error Correction, as calculated by the Insurer as of the day that is seven (7) days prior to the date such Dry-Run Post-Solicitation Premium is required to be delivered by the Insurer to the Company.
“Dry-Run Benefit Amount Correction” means, with respect to each calculation of a Dry-Run Post-Solicitation Premium, the Benefit Amount Correction, as calculated by the Insurer as of the day that is seven (7) days prior to the date such Dry-Run Post-Solicitation Premium is required to be delivered by the Insurer to the Company.
“Dry-Run Closing Premium” is defined in Section 2.7(a).
“Dry-Run [     ***       ]” means, with respect to each calculation of a Dry-Run Post-Solicitation Premium, the [     ***       ], as calculated by the Insurer as of the day that is seven (7) days prior to the date such Dry-Run Post-Solicitation Premium is required to be delivered by the Insurer to the Company.

“Dry-Run Post-Solicitation Premium” is defined in Section 2.5(e)(i).
“Dry-Run Single Life Mortality Correction” means, with respect to each calculation of a Dry-Run Post-Solicitation Premium, the Single Life Mortality Correction, as calculated by the Insurer as of the day that is seven (7) days prior to the date such Dry-Run Post-Solicitation Premium is required to be delivered by the Insurer to the Company.
“DTFA Execution Date” is defined in the preamble.
“DTFA Pricing Date” means April 30, 2012.
“Enforceability Exception” is defined in Section 3.2.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Escrow Account” means the account established pursuant to the Escrow Agreement.
“Escrow Agent” means U.S. Bank, National Association.
“Escrow Agreement” means the escrow agreement, dated as of May 30, 2012, between the Company, the Insurer and the Escrow Agent and effective as of the DTFA Execution Date.
“Estimated Lump-Sum Data” is defined in Section 2.5(d).
[     ***       ] Newco, [     ***       ] Newco [     ***       ] Newco [     ***       ] Newco [     ***       ] Newco, [     ***       ] Newco [     ***       ] Newco.
“Expected Data Finalization Date” is defined in the Group Annuity Contract.
“Extension Period” is defined in Section 10.2(d)(i).
“Fidelity” means Fidelity Workplace Services, LLC.
“Final Asset Statement” is defined in Section 2.6(a).
“Final Additional Classification Errors Correction” means the Additional Classification Errors Correction, as calculated by the Insurer as of the Annuity Commencement Date (or if no Interim Post-Closing Post-Solicitation Premium was delivered, the date that is 30 days prior to the Target Closing Date) and taking into account Additional Classification Errors that are reported to the Insurer on or after the Interim Corrections Calculation Date and prior to the date that is 7 days prior to the date that the calculation of the Post-Closing Final Premium is delivered pursuant to Section 2.11(c)(ii).
“Final Benefit Amount Correction” means the Benefit Amount Correction, as calculated by the Insurer as of the Annuity Commencement Date and taking into account Benefit Amount Increases that are discovered by the Insurer on or after the Interim Corrections Calculation Date (or if no Interim Post-Closing Post-Solicitation Premium was delivered, the date that is 30 days prior to the Target Closing Date) and prior to the date that is 7 days prior to the date that the calculation of the Post-Closing Final Premium is delivered pursuant to Section 2.11(c)(ii).
“Final [     ***       ]” means the [     ***       ], as calculated by the Insurer as of the Annuity Commencement Date and taking into account Data Errors that are discovered by the Insurer on or after the Interim Corrections Calculation Date (or if no Interim Post-Closing Post-Solicitation Premium was delivered, the date that is 30 days prior to the Target Closing Date) and prior to the date that is 7 days prior to the date that the calculation of the Post-Closing Final Premium is delivered pursuant to Section 2.11(c)(ii).
“[     ***       ]” is defined in Section 2.5(e)(ii).
“Final Plan Portfolio” means the portfolio of [     ***       ] set forth on the Transferred Assets Schedule. For the avoidance of doubt, the assets in Contract 300 Portfolio P at Closing are part of the Final Plan Portfolio.
“Final Pre-Closing Asset Valuation” is defined in Section 2.6(e).
“Final Single Life Mortality Correction” means the Single Life Mortality Correction, as calculated by the Insurer as of the Annuity Commencement Date, and taking into account the death of any Covered Life prior to the Annuity Commencement Date who elected a Single Life Annuity that is discovered by the Insurer on or after the Interim Corrections Calculation Date (or if no Interim Post-Closing Post-Solicitation Premium was delivered, the date that is 30 days prior to the Target Closing Date) and prior to the date that is 7 days prior to the date that the calculation of the Post-Closing Final Premium is delivered pursuant to Section 2.11(c)(ii).
“Firm Limit” is defined in Section I of the Procedures Manual.
“[     ***       ] Assets” means a total amount of [     ***       ] up to the lesser of (a) [     ***       ] of the Closing Final Premium or (b) [     ***       ], but in no event to be less than [     ***       ], as discussed in Section I of the Procedures Manual.
“FOA” is defined in Section A of the Procedures Manual.
“Form 500” means PBGC Form 500 filed in connection with the Plan's termination, and described in 29 C.F.R. § 4041.25.
“Form 501” means PBGC From 501 filed to certify the distribution of all Plan benefits, and described in 29 C.F.R. § 4041.29.
“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.
“[     ***       ]” means the adjustment to the Dry-Run Post-Solicitation Premiums, the Preliminary Post-Solicitation Premium, the Interim Post-Closing Post-Solicitation Premium or the Post-Closing Post-Solicitation Premium, as applicable, as calculated in accordance with the methodology and procedures set forth in Section B of the Procedures Manual, as a result of a Data Error.
“General Account” means the Insurer's general account.
“Governmental Approval” means any Consent of a Governmental Authority.
“Governmental Authority” means any federal, state, municipal, foreign or local government or quasi-governmental authority or any regulatory or administrative body, department, agency, insurance commission or commissioner, subdivision, court or other tribunal, arbitrator or arbitral body of any of the foregoing.
“Group Annuity Contract” means a single premium, non-participating group annuity contract, and all exhibits thereto, that amends and restates Contract 300 Article P and is issued by the Insurer in the form of Appendix 1.1A.

“Group Annuity Contract Issuance” is defined in Section 2.1(a).
“Guaranteed Separate Account” means the Insurer's dedicated, non-commingled separate account identified as [     ***       ] that will be used to pay all or a portion of the Annuity Payments due under the Group Annuity Contract.
“[ *** ]” is defined in Section 6.5(c) and determined in accordance with Appendix 6.6.
“Identified CD-ROM” means the version of each Microsoft Excel spreadsheet that was uploaded to the RR Donnelly Venue Virtual Data Room, Project Name Vita Commercial Diligence, between 5:48 pm New York City time on May 29, 2012 and noon New York City time on May 30, 2012 by the Insurer, as the same may be updated in accordance with Section 2.4(c) or Section 2.20, and such Microsoft Excel spreadsheets to which the Company has been provided access will be downloaded by RR Donnelly onto a tangible CD-ROM on the DTFA Execution Date, or as promptly as practical thereafter, and will be initialed by the Company and the Insurer.
“IF Engagement Letter” has the meaning set forth in Section 3.4.
“Incremental Interim [     ***       ] Adjustment” is the adjustment to the Interim Post-Closing Final Premium and the Post-Closing Final Premium defined in Section I of the Procedures Manual.
“Incremental Final [     ***       ] Adjustment” is the adjustment to the Post-Closing Final Premium defined in Section I of the Procedures Manual.
“Indemnified Party” is defined in Section 9.1.
“Independent Fiduciary” is defined in the preamble.
“Independent Fiduciary Controlled Group” means the Independent Fiduciary and its Affiliates.
“Independent Fiduciary MAC” means the occurrence, in the sole discretion of the Independent Fiduciary, of a material adverse change in the Insurer subsequent to the DTFA Execution Date that would cause the selection of the Insurer to fail to satisfy ERISA and applicable guidance, including Interpretive Bulletin 95-1.
“Independent Third Party” means KPMG, LLP, or such other independent firm selected jointly by the Company and the Insurer.
“Independent Third Party Agreement” means the agreement between the Independent Third Party, the Company, and the Insurer in connection with premium verification and dispute resolution services outlined in this Agreement.
“Initial Certification” is defined in Section 2.4(a).
“Initial [     ***       ]” means [     ***       ], as updated into [     ***       ] pursuant to the terms hereof.
“In-Kind Asset Information” is defined in Section H of the Procedures Manual.
“In-Kind Asset Tolerances” means the percentage limits for assets set forth and described in Section I of the Procedures Manual.
“Insurer” is defined in the preamble.

“Insurer MAC” means the occurrence of any fact, circumstance, change, development, condition or event subsequent to the DTFA Execution Date that individually or in the aggregate would, or would be reasonably expected to, cause the [ *** ], at any point subsequent to the DTFA Execution Date, to be less than [     ***       ].
“Insurer Parent” is defined in the preamble.
“Insurer Provided Life-by-Life Information” is defined in Section 2.4(a).
“Interim Closing Asset Valuation” is defined in Section 2.10(a).
“Interim Corrections Calculation Date” means December 13, 2012.
“Interim Post-Closing Additional Classification Errors Correction” means the Additional Data Errors Correction, as calculated by the Insurer as of the Interim Corrections Calculation Date and taking into account Classification Errors that are reported to the Insurer on or after the date that is 30 days prior to the Target Closing Date and prior to the Interim Corrections Calculation Date.
“Interim Post-Closing Benefit Amount Correction” means the Benefit Amount Correction, as calculated by the Insurer as of the Interim Corrections Calculation Date and taking into account Benefit Amount Increases that are discovered by the Insurer on or after the date that is 30 days prior to the Target Closing Date and prior to the Interim Corrections Calculation Date.
“Interim Post-Closing Final Premium” is defined in Section 2.10(b)(ii).
“Interim Post-Closing [     ***       ]” means the [     ***       ], as calculated by the Insurer as of the Interim Corrections Calculation Date and taking into account Data Errors that are discovered by the Insurer on or after the date that is 30 days prior to the Target Closing Date and prior to the Interim Corrections Calculation Date.
“Interim Post-Closing Insurer Payment” is defined in Section 2.10(c)(i).
“Interim Post-Closing Plan Payment” is defined in Section 2.10(c)(ii).
“Interim Post-Closing Post-Solicitation Premium” is defined in Section 2.10(b)(i).
“Interim Post-Closing Single Life Mortality Correction” means the Single Life Mortality Correction, as calculated by the Insurer as of the Interim Corrections Calculation Date and taking into account the death of any Covered Life prior to the Annuity Commencement Date who elected a Single Life Annuity that is discovered by the Insurer on or after the date that is 30 days prior to the Target Closing Date and prior to the Interim Corrections Calculation Date.
“Interpretive Bulletin 95-1” means the U.S. Department of Labor's interpretive bulletin codified at 29 C.F.R. § 2509.95-1.
“Joint Written Direction” is defined in the Escrow Agreement.
“Law” means any federal, state, foreign or local law, statute, ordinance, regulation, rule or Order of any Governmental Authority.
“Liability” means any direct or indirect liability, debt, obligation, commitment, guaranty, claim, loss, damage, deficiency, penalty, fine, cost or expense of any kind, whether relating to payment, performance or otherwise, known or unknown, fixed, absolute or contingent, accrued or unaccrued, matured or unmatured, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, whenever and however arising (including whether or not required to be reflected or reserved against on the financial statements of the obligor under GAAP).
“Liability [     ***       ]” is defined in Section C of the Procedures Manual.
“Liens” means any lien, mortgage, security interest, pledge, deposit, encumbrance, restrictive covenant or other similar restriction.
“Liquidity Actions” means the taking of any of the following actions during the Covered Period: (i) [     ***       ] during the Covered Period, or (ii) [     ***       ] during the Covered Period, [     ***       ]: (a) [     ***       ] (i) [     ***       ] in the aggregate; or (ii) [     ***       ] and (b) [     ***       ].
“Liquidity Cap” means an amount equal to [     ***       ].
“Liquidity Requirement” means an amount in cash, as determined [     ***       ] prior to the Target Closing Date, equal to (A) minus (B), where (A) equals [     ***       ] as calculated pursuant to Appendix 2.6 (which, for the avoidance of doubt, does not include [     ***       ] and (B) equals (i) [     ***       ] plus (ii) the [     ***       ], or if such [     ***       ] at such time, then the [     ***       ], in connection with [     ***       ] (currently expected to be in the range of [     ***       ], plus (iii) [     ***       ], plus (iv) with respect to the [     ***       ] necessary to (a) [     ***       ] and (b) [     ***       ], where determinations for both (a) and (b) shall be made by [     ***       ].
“Losses” means any and all liabilities, losses, damages, expenses (including reasonable expenses of investigation, enforcement and collection and reasonable attorneys' and accountants' fees and expenses, in each case, in connection with any Action), costs, fines, fees, penalties and obligations.
“Lump-Sum Data” is defined in Section 2.5(a).
“Lump-Sum Election” means the timely and legally binding election by a Solicited Electing Life to receive a Lump-Sum Payment in accordance with the Lump-Sum Solicitation and the applicable Plan provisions.
“Lump-Sum Election Period” means the period from June 1, 2012 to the earlier to occur of (i) September 30, 2012 and (ii) the last date on which a Lump-Sum Payment is made.
“Lump-Sum Payment” means the single, lump-sum payment to a Solicited Electing Life.
“Lump-Sum Payment Period” means the period during which Lump-Sum Payments are made pursuant to the Lump-Sum Elections, but in no event may such Lump-Sum Payment Period extend beyond September 30, 2012.
“Lump-Sum Solicitation” means the offering by the Plan to the Solicited Lives of a right to elect a Lump-Sum Payment during the Lump-Sum Election Period.
“Material Litigation” means any Action that (a) has been initiated by the U.S. Department of Labor or other Governmental Authority against the Company, the Plan, the Insurer or any fiduciary of the Plan (including the Independent Fiduciary) that challenges the consummation of the transactions contemplated hereby (including the Lump-Sum Solicitation) or that otherwise asserts that such transactions violate applicable Law, or (b) has been initiated by a Person other than a Governmental Authority against the Company, the Plan, the Insurer or the Independent Fiduciary that challenges the consummation of the transactions contemplated hereby (including the Lump-Sum Solicitation) or that otherwise asserts that such transactions violate applicable Law and that, in the case of this clause (b), would reasonably be expected to have a material adverse effect on the transactions contemplated hereby.
“[     ***       ] Adjustment” means, as of the applicable dates as provided in this Agreement, the total dollar price adjustment to the premium to be paid in exchange for the Group Annuity Contract if the Closing were to occur on such date, as calculated in accordance with the methodology and procedures set forth in Section I of the Procedures Manual.1
“Newco” is defined in Section 6.13.
“New Plan” means the employee benefit plan to which Plan Assets and Liabilities are or may be transferred in connection with the spin-off of Plan Assets and Plan Liabilities of the Plan as set forth in this Agreement.
“[     ***       ]” means any asset in the Final Plan Portfolio that is not a [     ***       ].
“Non-Electing Base Annuity Premium” is defined in Section A of the Procedures Manual.
“Non-Electing Annuity Premium” is the premium calculated in accordance with the methodology and procedures set forth in Section A of the Procedures Manual.
“Non-Exempt Prohibited Transaction” means a transaction prohibited by ERISA § 406 or Code § 4975 for which no statutory or regulatory exemption applies.
“Non-Separate Account Amount” is defined in Section 2.3(c).
“Non-Solicited Annuity Premium” is equal to $11,493,303,518, as such amount may be revised in accordance with Section 2.4.
“Non-Solicited Lives” means those Priced Lives who will not be offered the Lump-Sum Election in connection with the Lump-Sum Solicitation, it being understood that, as the context may require, a Priced Life shall be considered a Non-Solicited Life with respect to the portion of his or her benefit that is not eligible for a Lump-Sum Solicitation.
“Notice of Intent to Terminate” means the notice described in 29 C.F.R. § 4041.23.
“Notice of Plan Benefits” means the notice described in 29 C.F.R. § 4041.24.
“Order” means any order, award, decision, injunction, judgment, ruling, decree, writ, subpoena or verdict entered, issued, made or rendered by any Governmental Authority or arbitrator.
“Original Pricing Methodologies” is defined in Section 10.2(d)(i).
“Outside Date” is defined in Section 10.1(d).
“Parent Liquidity Position” means the total cash, cash equivalents and marketable securities of General Motors Company and its consolidated Subsidiaries other than General Motors Financial Company, Inc., as reported in General Motors Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q.

“Participant Premium Calculation Tab” is defined in the Procedures Manual.
“Parties” is defined in the preamble.
“PBGC” means the Pension Benefit Guaranty Corporation.
“PBGC Review Period” means the period for PBGC review of the Form 500 as described in 29 C.F.R. § 4041.26.
“[     ***       ]” means a [     ***       ] that is identified on Exhibit C.
“[     ***       ] Transfer Documentation” means the assignment and assumption agreement(s) or consents or similar transfer documents necessary to transfer [     ***       ] to the Insurer, whether [     ***       ] Newco.
“Permitted Liens” means:
(a)    any Liens created by operation of Law in respect of restrictions on transfer of securities (other than restrictions relating to the transfer of assets at Closing, unless such transfer complies with such applicable Law);
(b)    with respect to any [     ***       ], (i) any Lien created under any subscription document, partnership agreement, side letter, offering document or other similar organizational document or credit, security or similar agreement to which such [     ***       ] is subject, including any restriction on sale, assignment, disposition or transfer thereunder (other than restrictions relating to [     ***       ], unless all required consents and conditions have been obtained prior to Closing as contemplated by this Agreement);
(c)    with respect to any Public Bond, any transfer restrictions or other limitations on assignment, transfer or the alienability of rights under any indenture, debenture or other similar governing agreement to which such Public Bonds are subject (other than restrictions relating to the transfer of a Public Bond at Closing, unless such transfer does not violate any such restriction).
“Person” means any individual, corporation, limited liability company, partnership, sole proprietorship, joint venture, trust, estate, association, organization, labor union, Governmental Authority or other entity.
“PFS Adjustment” means, as of the applicable dates as provided in this Agreement, the adjustment that would be applied to the Closing Premium if the Closing were to occur on such date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section H of the Procedures Manual.
“Plan” is defined in the preamble.
“Plan Asset” means an asset of the Plan within the meaning of ERISA.
“Plan Beneficiary” means a person designated by a current or former Plan Participant, by a DRO, or by the terms of the Plan to become entitled to receive a pension benefit from the Plan.
“Plan Investment Fiduciary” means General Motors Investment Management Corporation.
“Plan Liabilities” means a benefit obligation of the Plan.

“Plan of Operations” means (a) with respect to the New York State Department of Financial Services, The Prudential Insurance Company of America Plan of Operations for VCA-GA-7436, and (b) with respect to the State of New Jersey Department of Banking and Insurance, The Prudential Insurance Company of America Restated Essentials of Method of Operations for VCA-GA-7436.
“Plan Participant” means a person who is eligible to receive a pension benefit from the Plan.
“Plan Spin-Off” is defined in the recitals.
“Plan Termination” is defined in the recitals.
“Plan Trustee” means, [     ***       ], and for all other purposes, State Street Bank and Trust Company, each in their capacity as trustee for one or more trusts that hold Plan Assets and, in each case, any successor thereto.
“Plan Trustee Agreement” means the agreement, substantially in the form of Exhibit B hereto, between the Plan Trustee, the Independent Fiduciary and the Insurer.
“POINT” is defined in Section F of the Procedures Manual.
“POINT Access Event” is defined in Section 2.9(c).
“Post-Closing Final Premium” is defined in Section 2.11(c)(ii).
“Post-Closing Post-Solicitation Premium” is defined in Section 2.11(c)(i).
“Post-Solicitation Premium Tab” is defined in the Procedures Manual.
“Preliminary Additional Classification Errors Correction” means the Additional Classification Errors Correction, as calculated by the Insurer as of the day that is thirty (30) days prior to the Target Closing Date and taking into account Additional Classification Errors reported to the Insurer prior to the date that is 30 days prior to the Target Closing Date.
“Preliminary Benefit Amount Correction” means the Benefit Amount Correction, as calculated by the Insurer as of the day that is thirty (30) days prior to the Target Closing Date and taking into account Benefit Amount Increases discovered by the Insurer prior to the date that is 30 days prior to the Target Closing Date.
“Preliminary Broker-Quote Valuations” is defined in Section 2.6(e).
“Preliminary Closing Premium” is defined in Section 2.8(a).
“Preliminary CMA Adjustment” means the adjustment applied to the Preliminary Closing Premium, with respect to the period from the DTFA Pricing Date to the date that is seven (7) days prior to the Target Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section F of the Procedures Manual.
“Preliminary [     ***       ]” means the [     ***       ], as calculated by the Insurer as of the day that is thirty (30) days prior to the Target Closing Date and taking into account Data Errors discovered by the Insurer prior to the date that is 30 days prior to the Target Closing Date.

“Preliminary [     ***       ] Adjustment” means the total dollar price adjustment to the Preliminary Closing Premium, as calculated in accordance with the methodology and procedures set forth in Section I of the Procedures Manual.
“Preliminary PFS Adjustment” means the adjustment to the Preliminary Closing Premium stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section H of the Procedures Manual.
“Preliminary Plan Portfolio” means the projected Final Plan Portfolio expected to be delivered to the Insurer under Section 2.6(b)(i) as of 8 days before the Target Closing Date.
“Preliminary Post-Solicitation Premium” is defined in Section 2.5(e)(ii).
“Preliminary SCA Adjustment” means the adjustment applied to the Preliminary Closing Premium, with respect to the period from the DTFA Pricing Date to the date that is seven (7) days prior to the Target Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section G of the Procedures Manual.
“Preliminary Single Life Mortality Correction” means the Single Life Mortality Correction, as calculated by the Insurer as of the day that is thirty (30) days prior to the Target Closing Date and taking into account the death of any Covered Life prior to the Annuity Commencement Date who elected a Single Life Annuity that is discovered by the Insurer prior to the date that is 30 days prior to the Target Closing Date.
“Priced Lives” means all Plan Participants and Plan Beneficiaries who are referenced by Appendix 1.2 and, as of November 30, 2011, are in pay status as to all of their Plan benefits (provided that the “Part B” benefits attributable to Priced Lives will in all cases be considered non-solicited). The Priced Lives referenced by Appendix 1.2 are identified as Non-Solicited Lives or Solicited Lives.
“Procedures Manual” means that certain Procedures Manual, as contained on the Identified CD-ROM delivered from the Insurer to the Company on the date hereof, as the same may be updated in accordance with Section 2.20.
“Projected Parent Liquidity Position” means, as of a date of determination, the projection of the Parent Liquidity Position as of the end of the 2012 calendar year.
“Projected RBC Ratio” means, as of a day of determination, the projection of the RBC Ratio as of the end of the 2012 calendar year, as calculated under the method set forth in Appendix 6.6.
“Prudential Disclosure Letter” means the disclosure letter as delivered by Insurer Parent and the Insurer to the other Parties immediately prior to the execution of this Agreement.
“Prudential's Knowledge” means the actual knowledge of any officer of the Insurer or Insurer Parent that will be responsible for the day to day administration of the Group Annuity Contract or was directly involved in the negotiation of this Agreement or the transactions contemplated hereby, in each case, (a) after making appropriate inquiry of those people reporting directly to such officer who have substantial responsibility for the relevant subject matter, and (b) if none of such officers or people reporting directly to them have substantial responsibility for the subject matter that is the subject of the relevant representation, after making appropriate inquiry of an officer of the Insurer or Insurer Parent that has substantial responsibility for such subject matter.

“PTCE” means a prohibited transaction class exemption issued by the U.S. Department of Labor pursuant to ERISA § 408(a).
“Public Bonds” means those asset classes listed under heading “Asset Class” in Table I of the “Public Bonds” section of Appendix 2.6 that are (a) registered under the Securities Act of 1933 or (b) (i) traded pursuant to the Rule 144A exemption from the Securities Act of 1933 and the regulations issued thereunder and (ii) containing registration rights in favor of the holder of such note or obligation that are effective within one year of the date of transfer, it being understood that Public Bonds may be of any maturity, but do not include preferred stocks, hybrids, convertibles or tax-exempt municipal bonds.
“QPAM” means a Qualified Professional Asset Manager within the meaning of the U.S. Department of Labor Prohibited Transaction Class Exemption 84-14.
“RBC [     ***       ]” means the “[     ***       ]” described in Appendix 6.6.
“RBC Ratio” means the risk-based capital ratio of the Insurer, which shall be calculated in a manner consistent with the requirements and methodologies prescribed under New Jersey Law, as applied by the Insurer in the ordinary course of its business, consistent with its historic practice.
“[     ***       ]” is defined in Section F of the Procedures Manual.
“Representatives” means, in respect of any Person that is an entity, such Person's officers, directors, employees, advisors and agents.
“Re-Pricing Offer” is defined in Section 10.2(d)(i).
“Re-Pricing Request” is defined in Section 10.2(d)(i).
“Requesting Party” is defined in Section 6.6(c).
“Revised Base Annuity Premium” means an amount equal to the Non-Solicited Annuity Premium plus the Non-Electing Base Annuity Premium.
“Revised Certification” is defined in Section 2.4(c).
“Revised Preliminary CMA Adjustment” means the adjustment applied to the Revised Preliminary Closing Premium, with respect to the period from the DTFA Pricing Date through the close of business on the day that is two (2) Business Days prior to the Target Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section F of the Procedures Manual.
“Revised Preliminary Closing Premium” is defined in Section 2.8(c).
“Revised Preliminary [     ***       ] Adjustment” means the total dollar price adjustment to the Revised Preliminary Closing Premium, as calculated in accordance with the methodology and procedures set forth in Section I of the Procedures Manual.
“Revised Preliminary PFS Adjustment” means the adjustment to the Revised Preliminary Closing Premium stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section H of the Procedures Manual.
“Revised Preliminary SCA Adjustment” means the adjustment applied to the Revised Preliminary Closing Premium, with respect to the period from the DTFA Pricing Date through the close of business on the day that is two (2) Business Days prior to the Target Closing Date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section G of the Procedures Manual.
“[     ***       ]” is defined in Section F of the Procedures Manual.
“[     ***       ]” is defined in Section F of the Procedures Manual.
“SCA Adjustment” means, as of the dates as provided in this Agreement, the adjustment that would be applied to the Closing Final Premium if the Closing were to occur on such date, with respect to the period from the DTFA Pricing Date through the close of business on the last Business Day prior to such date, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section G of the Procedures Manual
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“[ *** ]” is defined in the introduction section of the Procedures Manual.
“Signing Classification Errors” is defined in Section 2.4(c).
“Single Life Mortality Correction” means the adjustment to the Dry-Run Post-Solicitation Premiums, the Preliminary Post-Solicitation Premium, the Interim Post-Closing Post-Solicitation Premium or the Post-Closing Post-Solicitation Premium, as applicable, as calculated in accordance with the methodologies and procedures set forth in Section B of the Procedures Manual, as a result of a data correction respecting the death of a Covered Life who elected a Single Life Annuity that occurred on or before the Annuity Commencement Date.
“Solicited Adjusted Annuity Premium” means [     ***       ], as the same may be revised in accordance with Section 2.4.
“Solicited Annuity Premium” means [     ***       ], as the same may be revised in accordance with Section 2.4.
“Solicited Electing Lives” means the Solicited Lives who make a Lump-Sum Election.
“Solicited Lives” means those Priced Lives who will be offered the Lump-Sum Election in connection with the Lump-Sum Solicitation, it being understood that, as the context may require, a Priced Life shall be considered a Solicited Life with respect to the portion of his or her benefit that is eligible for a Lump-Sum Solicitation.
“Solicited Non-Electing Lives” means those Solicited Lives who do not make a Lump-Sum Election.
“Standard Termination” means a termination described in ERISA § 4041(b).
“Statutory Basis” is defined in Section 10.2(d)(i)(A).
“Statutory Reserves” is defined in Section 2.3(c).
“Subsidiary” means, with respect to any Person, any Person with respect to which the subject Person owns, directly or indirectly, at least 50% of the outstanding equity interests, voting rights or profits interests or otherwise has the right to control or direct the business affairs of such Person (whether by board representation or otherwise).
“Target Closing Date” means (i) if the Form 500 has been filed with the PBGC on or prior to August 31, 2012: November 1, 2012; (ii) if the Form 500 has been filed with the PBGC after August 31, 2012 and prior to October 1, 2012: December 3, 2012; or (iii) otherwise such other date on or prior to the Outside Date, that the Insurer, the Company and the Independent Fiduciary may mutually agree.
“Target Closing Date Adjustment” means the adjustment to the Dry-Run Closing Premiums, the Preliminary Closing Premium and the Revised Preliminary Closing Premium, stated as a percentage and calculated in accordance with the methodology and procedures set forth in Section E of the Procedures Manual.
“Tax Qualified” means qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a).
“Tax Position” is defined in Section 10.2(d)(i)(A).
“TCF” is an amount that is payable in accordance with Section 2.14 and is defined in Section J of the Procedures Manual.
“Third Party Claim” is defined in Section 9.1.
“Transaction” means the transaction contemplated to close on the Closing Date by this Agreement.
“Transaction Announcements” is defined in Section 6.4(a).
“Transaction MAC” means the occurrence of any fact, circumstance, change, development, condition or event subsequent to the DTFA Execution Date that, individually or in the aggregate, would or would reasonably be expected to result in the Liquidity Requirement of the Transaction exceeding the Liquidity Cap.
“Transferred Assets” means the assets included in the Final Plan Portfolio, and any Transferred Liabilities associated with those assets.
“Transferred Assets Schedule” means the statement of Transferred Assets in the form of the Schedule of Transferred Assets attached hereto as Exhibit A, as produced in accordance with Section 2.9(a) and updated in accordance with Section 2.10(b)(iii) and Section 2.11(c)(iii).
“Transferred Liabilities” means any and all expenses, obligations and other Liabilities relating to the ownership of any Transferred Asset, including [     ***       ]. [     ***       ] are set forth on Exhibit C.
“Uncovered Claim” is defined in Section 9.2(c).

Section 1.2 Interpretation.

(a)Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

(b)Words denoting any gender shall include all genders. The meanings given to terms defined herein shall be equally applicable to both singular and plural forms of such terms. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(c)The Appendices, Exhibits and Disclosure Letters to this Agreement, the Procedures Manual and the Identified CD-ROM are incorporated by reference and made a part of this Agreement as if set forth fully in this Agreement.

(d)A reference to any party to this Agreement or any other agreement or document shall include such party's successors and permitted assigns.

(e)A reference to any Law or to any provision of any Law shall include any amendment thereto, any modification or re-enactment thereof, any Law substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

(f)All references to “$” and dollars shall refer to United States currency. All references to the word “days” shall refer to calendar days unless otherwise specified in a particular case.

(g)All references to any financial or accounting terms shall be defined in accordance with GAAP; provided, however, that as to Insurer's accounting, the accounting terms shall be in accordance with relevant state insurance statutory accounting principles (including applicable permitted practices).

(h)Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof.

(i)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Appendix, Exhibit, Schedule and Letter references are to this Agreement unless otherwise specified.

(j)The Parties each hereby acknowledge that (i) the Parties jointly and equally participated in the drafting of this Agreement and all other agreements contemplated hereby, (ii) the Parties have each been adequately represented and advised by legal counsel with respect to this Agreement and the transactions contemplated hereby, and (iii) no presumption shall be made that any provision of this Agreement shall be construed against any Party by reason of such role in the drafting of this Agreement and any other agreement contemplated hereby.

(k)The Table of Contents and the headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement; provided, that this Section 1.2(k) shall not apply to the Table of Contents and the headings in Procedures Manual.

(l)If there is any conflict between this Agreement (excluding the Procedures Manual and the Identified CD-ROM) and the Procedures Manual or the Identified CD-Rom, this Agreement (excluding the Procedures Manual and the Identified CD-ROM) shall control and govern in all respects.

(m)All capitalized terms not defined in the Procedures Manual, any Disclosure Letter or any Appendix will have the meanings ascribed to them in this Agreement. The representations and warranties of the Company, the Independent Fiduciary, the Insurer and the Insurer Parent in this Agreement are made and given, and the covenants are agreed to, subject to the disclosures and exceptions set forth in their respective Disclosure Letters. The disclosure of any matter in any section of a Disclosure Letter shall be a disclosure for all purposes of this Agreement and all other sections of such Disclosure Letter to which such matter relates to the extent that the applicability of such matter to such other section of the Disclosure Letter is reasonably apparent on its face. The Disclosure Letters have been arranged in sections corresponding to the sections and paragraphs of this Agreement for the convenience of the Parties. The listing of any matter by the Company, the Independent Fiduciary or the Insurer in its Disclosure Letter shall expressly not constitute an admission by such Party, or to otherwise imply, that any such matter is material, is required to be disclosed under this Agreement or falls within relevant minimum thresholds or materiality standards set forth in this Agreement. No disclosure in a Disclosure Letter relating to any possible breach or violation of any contract or Law will be construed as an admission or indication that any such breach or violation exists or has actually occurred. In no event will the listing by the Company, the Independent Fiduciary or the Insurer of any matter in its Disclosure Letter expand the scope of such Party's representations, warranties or covenants set forth in this Agreement. All attachments to the Disclosure Letter are incorporated by reference into the Disclosure Letter in which they are directly or indirectly referenced. The information contained in the Disclosure Letter is in all events provided subject to the applicable Confidentiality Agreement.

ARTICLE II
PURCHASE OF SINGLE PREMIUM GROUP ANNUITY CONTRACT

A.    Group Annuity Contract Issuance and Final Plan Portfolio Transfer
Section 2.1 Closing.

(a)At the Closing (i) the Insurer shall issue to the Plan and deliver to the Plan Trustee the Group Annuity Contract (the “Group Annuity Contract Issuance”); (ii) the Independent Fiduciary shall irrevocably direct the Plan Trustee to (A) assign, transfer and deliver to the Insurer the Transferred Assets as set forth on the Final Asset Statement (other than the assets of Contract 300 Portfolio P listed on the Final Asset Statement) in accordance with the procedures set forth in Appendix 2.1-A, in an amount up to the Closing Final Premium and (B) pay to the Insurer an amount of Cash (the “Cash Closing Payment”) equal to the excess, if any, of the Closing Final Premium over the aggregate Final Pre-Closing Asset Valuation of the assets in the Final Plan Portfolio (collectively, the “Closing Asset Transfers”); and (iii) Insurer Parent, together with the Company, shall issue a Joint Written Direction to the Escrow Agent directing the Escrow Agent to transfer all cash and other assets held in the Escrow Account to an account designated by the Company. As of the Closing Date, the Insurer shall, pursuant to the terms of the Group Annuity Contract, unconditionally and irrevocably guarantee the full payment of all Annuity Payments as set forth in the Group Annuity Contract in respect of each Covered Life, Contingent Life and any applicable Beneficiary, and will assume all investment risk associated with the Final Plan Portfolio.

(b)On the terms and subject to the conditions set forth in this Agreement, the consummation of the Group Annuity Contract Issuance, issuance of the Joint Written Direction referenced in Section 2.1(a)(iii), and the Closing Asset Transfers (the “Closing”) shall take place at the offices of Jones Day located at 222 East 41st Street, New York, NY 10017-6702 (or such other location as will be mutually agreed upon by the Company and the Insurer) on (i) November 1, 2012, if at least three Business Days prior to November 1, 2012, all of the conditions set forth in Article VIII have been satisfied or waived (other than (a) conditions that by their nature or pursuant to this Agreement are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, waiver of those conditions, or (b) conditions with respect to the conclusion of the PBGC Review Period, which must conclude at or any time prior to Closing), (ii) December 3, 2012, if at least one Business Day prior to December 3, 2012, all of the conditions set forth in Article VIII have been satisfied or waived (other than (a) conditions that by their nature or pursuant to this Agreement are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, waiver of those conditions, or (b) conditions with respect to the conclusion of the PBGC Review Period, which must conclude at or any time prior to Closing) or (iii) if the Closing has not occurred on or prior to December 3, 2012, three (3) Business Days following the first date that all of the conditions set forth in Article VIII have been satisfied or waived (other than (a) conditions that by their nature or pursuant to this Agreement are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, waiver of those conditions, or (b) conditions with respect to the conclusion of the PBGC Review Period, which must conclude at or any time prior to Closing). The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

Section 2.2 Deliveries at Closing.

(a)    At the Closing, (i) with respect to the items set forth in clauses (i), (ii), (iii), (iv), (v) and (vii) below, the Independent Fiduciary shall or shall direct the Plan Trustee, as applicable, to deliver to the Insurer, with a copy to the Company and (ii) with respect to the items set forth in clauses (vi) and (viii) below, the Company shall deliver to the Insurer:

(i)a certificate, dated as of the Closing Date, signed by an officer of the Independent Fiduciary certifying as to the satisfaction of the conditions specified in Section 8.3(a) and Section 8.3(b) each as to the Independent Fiduciary;

(ii)the Bill of Sale (including all schedules thereto), duly executed by the Plan Trustee;

(iii)[     ***       ] Transfer Documentation and [     ***       ] Transfer Documentation, duly executed by the Plan Trustee;

(iv)a written acknowledgement of the receipt of the Group Annuity Contract signed by the Plan Trustee;

(v)the Group Annuity Contract (including all exhibits and attachments thereto), duly executed by the Plan Trustee;

(vi)a certificate, dated as of the Closing Date, signed by a duly authorized officer of the Company certifying as to the satisfaction of the conditions specified in Section 8.3(a) and Section 8.3(b), in each case, as to the Company, and Section 8.3(c);

(vii)the Plan Trustee Agreement, duly executed by the Independent Fiduciary and the Plan Trustee (or evidence of any alternative arrangements as shall have been agreed by the Insurer and the Company pursuant to the last sentence of Section 6.3(b)); and

(viii)an instruction to [     ***       ], duly executed by the Plan Investment Fiduciary, in the form attached hereto as Exhibit D.

(b)    At the Closing, the Insurer will deliver to the Plan Trustee, with a copy to the Independent Fiduciary and the Company, the following duly executed documents and other items:

(i)    the Group Annuity Contract (including all exhibits and attachments thereto), duly executed by the Insurer;

(ii)    the Bill of Sale, duly executed by the Insurer;

(iii)    [     ***       ] Transfer Documentation and [     ***       ] Transfer Documentation, duly executed by the Insurer;

(iv)    a certificate, dated as of the Closing Date, signed by a duly authorized officer of the Insurer certifying that Contract 300 Portfolio P remains in the Guaranteed Separate Account and that the assets in Contract 300 Portfolio P are part of the consideration for the Group Annuity Contract;

(v)    evidence of Governmental Approvals set forth in Appendix 8.2(d);

(vi)    a certificate, dated as of the Closing Date, signed by a duly authorized officer of the Insurer certifying as to the satisfaction of the conditions specified in Section 8.2(a) and Section 8.2(c), in each case, as to the Insurer; and

(vii)    the Plan Trustee Agreement, duly executed by the Insurer (or evidence of any alternative arrangements as shall have been agreed by the Insurer and the Company pursuant to the last sentence of Section 6.3(b)).

Section 2.3    Final Plan Portfolio and Contract 300 Portfolio P.

(a)    Prior to the Closing, the Insurer will cause Contract 300 Portfolio P to remain in the Guaranteed Separate Account.

(b)    Upon the Group Annuity Contract Issuance, the Insurer may allocate to the General Account an amount of the Final Plan Portfolio not greater than the lesser of (i) [     ***       ], and the Insurer will allocate the balance of the Final Plan Portfolio to the Guaranteed Separate Account.

(c)    For purposes of this Section 2.3, the following definitions shall apply:
“Non-Separate Account Amount” equals the [     ***       ] as of the Closing Date minus the greater of (a) or (b), where (a) equals the Closing Final [ *** ], and (b) equals zero; provided, however, in no event may the Non-Separate Account Amount be less than zero
“Statutory Reserve” means the amount of statutory reserves established by the Insurer as of the Closing Date, with respect to the liabilities covered by the Group Annuity Contract, in accordance with statutory accounting principles prescribed or permitted by New Jersey Law.
(d)    The allocation of assets (including Contract 300 Portfolio P) between the General Account and the Guaranteed Separate Account following the Closing Date shall be governed by the terms of the Group Annuity Contract.

B.    Calculation of Closing Final Premium
Section 2.4    Calculation of Base Annuity Premium and Solicited Adjusted Annuity Premium.

(a)    Base Annuity Premium. The Solicited Annuity Premium, the Non-Solicited Annuity Premium, and the resulting Base Annuity Premium as of the DTFA Pricing Date, as calculated by the Insurer, initially do not give effect to any correction of Classification Errors. The definitive life-by-life list provided by the Insurer or any of its Affiliates containing information (excluding any information regarding monthly benefit amounts) with respect to each Non-Solicited Life and each Solicited Life (together with any other life-by-life information which may subsequently be provided by the Insurer or any of its Affiliates to the Independent Third Party to complete the calculations required by this Agreement, the “Insurer Provided Life-by-Life Information”) was provided to the Independent Third Party on May 29, 2012. The Independent Third Party has been directed to certify to the Company that (i) the Priced Lives referenced in Appendix 1.2 are the same as the lives (by numeric identifier, excluding any letter identifiers) set forth on the Participant Premium Calculations Tab, which shall be completed in accordance with the [ *** ] process, (ii) the Solicited Annuity Premium is equal to [     ***       ] the Non-Solicited Annuity Premium is equal to [     ***       ] (such certification, including the matters described in Section 2.4(b), below, the “Initial Certification”). The Independent Third Party will be directed to deliver this Initial Certification as soon as practicable following the DTFA Execution Date, and in no event later than 5 Business Days following the DTFA Execution Date. If the Independent Third Party does not, within such five (5) Business Day time period, certify the Non-Solicited Annuity Premium or the Solicited Annuity Premium calculated by the Insurer, then the Insurer shall so notify the Company and advise the Company of the reasons thereof, if known, and for a period of five (5) Business Days, seek to reasonably cooperate with the Independent Third Party to identify the reasons for the failure to certify and seek to resolve all items causing such failure to certify, and following the resolution of any such items the Insurer shall inform the Company within five (5) Business Days thereafter and the Insurer and the Company shall jointly direct the Independent Third Party to provide the certification contemplated by this Section 2.4(a).

(b)    Solicited Adjusted Annuity Premium. The Solicited Adjusted Annuity Premium as of the DTFA Pricing Date as calculated by the Insurer, initially does not give effect to any correction of the Signing Classification Errors. The Independent Third Party has been directed to certify to the Company that, in accordance with Section A of the Procedures Manual, the Solicited Adjusted Annuity Premium is equal to the sum of the aggregate solicited annuity premium after applying [     ***       ], as set forth on the Participant Premium Calculation Tab, which shall be completed in accordance with [     ***       ]. The Independent Third Party will be directed to deliver this certification as soon as practicable following the DTFA Execution Date, and in no event later than five (5) Business Days following DTFA Execution Date. If the Independent Third Party does not, within such five (5) Business Day time period, certify the Solicited Adjusted Annuity Premium calculated by the Insurer, then the Insurer shall so notify the Company and advise the Company of the reasons thereof, if known, and for a period of five (5) Business Days, seek to reasonably cooperate with the Independent Third Party to identify the reasons for the failure to certify and seek to resolve all items causing such failure to certify, and following the resolution of any such items the Insurer shall inform the Company within five (5) Business Days thereafter and the Insurer and the Company shall jointly direct the Independent Third Party to provide the certification contemplated by this Section 2.4(b).

(c)    Signing Classification Errors. On or prior to the date that is the later of (x) thirty (30) days following the DTFA Execution Date or (y) 14 days after the delivery by the Company to the Insurer of a revised list of Priced Lives, indicating whether each such Priced Life is a Solicited Life or a Non-Solicited Life correcting for the Classification Errors indentified prior to the DTFA Execution Date (the “Signing Classification Errors”), the Insurer shall deliver to the Company and to the Independent Third Party an updated Identified CD-ROM and a revised calculation of the Solicited Annuity Premium, the Non-Solicited Annuity Premium (and the resulting Base Annuity Premium), and the Solicited Adjusted Annuity Premium, in each case as of the DTFA Pricing Date. The Insurer shall calculate the Solicited Annuity Premium, the Non-Solicited Annuity Premium (and the resulting Base Annuity Premium), and the Solicited Adjusted

Annuity Premium in accordance with the methodologies, [     ***       ] (including methodologies relating to [     ***       ]), that were applied by the Insurer in calculating the original Non-Solicited Annuity Premium, the Solicited Annuity Premium, and the Solicited Adjusted Annuity Premium, as applicable. Such revised calculations shall be made solely to give effect to the correction of the Signing Classification Errors (which for the avoidance of doubt shall be only as to the lives set forth in Section 2.4(a) of the Company Disclosure Letter). The Company and the Insurer shall jointly direct the Independent Third Party to, within five (5) Business Days of delivery of such revised calculations, certify to the Company and the Insurer (such certification, the “Revised Certification”), that (i) such revised calculations were limited to the Signing Classification Errors, and the Solicited Annuity Premium, Non-Solicited Annuity Premium and Solicited Adjusted Annuity Premium are the same for all other [     ***       ] calculations with respect to Solicited Lives and Non-Solicited Lives not affected by the Signing Classification Errors, (ii) (A) the revised Solicited Annuity Premium and the Non-Solicited Annuity Premium, respectively, on the Summary Version-Vita Premium Build-Up Tool, is equal to the sum of the aggregate [     ***       ], respectively, set forth on the revised Participant Premium Calculation Tab, which shall be completed in accordance with the [     ***       ] and (B) the revised Solicited Adjusted Annuity Premium on the Summary Version-Vita Premium Build-Up Tool is equal to the sum of the aggregate solicited annuity premium after applying the [     ***       ], as set forth on the revised Participant Premium Calculation Tab for each Solicited Life which shall be completed in accordance with [     ***       ], and (iii) the average [     ***       ] for lives who are affected by a Signing Classification Error and have become Solicited Lives as a result of such Signing Classification Error will [     ***    ]. If the Independent Third Party does not, within such 5 Business Day time period, make such certifications, then the Insurer shall so notify the Company and advise the Company of the reasons thereof, if known, and for a period of five (5) Business Days, seek to reasonably cooperate with the Independent Third Party to identify the reasons for the failure to certify and seek to resolve all items causing such failure to certify, and following the resolution of any such items the Insurer shall inform the Company within five (5) Business Days thereafter and the Insurer and the Company shall jointly direct the Independent Third Party to provide the certification contemplated by this Section 2.4(c). Following the calculations in this Sections 2.4(c), the revised Solicited Annuity Premium, the Non-Solicited Annuity Premium (and the resulting Base Annuity Premium), and the Solicited Adjusted Annuity Premium shall replace the previous calculations of the Solicited Annuity Premium, the Non-Solicited Annuity Premium, the Solicited Adjusted Annuity Premium, as applicable.

(d)    Additional Classification Errors. If any Additional Classification Errors are reported to the Insurer, the Insurer shall, in connection with the calculation of whichever of the Dry-Run Post-Solicitation Premium, Preliminary Post-Solicitation Premium, Interim Post-Closing Post-Solicitation Premium or Post-Closing Post-Solicitation Premium is to be next calculated by the Insurer pursuant to this Agreement, deliver to the Company and to the Independent Third Party a calculation of the resulting Additional Classification Error Correction. The Insurer shall calculate such Additional Classification Error Correction in accordance with the methodologies, [     ***       ] (including methodologies relating to [     ***       ]), that were applied by the Insurer in calculating the original Non-Solicited Annuity Premium, the Solicited Annuity Premium, and the Solicited Adjusted Annuity Premium, as applicable. In connection with the calculations described in the preceding sentence, the Insurer shall also deliver to the Independent Third Party the data inputs in respect of such Additional Classification Errors that are required to populate the “Average Incremental [     ***       ] Charge for lives with increases in Solicited Base and Adjusted Annuity Premiums due to Classification changes or benefit increases” table set forth in the Post-Solicitation Premium Tab. The Company and the Insurer shall jointly direct the Independent Third Party to, within five (5) Business Days of delivery of such revised calculations, certify to the Company and the Insurer that the average [     ***       ] within each [     ***       ] for lives who are affected by a Signing Classification Error, an Additional Classification Error and have become Solicited Lives as a result of such Signing Classification Error or

Additional Classification Error, or who were affected by a Benefit Amount Correction, will not be greater than [     ***       ] multiplied by the average [     ***       ] for all Solicited Lives in [     ***       ].

(e)    Benefit Amount Corrections. If any Benefit Amount Increases are reported to the Insurer, the Insurer shall, in connection with the calculation of whichever of the Dry-Run Post-Solicitation Premium, Preliminary Post-Solicitation Premium, Interim Post-Closing Post-Solicitation Premium or Post-Closing Post-Solicitation Premium is to be next calculated by the Insurer pursuant to this Agreement, deliver to the Company and to the Independent Third Party a calculation of the resulting Benefit Amount Correction. The Insurer shall calculate such Benefit Amount Correction in accordance with the methodologies, [     ***       ] (including methodologies relating to [     ***       ]), that were applied by the Insurer in calculating the original Non-Solicited Annuity Premium, the Solicited Annuity Premium, and the Solicited Adjusted Annuity Premium, as applicable. In connection with the calculations described in the preceding sentence, the Insurer shall also deliver to the Independent Third Party the data inputs in respect of such Benefit Amount Increases that are required to populate the “Average Incremental [     ***       ] for lives with increases in Solicited Base and Adjusted Annuity Premiums due to Classification changes or benefit increases” table set forth in the Post-Solicitation Premium Spreadsheet. The Company and the Insurer shall jointly direct the Independent Third Party to, within five (5) Business Days of delivery of such revised calculations, certify to the Company and the Insurer that the average [     ***       ] within each [     ***       ] for lives who are affected by a Signing Classification Error, an Additional Classification Error and have become Solicited Lives as a result of such Signing Classification Error or Additional Classification Error, or who were affected by a Benefit Amount Correction, will not be greater than [     ***       ]% multiplied by the average [     ***       ] for all Solicited Lives [     ***       ].

Section 2.5    Calculation of Revised Base Annuity Premium.

(a)    Lump-Sum Election Data. On or prior to the date that is three (3) Business Days following the end of the Lump-Sum Election Period, the Company shall deliver to the Insurer and the Independent Third Party a statement setting forth a life-by-life list of each Solicited Life who made a Lump-Sum Election and each Solicited Life who did not make a Lump-Sum Election and any Solicited Life who [     ***       ], together with reasonable supporting documentation (the “Lump-Sum Data”).

(b)    Revised Base Annuity Premium. Within three (3) Business Days following the receipt of the Lump-Sum Data, the Insurer shall deliver to the Company and to the Independent Third Party a calculation of the Non-Electing Solicited Adjusted Annuity Premium and the Non-Electing Annuity Premium, and the calculation of the Revised Base Annuity Premium, in each case calculated in accordance with Section A of the Procedures Manual. The Insurer shall also deliver to the Company a calculation of the estimated [     ***       ], and the estimated [     ***       ] as of such date. The Insurer and the Company shall jointly direct the Independent Third Party to, within 5 Business Days following receipt of such calculations, certify to the Company that (i) the Solicited Lives set forth on the Participant Premium Calculations Tab who did not make a Lump-Sum Election were also designated by the Lump Sum Data as not having made a Lump-Sum Election, and the Solicited Lives set forth on the Participant Premium Calculations Tab who did make a Lump-Sum Election were also designated by the Lump Sum Data as having made a Lump-Sum Election and (ii) the Non-Electing Annuity Premium, as calculated by the Insurer, is equal to the aggregate solicited adjusted annuity premium for each [     ***       ] who did not make a Lump-Sum Election, then multiplied by [     ***       ] (as defined in the Procedures Manual) for each [     ***       ]. The Independent Third Party shall use its calculation of the Non-Electing Annuity Premium as may be revised pursuant to Section 2.5(c), in connection with any future calculations it makes pursuant to Section 2.7, 2.8, 2.9, 2.10, and 2.11.

(c)    If the calculations by the Independent Third Party differ from the amounts calculated by the Insurer, the Insurer shall, for a period of five (5) Business Days, seek to reasonably cooperate with the Company and the Independent Third Party to identify the reasons for the difference and seek to resolve all such differences, and shall deliver the revised calculations, if any, to the Company within five (5) Business Days thereafter. In the event the Insurer, the Company and the Independent Third Party do not identify or resolve all such differences, the Company and the Insurer shall jointly direct the Independent Third Party to, within two (2) Business Days, make any revisions to the Non-Electing Solicited Adjusted Annuity Premium, Non-Electing Annuity Premium, and Revised Base Annuity Premium that were agreed upon by the Company and the Insurer and restate the Non-Electing Solicited Adjusted Annuity Premium, Non-Electing Annuity Premium, and Revised Base Annuity Premium, and provide the Company and the Insurer with such revised calculations.

(d)    As soon as practicable after July 20, 2012, the Company will provide to the Insurer a statement setting forth the Company's good faith estimate of a life-by-life list of each Solicited Life who made a Lump-Sum Election and each Solicited Life who did not make a Lump-Sum Election and any Solicited Life [     ***       ](the “Estimated Lump-Sum Data”). As soon as practicable after the receipt of the Estimated Lump-Sum Data, the Insurer will provide to the Company its good faith estimate of the [     ***       ] as of date of delivery of the Estimated Lump-Sum Data.

(e)    Dry-Run Post-Solicitation Premium; Preliminary Post-Solicitation Premium.

(i)In connection with the calculation of each Dry-Run Closing Premium, the Insurer shall deliver to the Company a calculation of such Dry-Run Post-Solicitation Premium. The “Dry-Run Post-Solicitation Premium” shall be an amount, calculated by the Insurer, equal to (i) the Non-Solicited Annuity Premium, plus (ii) the Non-Electing Annuity Premium, minus (iii) the Dry-Run Single Life Mortality Correction plus (iv) the Dry-Run [     ***       ], plus (v) the Dry-Run Additional Classification Error Correction, plus (vi) the Dry-Run Benefit Amount Correction. For the avoidance of doubt, the Dry-Run GAAP Liability Correction, the Dry-Run Additional Classification Error Correction and the Dry-Run Benefit Amount Correction could be negative numbers.

(ii)On the date that is twenty-three (23) days prior to the Target Closing Date, the Insurer shall deliver to the Company a calculation of the Preliminary Post-Solicitation Premium. The “Preliminary Post-Solicitation Premium” shall be an amount, calculated by the Insurer, equal to (i) the Non-Solicited Annuity Premium, plus (ii) the Non-Electing Annuity Premium, minus (iii) the Preliminary Single Life Mortality Correction plus (iv) the Preliminary [     ***       ], plus (v) the Preliminary Additional Classification Error Correction, plus or (vi) the Preliminary Benefit Amount Correction. In connection with the delivery of the Preliminary Post-Solicitation Premium, the Insurer shall calculate and deliver to the Company a calculation of the [     ***       ], calculated as of the date that is thirty (30) days prior to the Target Closing Date (the [     ***       ]); provided that, [     ***       ], for purposes of calculating the Closing PFS Adjustment only, shall not exceed the calculation of the estimated [     ***       ] for the most recently delivered calculation of the Dry-Run Closing Premium, plus [     ***       ], and shall not be less than the calculation of the estimated [     ***       ] for the most recently delivered calculation of the Dry-Run Closing Premium minus [     ***       ].

(f)    Each Dry-Run Post Solicitation Premium and the Preliminary Post-Solicitation Premium, as well as the [ *** ], shall be reviewed by the Independent Third Party as part of its independent calculation of each Dry-Run Closing Premium, the Preliminary Closing Premium, the Revised Preliminary Closing Premium and the Closing Final Premium, as applicable, it being understood that the Independent Third Party's review of the Preliminary Single Life Mortality Correction, the Preliminary [     ***       ], the Preliminary

Additional Classification Error Correction and the Preliminary Benefit Amount Correction will be limited to applying the [ *** ] process set forth in the Procedures Manual.

Section 2.6    Determination and Valuation of Final Plan Portfolio.

(a)    On [     ***       ] (or if the Lump-Sum Data has not been delivered on or prior to the date that is [     ***       ], as soon as practicable after [     ***       ] and the [     ***       ] each calendar month thereafter until the earlier to occur of the Closing Date and the termination of this Agreement, and again on dates that are [     ***       ] to the Target Closing Date, the Plan Investment Fiduciary shall deliver to the Insurer a statement of each [     ***       ], and, if applicable, one or more Newcos and the assets held therein, that the Plan Trustee intends to transfer to the Insurer at Closing or that are part of Contract 300 Portfolio P that will remain in the Guaranteed Separate Account at the Closing. During the [     ***       ] period following the delivery of such statement on the [     ***       ] prior to the Target Closing Date, the Insurer and the Company shall cooperate in good faith to agree, in writing, upon a final statement in the form of Exhibit C (the “Final Asset Statement”) to be delivered [     ***       ] prior to the Target Closing Date, listing each [     ***       ], Newco and the assets held therein, that the Plan Trustee intends to transfer to the Insurer at the Closing or that are part of Contract 300 Portfolio P that will remain in the Guaranteed Separate Account at the Closing; provided, that the Insurer may only [     ***       ] that constitute an [     ***       ] under clauses (i)-(iv), (viii) or (ix)-(xi) of the definition of [     ***       ].

(b)    On each date identified in Section 2.6(a) above,

(i)    the Plan Investment Fiduciary shall deliver to the Insurer a calculation of the value of each asset in the projected Final Plan Portfolio, calculated in accordance with the methodology set forth in Appendix 2.6. The valuation date shall be [     ***       ], except for the delivery dates which are [     ***       ] to the Target Closing Date (such value of the projected Final Plan Portfolio delivered [     ***       ] to the Target Closing Date to be the “Preliminary Plan Portfolio”), in which case the valuation date shall be the [     ***       ] prior to such delivery date (or in the case of Broker-Quote Public Bonds or [ *** ], as of the close of business on the second Business Day prior to such delivery date);

(ii)    the Plan Investment Fiduciary shall deliver to the Insurer the In-Kind Asset Information; and

(iii)    the Plan Investment Fiduciary will deliver to the Independent Third Party the outputs required from POINT to complete the premium calculations contemplated on such date.

(c)    Within three (3) Business Days from each delivery of the list of assets in Section 2.6(a) (other than any such delivery that is required on the date that is 2 days prior to the Target Closing Date), the Insurer shall deliver notice to the Plan Investment Fiduciary, with a copy to the Company, of [     ***       ].

(d)    (i) Appendix 2.6(d)(I) sets forth a list of [     ***       ] to the Insurer at Closing. Appendix 2.6(d)(II) sets forth, in ranking order of preference, additional [     ***       ] and transferred at Closing, either in substitution for or in addition to the [     ***       ] identified in Appendix 2.6(d)(I).

(ii)    Insurer may give notice to the Plan Investment Fiduciary anytime before September 1, 2012 that [     ***       ] any [     ***       ] identified on Appendix 2.6(d)(I) or Appendix 2.6(d)(II) [     ***       ]:

(A)there is [     ***       ],

(B)such [     ***       ] (as such values are set forth on Appendix 2.6(d)(I) or Appendix 2.6(d)(II) as applicable), or

(C)Insurer is [     ***       ] such [     ***       ].

(iii)    The portfolio of [     ***       ] set forth on the Final Asset Statement and Transferred Asset Schedule at Closing will consist of:

(D)[     ***       ] listed on Appendix 2.6(d)(I) other than (x) the [     ***       ] or (y) for which all [     ***       ]; and

(E)[     ***       ] listed on Appendix 2.6(d)(II), if a [     ***       ] (x) is [     ***       ] pursuant to Section 2.6(d)(ii) and (y) all [     ***       ] in satisfaction of the requirements of Appendix 2.1-A, beginning with the first such [     ***       ] on Appendix 2.6(d)(II) and each immediately following [     ***       ], and so on, provided, however, that if with respect to any [     ***       ] in satisfaction of the requirements of Appendix 2.1-A for transfer have not been obtained, then the [     ***       ] on Appendix 2.6(d)(II) would be selected instead; and provided, further, that if [     ***       ] pursuant to this subparagraph would cause [     ***       ] ([     ***       ] prior to the Closing Date) [     ***       ], then, unless the Plan Investment Fiduciary in its discretion, has determined that it shall transfer such [     ***       ] notwithstanding whether such transfer would cause the aggregate value of transferred [     ***       ] at Closing to [     ***       ], then the [     ***       ] on Appendix 2.6(d)(II) will be transferred in accordance with the procedures in this Section 2.6(d)(iii)(B), [     ***       ] until either Appendix 2.6(d)(II) has been exhausted, or the Plan Investment Fiduciary, [     ***       ]. For avoidance of doubt, it is not intended that [     ***       ] Adjustment in accordance with the Procedures Manual.

(iv)    The [     ***       ] in the Transferred Asset Schedule on the Closing Date will be determined in accordance with Appendix 2.6.

(v)    Notwithstanding anything to the contrary in this Agreement[     ***       ] to the Insurer through [     ***       ] Newcos that meet the requirements of Section 6.13, in the Plan Investment Fiduciary's sole discretion.

(e)    On (i) the Business Day immediately prior to the Closing Date, the Plan Investment Fiduciary shall deliver to the Insurer a calculation of the value of each Broker-Quote Public Bond and [     ***       ] in the Final Plan Portfolio in accordance with the methodology set forth in Appendix 2.6 as of the close of business on the second Business Day prior to the Closing Date [     ***       ] and (ii) the Closing Date, the Plan Investment Fiduciary shall deliver to the Insurer a calculation of the value of each asset in the Final Plan Portfolio other than Broker-Quote Public Bonds and [     ***       ], calculated in accordance with the methodology set forth in Appendix 2.6, as of the close of business on the immediately preceding Business Day (together with the [     ***       ], the “Final Pre-Closing Asset Valuation”).

Section 2.7    Calculation of Dry-Run Closing Premiums.

(a)On September 6, 2012, and on the third Business Day of each calendar month thereafter until the earlier to occur of the Closing Date and the termination of this Agreement, the Insurer shall deliver to the Company and the Independent Third Party, and the Company and the Insurer shall jointly direct the

Independent Third Party to deliver to the Insurer and the Company, a calculation of the Dry-Run Closing Premium generally consistent with the form of Appendix 2.7. Each “Dry-Run Closing Premium” shall be equal to (i) the Dry-Run Post-Solicitation Premium multiplied by (ii) 100% plus the Target Closing Date Adjustment, multiplied by (iii) the sum of (A) the CMA Adjustment and (B) the SCA Adjustment, multiplied by (iv) 100% plus the PFS Adjustment, plus (v) the [     ***       ] Adjustment. For purposes of calculating each Dry-Run Closing Premium, the Insurer shall, and the Insurer and the Company shall jointly direct the Independent Third Party to, use the data provided in accordance with Section 2.6(b) delivered on the second Business Day of that calendar month, and calculate the Target Closing Date Adjustment, the CMA Adjustment, SCA Adjustment, [     ***       ] Adjustment and PFS Adjustment as of the last day of the immediately preceding calendar month.

(b)If a Dry-Run Closing Premium as calculated by the Independent Third Party differs by more than [     ***       ] from such Dry-Run Closing Premium calculated by the Insurer, then the Insurer shall, for a period of five (5) Business Days, seek to reasonably cooperate with the Company and the Independent Third Party to identify the reasons for the difference and seek to resolve all such differences, and shall deliver the revised calculations, if any, to the Company within five (5) Business Days thereafter. In the event the Insurer, the Company and the Independent Third Party do not identify or resolve all such differences, the Company and the Insurer shall jointly direct the Independent Third Party to, within two (2) Business Days, make any revisions to the applicable Dry-Run Closing Premium that were agreed upon by the Company and the Insurer, recalculate such Dry-Run Closing Premium and provide the Company and the Insurer with such revised calculations.

(c)The PFS Adjustment and CMA Adjustment included in each Dry-Run Closing Premium shall incorporate a calculation of the estimated [     ***       ]; provided that, (i) except with respect to the initial calculation of the Dry-Run Closing Premium, in connection with the calculation of the PFS Adjustment only, the estimated [     ***       ] incorporated into the calculation of the PFS Adjustment included in each such calculation performed pursuant to this Section 2.7 shall not exceed the calculation of the estimated [     ***       ] incorporated into the PFS Adjustment for the most recently delivered calculation of the Dry-Run Closing Premium, [     ***       ], and shall not be less than the calculation of the estimated [     ***       ] incorporated in the PFS Adjustment for the most recently delivered calculation of the Dry-Run Closing Premium [     ***       ] and (ii) with respect to the initial calculation of the Dry-Run Closing Premium, in connection with the calculation of the PFS Adjustment only, the estimated [     ***       ] incorporated into the calculation of the PFS Adjustment performed pursuant to this Section 2.7 shall not exceed the calculation of the estimated Final [     ***       ] delivered by the Insurer pursuant to Section 2.5(b), [     ***       ], and shall not be less than the calculation of the estimated [     ***       ] delivered by the Insurer pursuant to Section 2.5(b), [     ***       ]

(d)The Insurer and the Company shall calculate the CMA Adjustment, SCA Adjustment, PFS Adjustment, and [     ***       ] Adjustment in any succeeding calculations of Dry-Run Closing Premium (and Preliminary Closing Premium, Closing Final Premium, Interim Post-Closing Final Premium and Final Post-Closing Premium) in accordance with the agreed upon methodologies as notified by the Independent Third Party in calculating any prior Dry-Run Closing Premiums.

Section 2.8    Calculation of the Preliminary Closing Premium and Revised Preliminary Closing Premium.

(a)    On the day that is seven (7) days prior to the Target Closing Date, the Insurer shall deliver to the Company and the Independent Third Party, and the Company and the Insurer shall jointly direct the Independent Third Party to deliver to the Insurer and the Company, a calculation of the Preliminary Closing

Premium generally consistent with the form of Appendix 2.7. The “Preliminary Closing Premium” shall be equal to (i) the Preliminary Post-Solicitation Premium multiplied by (ii) 100% plus the Target Closing Date Adjustment, multiplied by (iii) the sum of (A) the Preliminary CMA Adjustment and (B) the Preliminary SCA Adjustment, multiplied by (iv) 100% plus the Preliminary PFS Adjustment, plus (v) the Preliminary [     ***       ] Adjustment. For purposes of calculating the Preliminary Closing Premium, the Insurer shall, and the Insurer and the Company shall jointly direct the Independent Third Party to, use the data provided in accordance with Section 2.6(b) delivered on the immediately prior day. The Preliminary PFS Adjustment and Preliminary CMA Adjustment shall incorporate the calculation of the [     ***       ], where the [     ***       ] for calculating the PFS Adjustment is subject to the terms of Section 2.7(c).

(b)    If the Preliminary Closing Premium as calculated by the Independent Third Party differs by more than [     ***       ] from the Preliminary Closing Premium as calculated by the Insurer, then the Insurer shall, for a period of two (2) Business Days, seek to reasonably cooperate with the Company and the Independent Third Party to identify the reasons for the difference and seek to resolve all such differences, and shall deliver the revised calculations, if any, to the Company within one (1) Business Day thereafter. In the event the Insurer, the Company and the Independent Third Party do not identify or resolve all such differences, the Company and the Insurer shall jointly direct the Independent Third Party to, within one (1) Business Day, make any revisions to the Preliminary Closing Premium that were agreed upon by the Insurer and the Company, recalculate the Preliminary Closing Premium and provide the Company and the Insurer with such revised calculations.

(c)    On the day that is one (1) day prior to the Target Closing Date, the Insurer shall deliver to the Company and the Independent Third Party, and the Company and the Insurer shall jointly direct the Independent Third Party to deliver to the Insurer and the Company, a calculation of the Revised Preliminary Closing Premium generally consistent with the form of Appendix 2.7. The “Revised Preliminary Closing Premium” shall be equal to (i) the Preliminary Post-Solicitation Premium multiplied by (ii) 100% plus the Target Closing Date Adjustment, multiplied by (iii) the sum of (A) the Revised Preliminary CMA Adjustment and (B) the Revised Preliminary SCA Adjustment, multiplied by (iv) 100% plus the Revised Preliminary PFS Adjustment, plus (v) the Revised Preliminary [     ***       ] Adjustment. For purposes of calculating the Revised Preliminary Closing Premium, the Insurer shall, and the Insurer and the Company shall jointly direct the Independent Third Party to, use the data provided in accordance with Section 2.6(b) delivered on the immediately prior day. The Revised Preliminary PFS Adjustment and Revised Preliminary CMA Adjustment shall incorporate the calculation of the [     ***       ], where the [     ***       ] for calculating the PFS Adjustment is subject to the terms of Section 2.7(c).

(d)    It is understood between the parties that the Company may choose to calculate Dry-Run Closing Premiums, a Preliminary Closing Premium, a Revised Preliminary Closing Premium or a Closing Final Premium, or other premium described in this Article II, and the Insurer shall reasonably cooperate with those efforts consistent with the provisions of Section 2.15.

Section 2.9    Calculation of the Closing Final Premium.

(a)    As early as practicable on the Closing Date, the Insurer shall produce and deliver to the Company, the Transferred Assets Schedule, which shall incorporate the Final Asset Statement and the Final Pre-Closing Asset Valuation. Such Transferred Asset Schedule shall be attached as the Transferred Assets Schedule to the Group Annuity Contract.

(b)    On the Closing Date (but prior to the Closing), the Plan Investment Fiduciary shall deliver to the Insurer the In-Kind Asset Information.

(c)    On the Closing Date (but prior to the Closing), the Insurer shall deliver to the Company and the Independent Third Party, and the Company and the Insurer shall jointly direct the Independent Third Party to deliver to the Insurer and the Company, a calculation of the Closing Final Premium in the form of Appendix 2.7 (including a proposed Annuity Exhibit). The “Closing Final Premium” shall be equal to (i) the Preliminary Post-Solicitation Premium multiplied by (ii) 100% plus the Closing Date Adjustment, multiplied by (iii) the sum of (A) the Closing CMA Adjustment and (B) the Closing SCA Adjustment, multiplied by (iv) 100% plus the Closing PFS Adjustment, plus (v) the Closing [     ***       ] Adjustment; provided that if the unavailability or inaccessibility of POINT (a “POINT Access Event”) prevents the calculation on the Closing Date of the Closing Final Premium, the Closing Final Premium shall be equal to the Revised Preliminary Closing Premium. The Closing PFS Adjustment and Closing CMA Adjustment shall incorporate the calculation of the [     ***       ], where the [     ***       ] for calculating the PFS Adjustment is subject to the terms of Section 2.5(e)(ii).

(d)    If (x) the Independent Third Party has calculated the Closing Final Premium and (y) the Closing Final Premium calculated by the Independent Third Party differs by an amount equal to or less than [     ***       ] from the Closing Final Premium calculated by the Insurer, the Closing Final Premium will be the amount so calculated by [     ***       ]. In the event of a POINT Access Event, the foregoing calculations of the Closing Final Premium will be deemed to refer to the Revised Preliminary Closing Premium, and in such event, if the difference between the Revised Preliminary Closing Premium calculated by the Independent Third Party differs by an amount equal to or less than [     ***       ] from the Revised Preliminary Closing Premium calculated by the Insurer, the Revised Preliminary Closing Premium will be the amount so calculated by [     ***       ].

(e)    If (x) the Independent Third Party has calculated the Closing Final Premium and (y) the Closing Final Premium calculated by the Independent Third Party is more than [     ***       ] less than the Closing Final Premium calculated by the Insurer, the Company may elect to either (1) waive the condition to its obligations to close set forth in Section 8.2(i) and use the Closing Final Premium [     ***       ], and have such Closing Final Premium and the calculation with respect thereto (including adjustments and corrections to the Closing Final Premium) be subject to correction and adjustment post-Closing in connection with the development of the Post-Closing Final Premium prepared in accordance with Section2.12, or (2) elect not to waive the condition to its obligations to close set forth in Section 8.2(i) and proceed to work with the Insurer to the next Target Closing Date, if any, or (3) elect not to waive the condition to its obligations to close set forth in Section 8.2(i) and terminate this Agreement pursuant to Section 10.1(h); provided, that in the event that the Company elects to terminate this Agreement as provided in this clause (3), the Insurer may, by the delivery of notice to the Company within three (3) Business Days following the delivery to the Insurer of the Company's notice to terminate, elect to use the Closing Final Premium calculated by the Independent Third Party solely for purposes of Closing, and have such Closing Final Premium and the calculation with respect thereto (including adjustments and corrections to the Closing Final Premium) be subject to correction and adjustment post-Closing in connection with the development of the Post-Closing Final Premium prepared in accordance with Section 2.12 (and in that case this Agreement will not be terminable pursuant to Section 10.1(h)). In the event of a POINT Access Event, the forgoing calculations of the Closing Final Premium will be deemed to refer to the Revised Preliminary Closing Premium.

(f)    If the Independent Third Party has not calculated the Closing Final Premium, the Closing Final Premium shall equal the Closing Final Premium as calculated by the Insurer (but, unless the Preliminary Post-Solicitation Premium calculated by the Insurer and the Preliminary Post-Solicitation Premium calculated by the Independent Third Party differ by more than [     ***       ], applying the Preliminary Post-Solicitation Premium calculated by the Independent Third Party); provided that if (x) the Company has calculated the

Closing Final Premium and (y) the Closing Final Premium calculated by the Company is more than [     ***       ] less than the Closing Final Premium calculated by the Insurer, the Company may elect to either (1) waive the condition to its obligations to close set forth in Section 8.2(i) and use the Closing Final Premium calculated by [     ***       ] solely for purposes of Closing, and have such Closing Final Premium and the calculation with respect thereto (including adjustments and corrections to the Closing Final Premium) be subject to correction and adjustment post-Closing in connection with the development of the Post-Closing Final Premium prepared in accordance with Section 2.12, or (2) elect not to waive the condition to its obligations to close set forth in Section 8.2(i) and proceed to work with the Insurer to the next Target Closing Date, if any, or (3) elect not to waive the condition to its obligations to close set forth in Section 8.2(i) and terminate this Agreement pursuant to Section 10.1(h); provided, that in the event that the Company elects to terminate this Agreement as provided in this clause (3), the Insurer may, by the delivery of notice to the Company within three (3) Business Days following the delivery to the Insurer of the Company's notice to terminate, elect to use the Closing Final Premium calculated by [     ***       ] solely for purposes of Closing, and have such Closing Final Premium and the calculation with respect thereto (including adjustments and corrections to the Closing Final Premium) be subject to correction and adjustment post-Closing in connection with the development of the Post-Closing Final Premium prepared in accordance with Section 2.12 (and in that case this Agreement will not be terminable pursuant to Section 10.1(h)). In the event of a POINT Access Event, the forgoing calculations of the Closing Final Premium will be deemed to refer to the Revised Preliminary Closing Premium.

C.    Calculation of Post-Closing Premiums
Section 2.10    Interim Post-Closing Final Premium.

(a)If the Closing Date has occurred on or prior to December 10, 2012, then on or prior to [     ***       ], the Plan Investment Fiduciary shall deliver to the Insurer a calculation of the value of each asset in the Final Plan Portfolio, (A) with respect to the Public Bonds and [     ***       ] (other than Broker-Quote Public Bonds and [     ***       ]) included in the Final Plan Portfolio, valued in an amount equal to the value assigned to [     ***       ] in connection with calculation of the Final Pre-Closing Asset Valuation, (B) with respect to each Broker-Quote Public Bond [     ***       ] a calculation of the value of each Broker-Quote Public Bond [     ***       ] in the Final Plan Portfolio in accordance with the methodology set forth in Appendix 2.6 as of the close of business on the Business Day immediately prior to the Closing Date (the “[     ***       ]”) and (C) with respect to [     ***       ] in the Final Plan Portfolio, as valued as of the close of business on the day immediately preceding the Closing Date in accordance with the methodology set forth in Appendix 2.6, it being understood that with respect to any [     ***       ], the value of such [     ***       ] shall be unchanged from the value of such [     ***       ] calculated in connection with the Final Pre-Closing Asset Valuation (collectively, the “Interim Closing Asset Valuation”); provided that if the Plan Investment Fiduciary fails to deliver an Interim Closing Asset Valuation pursuant to this Section 2.10(a), the Insurer shall deliver to the Company an Interim Closing Asset Valuation with respect to Broker Quote Public Bonds, [     ***       ] in connection with its calculation of the Interim Post-Closing Final Premium in accordance with the methodologies set forth in Appendix 2.6.

(b)If the Closing Date has occurred on or prior to December 10, 2012, then on or prior to December 20, 2012:
(i)the Insurer shall deliver to the Company a calculation of the Interim Post-Closing Post-Solicitation Premium. The “Interim Post-Closing Post-Solicitation Premium” which shall be an amount, calculated by the Insurer, equal to (A) the Preliminary Post-Solicitation Premium, minus (B) the Interim Post-Closing Single Life Mortality Correction, plus (C) the Interim Post-Closing [

***       ], plus (D) the Interim Post-Closing Additional Classification Error Correction, plus (E) the Interim Post-Closing Benefit Amount Correction (for the avoidance of doubt, the Interim Post-Closing [     ***       ], the Interim Post-Closing Additional Classification Error Correction and the Interim Post-Closing Benefit Amount Correction could be negative numbers);

(ii)the Insurer shall calculate and deliver to the Company, and the Company and the Insurer shall jointly direct the Independent Third Party to deliver to the Company and the Insurer, a calculation of the Interim Post-Closing Final Premium in the form of Appendix 2.7 (including a proposed Annuity Exhibit). The “Interim Post-Closing Final Premium” shall be equal to (A) the Interim Post-Closing Post-Solicitation Premium multiplied by (B) 100% plus the Closing Date Adjustment, multiplied by (C) the sum of (I) the Closing CMA Adjustment and (II) the Closing SCA Adjustment, multiplied by (D) 100% plus the Closing PFS Adjustment, plus (E) the Closing [     ***       ] Adjustment, plus (F) the Incremental Interim [     ***       ] Adjustment; and

(iii)the Insurer shall produce and deliver to the Company and the Independent Third Party an updated Transferred Assets Schedule.

(c)Within 5 Business Days of the delivery by the Insurer of the calculation of the Interim Post-Closing Final Premium:

(i)if the sum of (A) the aggregate value of the assets in the Final Plan Portfolio specified in the Interim Closing Asset Valuation and (B) the amount of the Cash Closing Payment exceeds the amount of the Interim Post-Closing Final Premium, then, subject to the execution by the Plan Trustee of an amendment of the Group Annuity Contract in connection with Section 2.19, either Insurer Parent or the Insurer shall pay to the Plan Trustee an amount, in Cash, equal to such excess (the “Interim Post-Closing Insurer Payment”); and

(ii)if the amount of the Interim Post-Closing Final Premium exceeds the sum of (A) the aggregate value of the assets in the Final Plan Portfolio specified in the Interim Closing Asset Valuation and (B) the amount of the Cash Closing Payment, then, subject to the execution by the Insurer of an amendment of the Group Annuity Contract in connection with Section 2.19, the Independent Fiduciary shall irrevocably direct the Plan Trustee to pay to the Insurer an amount, in Cash, equal to such excess (the “Interim Post-Closing Plan Payment”).

(d)The Company shall make available to the Plan, Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.10. The Plan Trustee shall unconditionally pay all such amounts to the Insurer pursuant to the Plan Trustee Agreement.

(e)Three (3) Business Days prior to the date of the Insurer's delivery of the Interim Post-Closing Premium, the Company and the Insurer shall jointly direct the Independent Third Party to prepare an Interim Post-Closing Final Premium, which it shall deliver to the Company and the Insurer on the same date that the Insurer delivers its calculation of the Interim Post-Closing Final Premium.

Section 2.11    Final Valuation of Final Plan Portfolio and Post-Closing Final Premium.

(a)    On or prior to the day that is 80 days following the Closing Date, the Plan Investment Fiduciary shall deliver to the Insurer a calculation of the value of each asset in the Final Plan Portfolio, (A) with respect

to the [     ***       ] included in the Final Plan Portfolio, valued in an amount equal to the [     ***       ] in connection with calculation of the Final Pre-Closing Asset Valuation (B) with respect to each [     ***       ] in the Final Plan Portfolio, valued in an amount equal [     ***       ] in connection with calculation of the Interim Closing Asset Valuation or, if there has not been an Interim Closing Valuation, the [     ***       ] and (C) with respect to [     ***       ] in the Final Plan Portfolio as valued as of the close of business on the day immediately preceding the Closing Date in accordance with the methodology set forth in Appendix 2.6 (the “Closing Asset Valuation”); provided that if the Plan Investment Fiduciary fails to deliver a Closing Asset Valuation pursuant to this Section 2.11(a), the Insurer shall deliver to the Company a Closing Asset Valuation in connection with its calculation of the Post-Closing Final Premium, with respect to [     ***       ], in accordance with the methodologies set forth in Appendix 2.6.

(b)    From and after the Closing until the determination of the Post-Closing Final Premium, the Insurer will, in accordance with the Insurer's standard verification practices and procedures, review the Social Security Master Death file and the Lexis Nexis Accurint tool to attempt to determine if any Covered Lives or Contingent Lives are deceased. If either such data source indicates that a Covered Life or Contingent Life is deceased, the life will be deemed deceased, subject to the Insurer's standard verification practices and procedures. The Insurer will provide monthly updates of such mortality review.

(c)    On or prior to the date that is 90 days following the Closing Date, but in no event earlier than March 1, 2013 (such date shall be the agreed upon Expected Data Finalization Date under the Group Annuity Contract):

(i)the Insurer shall deliver to the Company a calculation of the Post-Closing Post-Solicitation Premium. The “Post-Closing Post-Solicitation Premium” shall be an amount, calculated by the Insurer, equal to (A) the Interim Post-Closing Post-Solicitation Premium, or if no Interim Post-Closing Post-Solicitation Premium was delivered, the Preliminary Post-Solicitation Premium, minus (B) the Final Single Life Mortality Correction, plus (C) the Final [     ***       ], plus (D) the Final Additional Classification Error Correction, plus (E) the Final Benefit Amount Correction (for the avoidance of doubt, the Final [     ***       ], the Final Additional Classification Error Correction and the Final Benefit Amount Correction could be negative numbers);

(ii)the Insurer shall calculate and deliver to the Company a calculation of the Post-Closing Final Premium in the form of Appendix 2.7 (including a proposed Annuity Exhibit). The “Post-Closing Final Premium” shall be equal to (A) the Post-Closing Post-Solicitation Premium multiplied by (B) 100% plus the Closing Date Adjustment, multiplied by (C) the sum of (I) the Closing CMA Adjustment and (II) the Closing SCA Adjustment, multiplied by (D) 100% plus the Closing PFS Adjustment, plus (E) the Closing [     ***       ] Adjustment, plus (F) the sum of the Incremental Interim [     ***       ] Adjustment and the Incremental Final [     ***       ] Adjustment, and

(iii)the Insurer shall produce and deliver to the Company and the Independent Third Party an updated Transferred Assets Schedule.

(d)    Three (3) Business Days prior to the date of the Insurer's delivery of the Post-Closing Final Premium, the Company and the Insurer shall jointly direct the Independent Third Party to prepare a Post-Closing Final Premium, which it shall deliver to the Company and the Insurer on the same date that the Insurer delivers its calculation of the Post-Closing Final Premium.

Section 2.12    Post-Closing Final Premium and Closing Asset Valuation Disputes.

(a)    Within ten (10) days following the delivery by the Insurer of the calculation of the Post-Closing Final Premium in accordance with Section 2.11(c)(ii), subject to Section 2.12(b), (i) the Company or the Insurer may dispute any component of the calculation of the Post-Closing Post-Solicitation Premium, the Post-Closing Final Premium, or any other item set forth in the calculation of the Post-Closing Final Premium (or any component of a prior calculation of the premium), including whether [     ***       ] and any Single Life Mortality Corrections, [     ***       ], Benefit Amount Corrections, and Signing and Additional Classification Errors; and (ii) the Insurer may dispute the Closing Asset Valuation. Any such dispute (an “Arbitration Dispute”) shall be resolved in accordance with the procedures set forth in Appendix 2.12.

(b)    Notwithstanding anything to the contrary in Section 2.12(a), (i) if the Company shall have made the election set forth in clause (1) of Section 2.9(e) or clause (1) of Section 2.9(f) the Insurer shall not have the right to dispute any component of the calculation of the Post-Closing Post-Solicitation Premium, the Post-Closing Final Premium, or any other item set forth in the calculation of the Post-Closing Final Premium (other than (A) whether an [     ***       ], (B) the In-Kind Asset Information or (C) the Closing Asset Valuation) and (ii) the Company shall not have the right to dispute the Closing Asset Valuation.

(c)    Any component of the calculation of (i) the Post-Closing Post-Solicitation Premium or (ii) the Post-Closing Final Premium, or any other item set forth in the calculation of the Post-Closing Final Premium, including the Closing Asset Valuation, or whether an [     ***       ] which is not disputed pursuant to Section 2.12(a) shall be final and binding on the Parties.

Section 2.13    True-Up Payment Upon Resolution of Post-Closing Final Premium and Closing Asset Valuation Disputes.

(a)    By the earlier of (x) the date that is five (5) Business Days following the final resolution of all disputes in accordance with Section 2.12 and (y) the later of the date that is (1) 175 days following the end of the PBGC Review Period and (2) 145 days following the Closing Date:

(i)    if (A) the sum of (x) the aggregate Closing Asset Valuation of the assets in the Final Plan Portfolio (as may be adjusted following the resolution of disputes in accordance with Section 2.12(a)) and (y) the amount of the Cash Closing Payment minus (B) the [     ***       ], if any, plus (C) the Interim Post-Closing Plan Payment, exceeds the amount of the Post-Closing Final Premium (as may be adjusted following the resolution of any disputes in accordance with Section 2.12(a)), if any, then, subject to the execution by the Plan Trustee of an amendment of the Group Annuity Contract in connection with Section 2.19, either Insurer Parent or the Insurer shall pay to the Plan Trustee an amount, in Cash, equal to such excess; and

(ii)    if (A) the amount of the Post-Closing Final Premium (as adjusted following the resolution of disputes in accordance with Section 2.12(a)) plus (B) the Interim Post-Closing Insurer Payment, if any, minus (C) the Interim Post-Closing Plan Payment, exceeds the sum of (x) the aggregate Closing Asset Valuation of the assets in the Final Plan Portfolio (as may be adjusted following the resolution of any disputes in accordance with Section 2.12(a)) and (y) the amount of the Cash Closing Payment, then, subject to the execution by the Insurer of an amendment of the Group Annuity Contract in connection with Section 2.19, the Independent Fiduciary shall irrevocably direct the Plan Trustee to pay to the Insurer, an amount, in Cash, equal to such.

(b)    The Company shall make available to the Plan, Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.13. The Plan Trustee shall unconditionally pay all such amounts to the Insurer pursuant to the Plan Trustee Agreement.

D.    TCF
Section 2.14    TCF.

(a)The Company shall deposit into the Escrow Account, by wire transfer of immediately available funds, the TCF on the Business Day following the DTFA Execution Date and the 5th Business Day of each calendar month thereafter (starting in July of 2012), until the earlier to occur of the Closing Date and the termination of this Agreement in accordance with Article X.

(b)The Company shall pay any and all fees and other amounts that may become due and payable to the Escrow Agent pursuant to the Escrow Agreement.

E.    General
Section 2.15    Access and Cooperation. The Company, the Insurer and their respective Representatives will be entitled to reasonable access during normal business hours to examine and be provided copies of (a) the work papers and files related to the preparation of, or support for, the calculations and valuations contemplated by this Article II, including any such work papers or files related to POINT and (b) the relevant books and records of the Insurer or the Company, as applicable, and to discuss with the Insurer's or the Company's, as applicable, employees and Representatives involved with respect thereto; provided, however, that notwithstanding anything to the contrary set forth herein, other than as set forth in Section 11.7, the Company and its Representatives shall not have access to the Insurer Provided Life-by-Life Information or any work papers or other information that discloses or reveals Insurer Provided Life-by-Life Information, nor shall the Company or any of its Representatives attempt to derive, directly or indirectly, Insurer Provided Life-by-Life Information from any other information provided to the Company, the Company's Affiliates or Representatives or the Company's Affiliates' Representatives. Should, notwithstanding the foregoing, the Company or any of its Representatives obtain Insurer Provided Life-by-Life Information, whether directly or indirectly, or through a process of derivation, they hereby agree to transfer any rights in such information to the Insurer.

Section 2.16    Data Updates. The Insurer shall have reasonable access to all updates to data, including benefit amounts, benefit forms, dates of birth, dates of death, gender, and lives missing from the original data provided by Towers Watson that relate to the premium payable to the Insurer, in each case limited to data in connection with Priced Lives who are Covered Lives, Contingent Lives and Beneficiaries.

Section 2.17    Business Day Adjustments. If any calculation set forth in this Article II is to be performed as of a day that is not a Business Day, such calculation shall be performed as of the immediately preceding Business Day.

Section 2.18    Adjustment to the Target Closing Date. If subsequent to the calculation or delivery of a calculation or other deliverable that was required to be performed or delivered as of, on or prior to a day that is some number of days prior to the Target Closing Date, the Target Closing Date is adjusted so that it is a later date, the applicable Party shall re-calculate or deliver such calculation or other deliverable as of, on or prior, as applicable, to such number of days prior to the Target Closing Date as so adjusted.

Section 2.19    Amendments to the Group Annuity Contract.

(a)Within five Business Days following the delivery by the Insurer of the calculation of the Interim Post-Closing Final Premium, the Insurer shall amend the Group Annuity Contract, and the Independent Fiduciary shall irrevocably direct the Plan Trustee to amend the Group Annuity Contract, in each case, to reflect any differences between (A) the amount of the Interim Post-Closing Final Premium and the amount of the Closing Final Premium, (B) the Annuity Exhibit delivered in connection with the calculation of the Interim Post-Closing Final Premium and the Annuity Exhibit delivered in connection with the delivery of calculation of the Closing Final Premium and (C) the Transferred Assets Schedule delivered in connection with the calculation of the Interim Post-Closing Final Premium and the Transferred Assets Schedule delivered pursuant to Section 2.9(a).

(b)By the earlier of (x) the date that is five (5) Business Days following the final resolution of all disputes in accordance with Section 2.12 and (y) the later of the date that is (1) 175 days following the end of the PBGC Review Period and (2) 145 days following the Closing Date, the Insurer shall amend the Group Annuity Contract, and the Independent Fiduciary shall irrevocably direct the Plan Trustee to amend the Group Annuity Contract, in each case, to reflect any differences between (A) the amount of the Post-Closing Final Premium (as adjusted following the resolution of any disputes in accordance with Section 2.12(a)) and the amount of the Interim Post-Closing Final Premium, or if no Interim Post-Closing Final Premium was delivered, the Closing Final Premium, (B) the Annuity Exhibit delivered in connection with the calculation of the Post-Closing Final Premium (as adjusted following the resolution of any disputes in accordance with Section 2.12(a)) and the Annuity Exhibit delivered in connection with the delivery of calculation of the Interim Post-Closing Final Premium, or if no Interim Post-Closing Final Premium was delivered, the Annuity Exhibit delivered in connection with the delivery of the calculation of the Closing Final Premium and (C) the Transferred Assets Schedule delivered in connection with the calculation of the Post-Closing Final Premium (as adjusted following the resolution of any disputes in accordance with Section 2.12(a)) and the Transferred Assets Schedule delivered pursuant to Section 2.10(b)(iii) or if no Transferred Assets Schedule was delivered pursuant to Section 2.10(b)(iii), the Transferred Assets Schedule delivered pursuant to Section 2.9(a).

Section 2.20    Amendments to the Procedures Manual and Identified CD-ROM.

(a)    Within thirty (30) days following the DTFA Execution Date, the Insurer shall deliver an updated Identified CD-ROM and Procedures Manual, to reflect, in the Insurer's judgment, the Agreed Updates. Within ten (10) Business Days following the receipt of such updated Identified CD-ROM and Procedures Manual, the Company shall either (i) consent in writing to such updated Identified CD-ROM and Procedures Manual (such consent not to be unreasonably withheld, delayed or conditioned) or (ii) inform the Insurer in writing of any disagreements with such updated Identified CD-ROM or Procedures Manual. In the event that the Company informs the Insurer of any such disagreement, the Insurer and the Company shall cooperate in good faith to resolve any such disagreement as soon as practical. The Procedures Manual and the Identified CD-ROM updated pursuant to this Section 2.20(a) shall, following the consent of the Company or the resolution of any disagreements in connection with the preceding sentence, be binding on the Parties and such updated Identified CD-ROM (which shall be updated following the certification provided by the Independent Third Party in connection with Section 2.4(c)) shall be initialed by the Company and the Insurer and shall replace any previous versions of the Identified CD-ROM.

(b)    If the Company or the Insurer identify any error or omission in the Procedures Manual or the Identified CD-ROM (other than an error or omission that would be resolved by an Agreed Update), the

Company or the Insurer, as applicable, shall promptly inform the other and the Company and the Insurer shall cooperate in good faith to update the Procedures Manual or the Identified CD-ROM to resolve such error or omission, and such updated Identified CD-ROM shall be initialed by the Company and the Insurer. The Procedures Manual or the Identified CD-ROM, as updated pursuant to this Section 2.20(b), shall be binding on the Parties.

Section 2.21    [     ***       ]

(a)    If, prior to the later of the date that is (1) 175 days following the end of the PBGC Review Period and (2) 145 days following the Closing Date, [     ***       ] to the Insurer at Closing is identified by either the Insurer or the Company as [     ***       ], (x) the Insurer or the Company, as applicable, shall promptly inform the other, and, if such [     ***       ], (y) the Insurer shall, within 5 days, [     ***       ] and (z) the Independent Fiduciary shall [     ***       ].

(b)    The Company shall make available to the Plan, Cash in the amount necessary to enable the Plan Trustee to pay all amounts that it is directed to pay to the Insurer by the Independent Fiduciary pursuant to this Section 2.21. The Plan Trustee shall unconditionally pay all such amounts to the Insurer pursuant to the Plan Trustee Agreement.

Section 2.22    Return of Additional Premium Due To Late Discovery of Mortality. Notwithstanding Sections 2.10-2.13 (and any arbitration relating thereto), if after the date that is 7 days prior to the date that the Post-Closing Final Premium is delivered pursuant to Section 2.11(c)(ii) and prior to the date that is ninety (90) days after the Annuity Commencement Date, the Insurer discovers additional data corrections relating to deaths of Covered Lives and Contingent Lives that occurred prior to the Annuity Commencement Date, the Insurer shall return the portion of the Post-Closing Final Premium relating to such deaths to the Plan or, in the event that the Plan is no longer in existence, to the Company, within twenty (20) days thereafter. The Company shall have no rights to dispute such calculation.

Section 2.23    Reimbursement of [     ***       ].

(a)    If, during the period from and after the Closing Date through the [     ***       ] of the Closing Date, the Insurer made a payment to, or had a [     ***       ] at Closing, due to the following:

(i)an obligation pursuant to an [     ***       ], in whole or in part, or otherwise reimburse or pay to the [     ***       ], prior to the Closing Date, provided [     ***       ],

(ii)any tax, fee or other governmental charge (including, without limitation, any deductions or offsets relating to withholding tax deductions or other payments of taxes) to the extent attributable to [     ***       ] prior to the Closing Date, or

(iii)any Losses arising from breach [     ***       ], of its representations, warranties or covenants made by it under the [     ***       ] which arise, accrue or relate to the period prior to the Closing, the Insurer shall deliver notice to the Company setting forth in reasonable detail the amount of the claim and indemnification reimbursement that the Insurer seeks. The Insurer shall also provide such supporting documentation as may be reasonably requested by the Company in connection therewith. The Company shall, within ninety (90) days following its receipt of such notice, remit such amount to the Insurer (or if such claim is disputed in good faith, promptly on resolution of such dispute). For the avoidance of doubt, only those amounts that (i) result in an actual economic loss to the Insurer, and (ii) only with respect to Section 2.23(a)(i), are related to a prior economic gain to the Plan Trustee, on behalf of the Plan, are eligible for payment by the Company pursuant to this Section 2.23. The maximum aggregate obligation of the Company to make payments under this Section 2.23 [     ***       ], and the Company shall have no other obligations in respect of Transferred Liabilities described in this Section 2.23 other than as provided in this Section 2.23.
(b)    If, during the period from and after the Closing Date through the [     ***       ] of the Closing Date, the Insurer receives a [     ***       ] to it at Closing, then upon becoming aware that [     ***       ], the Insurer shall deliver a notice to the Company setting forth in reasonable detail the amount of the [     ***       ] to such entity as the Company may direct. [     ***       ], to the Insurer prior to the second anniversary of the Closing Date with respect to any payment made on behalf of the Plan prior to the Closing Date that is determined under the [     ***       ] to be in excess of the amount that was actually required to paid on behalf of the Plan, but only to the extent the [     ***       ] was reduced by such payment made on behalf of the Plan. The maximum aggregate obligation of the Insurer to make payments under this Section 2.23 is [     ***       ], and the Insurer shall have no other obligations with respect to any [     ***       ] with respect to [     ***       ] after the Closing.

ARTICLE III
COMPANY'S REPRESENTATIONS AND WARRANTIES
The Company hereby represents and warrants to Insurer Parent, the Insurer and the Independent Fiduciary as of the DTFA Execution Date and the Closing Date that, except as set forth in the Company Disclosure Letter:
Section 3.1    Due Organization, Good Standing and Corporate Power. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite power and authority to enter into and carry out its obligations under this Agreement and the Ancillary Agreements to which it is, or will be at Closing, a party (if any) and to consummate the transactions contemplated to be undertaken by the Company herein or therein. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its sponsorship of the Plan makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing, or so qualified or licensed is not material.
Section 3.2    Authorization of Agreement; Enforceability. The Company has received all appropriate corporate approvals and no other action on the part of the Company or its Affiliates is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be undertaken by the Company under this Agreement and the Ancillary Agreements (to the extent a party thereto, if any). This Agreement is, and the Ancillary Agreements (to the extent that the Company is a party thereto, if any), when executed will be, duly executed and delivered by the Company, and each is (or when executed will be) a valid and binding obligation of the Company and enforceable against the Company, in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Law affecting the enforcement of creditors' rights generally and by general equitable principles (such exception is the “Enforceability Exception”).

Section 3.3    Consents And Approvals; No Violations. Assuming the Consents from Governmental Authorities set forth on Section 3.3 of the Company Disclosure Letter have been obtained, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated to be undertaken by the Company pursuant to this Agreement do not (a) violate or conflict with any provision of its certificate or articles of incorporation, bylaws or code of regulations (or the comparable governing documents); (b) violate or conflict with any Law or Order of any Governmental Authority applicable to the Company; (c) require any additional Governmental Approval; or (d) except for the Consents required in connection with [     ***       ], require any Consent of or other action by any Person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any Contract to which the Company is a party, the absence or occurrence of any of the foregoing would have a material adverse impact on the Company's ability to consummate the Transaction.

Section 3.4    Compliance with ERISA and Code. The Plan is maintained under and is subject to ERISA and operated in compliance therewith and with its terms. The Plan is Tax Qualified and its trust is exempt from taxation. The Plan's most recent favorable Determination Letter is dated May 18, 2012 and reflects all changes to the plan through April 30, 2012. All Plan amendments necessary to effect the Lump-Sum Solicitation, and the other transactions contemplated by this Agreement, and the Ancillary Agreements, except for the Plan Termination and Plan Spin-Off, have been duly authorized and made by the Company. The Independent Fiduciary has been duly appointed as a fiduciary of the Plan with respect to the purchase of one or more group annuity contracts as set forth in an engagement letter with the Annuity Committee dated March 16, 2012, as amended (the “IF Engagement Letter”), and has the sole authority and responsibility to (i) determine whether the Transaction satisfies ERISA and applicable guidance, including Interpretative Bulletin 95-1, (ii) direct the Plan Trustee on behalf of the Plan in connection with the transfer of the Transferred Assets in connection with the consummation of the Transaction, (iii) direct the Plan Trustee on behalf of the Plan in connection with the execution or any amendment of the Group Annuity Contract, and (iv) perform the covenants and agreements and make the representations and warranties set forth in this Agreement, the Ancillary Agreements (to the extent a party thereto) and the IF Engagement Letter to be performed or made by the Independent Fiduciary.

Section 3.5    No Brokers' Fee. The Company has no Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transactions for which any other Party, or its respective Affiliates or Representatives, could be liable.

Section 3.6    No Discretionary Authority. The Company has no discretionary asset management authority or responsibility regarding management of the Plan Assets.

Section 3.7    Accuracy of Information. To the Company's Knowledge, (a) the data in respect of mortality experience with respect to the Plan through November 30, 2011 that was furnished by or on behalf of the Company or the Plan or any of their respective Affiliates prior to the date hereof to the Insurer, its Affiliates or any of its actuarial, accounting or legal advisors in connection with the negotiation of this Agreement, the Group Annuity Contract, and the transactions contemplated by this Agreement did not contain any material misstatement or material omission; and (b) the data in respect of date of birth, date of death or gender of any Non-Solicited Lives or Solicited Lives that was furnished by or on behalf of the Company or the Plan or any of their respective Affiliates prior to the date hereof to the Insurer, its Affiliates or any of its actuarial, accounting or legal advisors in connection with the negotiation of this Agreement, the Group Annuity Contract, and the transactions contemplated by this Agreement, was not generated using any materially incorrect systematic assumptions or omissions.

Section 3.8    Parent Liquidity Position. The Parent Liquidity Position as of March 31, 2012 was $31.455 billion. As of the DTFA Execution Date, to the Company's Knowledge there are no circumstances existing or that would reasonably be expected to occur that would reasonably be expected to cause a Company

MAC.

Section 3.9    Delivery of Plan. A true, correct and complete copy of the Plan has been delivered to the Independent Fiduciary and the Insurer on or prior to the DTFA Execution Date.

Section 3.10    Settlement Accounting. As of the DTFA Execution Date, to the Company's Knowledge there are no circumstances existing or that would reasonably be expected to occur that would be reasonably likely to cause the Company to conclude that the Company may not account for the transactions contemplated by this Agreement and the Ancillary Agreements as a settlement under ASC 715.

Section 3.11    No Other Representations or Warranties; Reliance. Except for the representations and warranties of the Company expressly set forth in this Article III, neither the Company, nor any of its Affiliates, nor any other Person makes any express or implied representation or warranty on behalf of the Company or any of its Affiliates with respect to the Company, its Affiliates, the Plan, the Transferred Assets or the transactions contemplated by this Agreement or the Standard Termination and the Lump-Sum Solicitation. The Company acknowledges and agrees that Insurer Parent, the Insurer and the Independent Fiduciary have relied on the representations set forth in this Article III.

ARTICLE IV
INDEPENDENT FIDUCIARY'S REPRESENTATIONS AND WARRANTIES
The Independent Fiduciary hereby represents and warrants to the Company, Insurer Parent and the Insurer as of the DTFA Execution Date and the Closing Date that:
Section 4.1    Due Organization, Good Standing and Corporate Power.

(a)Independent Fiduciary is a Massachusetts trust company duly organized, validly existing and in good standing under the Laws of the Commonwealth of Massachusetts. The Independent Fiduciary has all requisite power and authority to enter into and carry out its obligations under this Agreement and the Ancillary Agreements (to the extent a party thereto) to which it is, or will be at Closing, a party and to direct the Plan Trustee to consummate the transactions on behalf of the Plan trust. The Independent Fiduciary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its representation of the Plan makes such qualification or licensing necessary, except in such jurisdictions where the failure to be or in good standing or so qualified or licensed is not material.

(b)The Independent Fiduciary meets the requirements of, and in the transactions contemplated by this Agreement and the Ancillary Agreements (to the extent a party thereto) is acting as, an investment manager under ERISA § 3(38) and a QPAM under PTCE 84-14. The Independent Fiduciary is experienced in independent fiduciary work, and together with its reliance on its consultant Oliver Wyman Inc. and its counsel, K&L Gates, LLP, the Independent Fiduciary is knowledgeable concerning the large scale group annuity marketplace and reasonably believes that it has the requisite expertise to select the Insurer of the Group Annuity Contract and perform its obligations under this Agreement, the Ancillary Agreements (to the extent a party thereto) and the IF Engagement Letter. The Independent Fiduciary was designated a fiduciary of the Plan by the Annuity Committee with respect to the purchase of one or more group annuity contracts in the IF Engagement Letter (a true and correct copy of which has been provided to the Insurer, other than the attachment thereto regarding the fees to be paid to the Independent Fiduciary), reaffirms its fiduciary status as set forth in such letter; and has provided the services described in Exhibit A of such letter prudently and solely in the interest of the Plan Participants and Plan Beneficiaries. The Independent Fiduciary has the authority and responsibility to (i) determine whether the Transaction satisfies ERISA and applicable guidance, including Interpretative Bulletin 95-1, (ii) direct the Plan Trustee on behalf of the Plan in connection with the transfer of the Transferred Assets in connection with the consummation of the Transaction, (iii) direct the Plan Trustee on behalf of the Plan in connection with the execution of the Group Annuity Contract and the amendments thereto contemplated by this Agreement, and (iv) perform the covenants and agreements and make the representations and warranties set forth in this Agreement, the Ancillary Agreements (to the extent a party thereto) and the IF Engagement Letter to be performed or made by the Independent Fiduciary.

Section 4.2    Authorization of Agreement; Enforceability. The Independent Fiduciary has received all appropriate corporate approvals and no other action on the part of the Independent Fiduciary is necessary to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements (to the extent a party thereto) and the consummation of the transactions contemplated to be undertaken by the Independent Fiduciary under this Agreement and the Ancillary Agreements (to the extent a party thereto). This Agreement is, and the Ancillary Agreements (to the extent a party thereto), when executed will be, duly executed and delivered by the Independent Fiduciary, and each is (or when executed will be) a valid and binding obligation of Independent Fiduciary and enforceable against Independent Fiduciary, in accordance with its terms, subject to the Enforceability Exception and the prudence requirements of ERISA; provided, that, except as set forth in Section 10.2, neither this Agreement nor the Ancillary Agreements (to the extent a party thereto) shall be enforceable against the Independent Fiduciary if this Agreement is terminated pursuant to Section 10.1(f) or the Closing condition set forth in Section 8.1 has not been satisfied. Notwithstanding any other provision in this Agreement or the Ancillary Agreements (to the extent a party thereto), the Confidentiality Agreements applicable to the Independent Fiduciary shall remain enforceable against the Independent Fiduciary if this Agreement is terminated pursuant to Section 10.1(f) or the Closing condition set forth in Section 8.1 has not been satisfied.

Section 4.3    Consents And Approvals; No Violations. The execution, delivery and performance of this Agreement and the Ancillary Agreements (to the extent a party thereto) by the Independent Fiduciary, or the consummation by the Independent Fiduciary of the transactions contemplated to be undertaken by the Independent Fiduciary, do not: (a) violate or conflict with any provision of its certificate or articles of incorporation, bylaws or code of regulations (or the comparable governing documents); (b) violate or conflict with any Law or Order of any Governmental Authority applicable to Independent Fiduciary; (c) require any Governmental Approval; (d) require any Consent of or other action by any Person; or (e) result in a Non-Exempt Prohibited Transaction.

Section 4.4    ERISA Related Determinations.

(a)    The Independent Fiduciary is fully qualified to serve as an independent fiduciary in connection with the Transactions contemplated by this Agreement and it is independent of the Company. The annual revenues of the Independent Fiduciary Controlled Group from the Company Controlled Group in 2011 were less than five percent of the Independent Fiduciary Controlled Group's total annual revenues in that year and the annual revenues of the Independent Fiduciary Controlled Group projected to be received from the Company Controlled Group in 2012 are less than five percent of the Independent Fiduciary Controlled Group's total projected annual revenues for 2012. Commercially reasonable ethical walls have been erected between the personnel working on the Transaction and the personnel working on other matters involving the Company Controlled Group.

(b)    The Independent Fiduciary has selected the Insurer to issue the Group Annuity Contract as set forth in this Agreement and such selection satisfies the requirements of ERISA and applicable guidance, including Interpretive Bulletin 95-1. The Independent Fiduciary has delivered a certification confirming the foregoing, executed by a duly authorized officer of the Independent Fiduciary, to the Annuity Committee.

(c)    If an Independent Fiduciary MAC has not occurred between the DTFA Execution Date and the Closing Date and is not continuing as of the Closing Date, the selection of the Insurer to provide the Group Annuity Contract will continue to satisfy the requirements of ERISA and applicable guidance, including Interpretive Bulletin 95-1, as of the Closing Date.

Section 4.5    No Brokers' Fee. The Independent Fiduciary has no Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transactions for which any other Party, or their respective Affiliates or Representatives, could be liable.

Section 4.6    No Other Representations or Warranties; Reliance. Except for the representations and warranties of the Independent Fiduciary expressly set forth in this Article IV, neither the Independent Fiduciary, nor its Affiliates, nor any other Person makes any express or implied representation or warranty on behalf of the Independent Fiduciary or any of its Affiliates with respect to the Independent Fiduciary, the Plan, the Transferred Assets or the transactions contemplated by this Agreement and the Ancillary Agreements (to the extent a party thereto), including the Standard Termination and the Lump-Sum Solicitation. The Independent Fiduciary acknowledges and agrees that Insurer Parent, the Insurer and the Company have relied on the representations set forth in this Article IV.

ARTICLE V
INSURER AND INSURER PARENT REPRESENTATIONS AND WARRANTIES
Each of Insurer Parent and the Insurer hereby represents and warrants to the Company and the Independent Fiduciary as of the DTFA Execution Date and the Closing Date that, except as set forth in the Prudential Disclosure Letter:
Section 5.1    Due Organization, Good Standing and Corporate Power. Insurer Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of New Jersey. The Insurer is a life insurance company duly organized, validly existing and in good standing under the Laws of the State of New Jersey. Each of Insurer Parent and the Insurer have all requisite power and authority to enter into and carry out their respective obligations under this Agreement and the Ancillary Agreements to which each is, or will be at Closing, a party and to consummate the transactions contemplated to be undertaken by each of Insurer Parent or the Insurer herein or therein. The Insurer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations set forth in the Group Annuity Contract and Contract 300 Article P makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed is not material.
Section 5.2    Authorization of Agreement; Enforceability. Each of Insurer Parent and the Insurer have received all appropriate corporate approvals and no other action on the part of Insurer Parent, the Insurer or their respective Affiliates is necessary to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements (to the extent a party thereto) and the consummation of the transactions contemplated to be undertaken by Insurer Parent and the Insurer under this Agreement and the Ancillary Agreements (to the extent a party thereto). This Agreement is, and the Ancillary Agreements, other than the Group Annuity Contract, which is covered by Section 5.4 below, (to the extent the Insurer is a party thereto) when executed will be, duly executed and delivered by the Insurer, and each is (or when executed will be) a valid and binding obligation of the Insurer and enforceable against the Insurer in accordance with its terms, except to the extent that its enforceability may be subject to the Enforceability Exceptions. This Agreement has been, and the Ancillary Agreements (to the extent that the Insurer Parent is a party thereto) when executed will be, duly executed and delivered by Insurer Parent and each is a valid and binding obligation of Insurer Parent (to the extent the Insurer Parent is a party thereto) and enforceable against Insurer Parent, in accordance with its terms, except to the extent that its enforceability may be subject to the Enforceability Exceptions.

Section 5.3    Consents And Approvals; No Violations. Assuming the Consents from Governmental Authorities set forth on Section 5.3 of the Prudential Disclosure Letter have been obtained, the execution and delivery of this Agreement and the Ancillary Agreements (to the extent a party thereto) by Insurer Parent and the Insurer and the consummation by Insurer Parent and the Insurer of the transactions contemplated to be undertaken by the Insurer Parent and the Insurer do not (a) violate or conflict with any provision of their respective certificates or articles of incorporation, bylaws or code of regulations (or the comparable governing documents); (b) violate or conflict with any Law or Order of any Governmental Authority applicable to Insurer Parent or the Insurer or any Transferred Assets; (c) require any Governmental Approval; (d) require any Consent of or other action by any Person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any Contract to which the Insurer is a party, to the extent the absence or occurrence of any of the foregoing would have a material adverse impact on the Insurer's ability to consummate the Transaction; or (e) result in a Non-Exempt Prohibited Transaction. The form of Group Annuity Contract has been approved for issuance by the New York State Department of Financial Services. The Plan of Operations has been approved by the New York State Department of Financial Services and the New Jersey Department of Banking and Insurance. The Annuity Certificates have been filed with the New York State Department of Financial Services for use in accordance with the General Annuity Contract.

Section 5.4    Enforceability of Group Annuity Contract. The Group Annuity Contract when executed will be duly executed and delivered by the Insurer and will be a valid and binding obligation of the Insurer and enforceable against the Insurer by the Plan Trustee and each Covered Life, Contingent Life and Beneficiary, in accordance with its terms, except to the extent that its enforceability may be subject to the Enforceability Exceptions. After the Contract-Holder (as defined in the Group Annuity Contract) ceases to exist, the Group Annuity Contract when executed will be duly executed and delivered by the Insurer and will be a valid and binding obligation of the Insurer and enforceable against the Insurer by each Covered Life, Contingent Life and Beneficiary, in accordance with its terms, except to the extent that its enforceability may be subject to the Enforceability Exceptions.

Section 5.5    RBC Ratio. The RBC Ratio at December 31, 2011 was 491% [     ***       ], and such Projected RBC Ratio was determined in accordance with [     ***       ]. As of the DTFA Execution Date, to the Insurer's Knowledge there are no circumstances existing or that would reasonably be expected to occur that would reasonably be expected to cause an Insurer MAC.

Section 5.6    Compliance with Laws. The business of the Insurer Parent and the Insurer has been and is being conducted in material compliance with applicable Laws, and none of the licenses, permits or Governmental Approvals required for the continued conduct of the business of the Insurer Parent and the Insurer as such business is currently being conducted will lapse, terminate, expire or otherwise be impaired as a result of the consummation of the transactions contemplated to be undertaken by the Insurer Parent, the Insurer or their Affiliates hereunder or pursuant to the Ancillary Agreements, except as, in either case, would not reasonably be expected to be, individually or in the aggregate, materially adverse to the ability of the Insurer Parent and the Insurer to perform their obligations under this Agreement or the Ancillary Agreements.

Section 5.7    No Brokers' Fee. Neither Insurer Parent nor the Insurer has any Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transaction for which any other Party, or their respective Affiliates or Representatives, could be liable.

Section 5.8    Disclosed Information.

(a)Insurer Parent and the Insurer represent and warrant to the Company and the Independent Fiduciary in connection with the Independent Fiduciary's due diligence that, to Prudential's Knowledge, (i) all material information provided to the Independent Fiduciary in connection with the transactions contemplated by this Agreement, was, as of the date indicated on such information, true and correct in all material respects and (ii) no change has occurred since the date indicated on such information that the Insurer or Insurer Parent has not publicly disclosed or disclosed to the Independent Fiduciary that would cause such information, taken as a whole, to be materially false or misleading.

(b)Insurer Parent and the Insurer represent and warrant to the Company that, to Prudential's Knowledge, (i) the information on the Identified CD-ROM, (ii) the Insurer Provided Life-by-Life Information provided to the Independent Third Party, and (iii) all other information and data supplied to the Independent Third Party (other than, in each case, any such information that was supplied by the Company, the Plan Trustee, the Plan, the Independent Fiduciary, the Plan Investment Fiduciary or any of their respective Affiliates or Representatives, and has been exactly reproduced by the Insurer, with no modifications, errors or other changes) does not contain any material errors or omissions, other than any errors or omissions that are addressed by the Agreed Updates.

Section 5.9    No Other Representations or Warranties; Reliance. Except for the representations and warranties of Insurer and the Insurer Parent expressly set forth in this Article V, none of the Insurer Parent, the Insurer, any of their respective Affiliates or any other Person makes any express or implied representation or warranty on behalf of Insurer Parent or the Insurer or any of their respective Affiliates with respect to Insurer Parent, the Insurer, their respective Affiliates, or the transactions contemplated by this Agreement and the Ancillary Agreements (to the extent a party thereto). Insurer Parent and the Insurer acknowledge and agree that the Company and the Independent Fiduciary have relied on the representations set forth in this Article V.

ARTICLE VI
PRE CLOSING COVENANTS
The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing (except as otherwise expressly stated to apply to a different period):
Section 6.1    Plan Amendments; Company Certification. The Company shall amend the Plan in a timely manner after the DTFA Execution Date to the extent necessary to effectuate the Plan Spin-Off and Plan Termination as contemplated in this Agreement. In addition, the Company will deliver at or prior to the Closing a true and correct certificate confirming whether or not the following items have occurred:
(a)the Plan Spin-Off was effected;

(b)a Notice of Intent to Terminate has been distributed;

(c)a Notice of Plan Benefits has been distributed;

(d)the Form 500 has been filed; and

(e)all Lump-Sum Payments have been made prior to the end of the Lump-Sum Payment Period from Plan Assets in accordance with the Lump-Sum Elections.

Section 6.2    Notice of Material Litigation. Between the DTFA Execution Date and the Closing Date, if (i) the Company, the Plan or any fiduciary of the Plan, or (ii) the Insurer or the Insurer Parent, becomes involved in any Material Litigation (except for PBGC review of the Plan's Standard Termination) then the Company (in the case of clause (i)) or the Insurer (in the case of clause (ii)) shall notify such other Party of such Material Litigation within ten (10) Business Days of the date on which it learns of such Material Litigation.

Section 6.3    Efforts to Close; Regulatory Clearances; Third-Party Consents.

(a)    In addition to the actions specifically provided for elsewhere in this Agreement or in any Ancillary Agreement, each of the Parties will cooperate with each other and use (and, except with respect to the Independent Fiduciary, will cause their respective Affiliates to use) their respective commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part to consummate the Closing. Without limiting the generality of the foregoing, (i) the Company shall use its commercially reasonable efforts to obtain and to cause others to obtain, as soon as practicable, the Governmental Approvals (including the Governmental Approvals set forth on Appendix 8.2(e)) and any consents required in connection with [     ***       ] at the Closing, that may be or become necessary for the performance of its obligations under this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated herein and therein, including cooperating with the Plan in carrying out the Standard Termination and the Lump-Sum Solicitation, and will cooperate fully with each other in promptly seeking to obtain such Governmental Approvals and (ii) the Insurer Parent and the Insurer shall use their commercially reasonable efforts to obtain and to cause others to obtain, as soon as practicable, the Governmental Approvals (including the Governmental Approvals set forth on Appendix 8.2(d)) that may be or become necessary for the performance of its obligations under this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated herein and therein. Without limiting the foregoing and subject to applicable legal limitations and the instructions of any Governmental Authority, each of the Parties agrees to (A) reasonably cooperate and consult with one another, (B) furnish to the other Parties such necessary information and assistance as such other Party may reasonably request in connection with its preparation of any notifications or filings, (C) keep each other apprised of the status of matters relating to the completion of the transactions contemplated thereby, including furnishing the other with copies of material notices or communications received by such Party from any third party or any Governmental Authority with respect to such transactions, within five (5) Business Days of receipt thereof, and (D) to the extent reasonably practicable, permit the other Parties to review and incorporate the other Party's reasonable comments in any material communication to be given by it to any Governmental Authority with respect to obtaining the necessary approvals for the transactions contemplated by this Agreement.

(b)    Without limiting the generality of Section 6.3(a) where the cooperation of third parties that are not Governmental Authorities, such as a trustee or record keeper, would be necessary in order for a Party to completely fulfill its obligations under this Agreement or any Ancillary Agreement, such Party will use its commercially reasonable efforts to cause such third parties to provide such cooperation. Without limiting the generality of the foregoing, the Parties shall use commercially reasonable efforts to work with the Plan Trustee to sign the Plan Trustee Agreement or to seek mutually agreeable alternative arrangements.

(c)    Without limiting the generality of Section 6.3(a), the Company shall periodically update the Insurer, upon Insurer's reasonable request, from and after the DTFA Execution Date through the Closing Date with respect to progress regarding (i) the filing of the Form 500, (ii) the completion of the Lump-Sum Solicitation, (iii) the completion of the Plan Spin-Off, and (iv) other discussions with Governmental Authorities regarding the Plan Termination.

Section 6.4    Public Announcements; SEC Filings.

(a)    Each of the Company and the Insurer shall issue a press release announcing the execution and delivery of this Agreement and the transactions contemplated hereby (collectively, the “Transaction Announcements”). Each of the Company and the Insurer shall provide a draft of such Transaction Announcement, and any related Form 8-K filing, to the other Party (and to the Independent Fiduciary, to the extent such Transaction Announcement references State Street Bank and Trust Company, or the role, duties or conclusions of the Independent Fiduciary) for review prior to the issuance thereof and shall consider any comments made by such other Party (or the Independent Fiduciary, as applicable) in good faith.

(b)    From the DTFA Execution Date through the Closing, the Company, the Independent Fiduciary and the Insurer shall not, and each shall cause their respective Affiliates not to, publish any press releases, or publish any other public statements (including to securities analysts), that contradicts or is inconsistent with the Transaction Announcements, without the prior approval of the other Parties, such approval not to be unreasonably withheld, conditioned or delayed, except as such Party determines in good faith may be required by Law or in connection with obligations pursuant to any listing agreement with any national securities exchange.

(c)    Subject to paragraph (b) above, the Company and the Insurer each may make such public written or oral statements, as it deems necessary or appropriate, in its sole discretion, provided that each such Party shall seek to give the other Party a reasonable opportunity to comment upon such statements in advance to the extent practicable, it being understood that neither the Company nor the Insurer shall have any right of approval over public statements by the other Party, except to the extent contemplated by paragraph (b) above. Subject to paragraph (b) above, the Independent Fiduciary may make such written or oral statements as it deems necessary or appropriate to respond to press inquiries.

(d)    Regulatory filings and other public communications regarding Governmental Approvals made by the Company, and all statements to Plan Participants and Plan Beneficiaries related to the Transaction, may be made in the sole discretion of the Company following the DTFA Execution Date; provided that any such regulatory filings or public communications regarding Governmental Approvals or any statements to Plan Participants and Plan Beneficiaries that describe the Insurer or the Group Annuity Contract shall be consistent in all material respects with the description of the Insurer and the Group Annuity Contract contained in the Company's Lump-Sum Solicitation. The Company shall provide copies of all such regulatory filings and public communications to Plan Participants and Plan Beneficiaries, in each case, to the Insurer and the Independent Fiduciary within ten (10) Business Days prior to the publication thereof if the description of the Insurer or the Group Annuity Contract in such regulatory filing or public communication will not be consistent in a material respect with the description contained in the Company's Lump-Sum Solicitation (and, if such description is consistent in a material respect with the description contained in the Company's Lump-Sum Solicitation, then the Company shall provide the Insurer and the Independent Fiduciary a copy of such regulatory filing or public communication reasonably promptly after the date on which it is first used, it being understood that the Company will not be required to provide copies of materials that are substantially similar to materials that have previously been shared with Insurer and the Independent Fiduciary).

(e)    The Insurer shall provide copies of all regulatory filings and other public communications regarding Government Approvals set forth on Appendix 8.2(d), and statements to Annuitants related to the Transaction prior to the Annuity Commencement Date, to the Company and the Independent Fiduciary (i) within five Business Days prior to the filing or making thereof if the contents of such filing will not be consistent in any material respect with the information contained in materials previously shared with the Company, and (ii) in all instances as soon as practicable following such filing or making.

(f)    The Company acknowledges that its ultimate parent entity may file the press release referred to in clause (a) above with the SEC on Form 8-K within four (4) Business Days following execution of this Agreement, but that this Agreement will not be filed as an exhibit thereto. The Company's ultimate parent intends to file this Agreement with its Form 10-Q for the period ending June 30, 2012 (the “10-Q”). Simultaneously with the filing of the 10-Q, the Company's ultimate parent will file a confidential treatment request with the SEC to seek confidential treatment for certain provisions of the Agreement, including information relating to the pricing of the Group Annuity Contract. The Company's ultimate parent will provide the Insurer Parent a copy of any written correspondence with the SEC regarding such application for confidential treatment. Notwithstanding the foregoing, each Party acknowledges that the other Parties will publicly disclose any information that they believe is required by the rules of the SEC to be so disclosed and the Parties will cooperate with each other in preparation of the confidential treatment request. The Parties also agree that the contents of the confidential treatment request will be determined in the sole discretion of the Company.

Section 6.5    Notification of Certain Matters.

(a)    Each Party will give written notice to the other Parties within five (5) Business Days of (i) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the transactions contemplated hereby, (ii) any Action commenced or threatened in writing against, relating to or involving or otherwise affecting it or any of its Affiliates that relate to the consummation of the transactions contemplated hereby, and (iii) any change or event that would reasonably be expected to cause, individually or in the aggregate, any condition to Closing set forth in Article VIII not to be satisfied.

(b)    Prior to the Closing, any Party may deliver to both other Parties supplements or updates to the sections of the delivering Party's Disclosure Letter which this Agreement or the delivering Party's Disclosure Letter, as applicable, explicitly provides may be supplemented or updated; provided, however, that no such supplement or update will be considered or taken into account for purposes of determining whether the conditions to closing set forth in Sections 8.2(a) or 8.3(a) have been satisfied; provided that any such supplement or update shall be deemed to have cured any breach of any representation or warranty made in this Agreement except for purposes of determining whether or not the conditions set forth in Article VIII have been satisfied.

(c)    [     ***       ]

(d)    The Insurer will notify the other Parties as promptly as reasonably practicable (and in any event within seventy-two (72) hours) if (i) the Projected RBC Ratio has dropped below [     ***       ], [     ***       ]. [     ***       ]. For the avoidance of doubt, no failure or delay by the Insurer to provide any notice required under this Section 6.5(d) shall be deemed to constitute a waiver of, or otherwise impair, the Insurer's termination right in Section 10.1(b)(ii).

(e)    The Company will notify the other Parties as promptly as reasonably practicable (and in any event within seventy-two (72) hours) if either (i) the Liquidity Requirement has exceeded the Liquidity Cap, or (ii) the Projected Parent Liquidity Position is less than [     ***       ]. For the avoidance of doubt, no failure or delay by the Company to provide any notice required under this Section 6.5(e) shall be deemed to constitute a waiver of, or otherwise impair, the closing condition set forth in Section 8.2(h) or the Company's termination right in Section 10.1(b)(i).

Section 6.6    Calculation and Adjustment of Insurer RBC Ratio; Projected Parent Liquidity Position; Liquidity Requirement; Liquidity Cap.

(a)    If the Insurer either (1) provides notice to the Company and the Independent Fiduciary pursuant to Section 6.5(d)(i), or (2) provides a notice of termination to the Company and the Independent Fiduciary pursuant to Section 10.1(b)(ii), then, in either case, the Company may, not more than 10 Business Days after receipt of such notice (or as promptly as practicable thereafter), retain an Approved Firm-A to review the Insurer's Projected RBC Ratio calculation and ensure that such calculation was prepared in good faith, consistent in all material respects with past practices of the Insurer, and without giving effect to the RBC Ratio impact of any of the RBC Actions.

(b)    If the Company either (1) provides notice to the Insurer and the Independent Fiduciary pursuant to Section 6.5(e), or (2) provides a notice of termination to the Insurer and the Independent Fiduciary pursuant to Section 10.1(b)(i) or asserts that the closing condition set forth in Section 8.2(h) has not been satisfied, then, in either case, the Insurer may, not more than ten (10) Business Days after receiving such notice (or as promptly as practicable thereafter), retain an Approved Firm-B to review and verify the Company's calculation of the Liquidity Requirement or the Projected Parent Liquidity Position (or, if applicable, both calculations) and ensure that each such calculation was prepared in good faith, consistent in all material respects with past practices of the Company, and without giving effect to the liquidity impact of any of the Liquidity Actions.

(c)    The Party requesting a review of calculations under Section 6.6(a) or Section 6.6(b), as the case may be, (the “Requesting Party”) shall instruct the respective Approved Firm to deliver its report to all Parties within ten (10) Business Days after the date of its retention. The Party whose calculation is being reviewed pursuant to Section 6.6(a) or Section 6.6(b), as applicable (the “Calculating Party”), shall fully cooperate with the Approved Firm, including providing access to all information, data and personnel necessary for the Approved Firm to complete and deliver its analysis within the ten (10) Business Day period described in the preceding sentence. Any failure by the Calculating Party to provide such access or cooperation will extend the delivery period until such access or cooperation is provided. If the Parties do not agree, in writing, on the calculation of the (i) Projected RBC Ratio pursuant to Section 6.6(a) or (ii) Projected Parent Liquidity Position or Liquidity Requirement pursuant to Section 6.6(b), then the determination by the Approved Firm shall be final and binding on all Parties.

(d)    If, pursuant to a review arising under Section 6.6(a), the Approved Firm-A determines that the Insurer's Projected RBC Ratio calculation was not prepared in good faith, consistent in all material respects with past practices of the Insurer, [     ***       ], and the Insurer or the Insurer Parent delivers the notice of termination described in Section 10.1(b)(ii) based upon such Projected RBC Ratio, then upon termination of this Agreement and in addition to the payment to the Company from the Escrow Account contemplated by Section 10.2(b)(i) and the payment to the Company from the Insurer contemplated by Section [     ***       ].

(e)    If, pursuant to a review arising under Section 6.6(b), the Approved Firm-B determines that the Company's calculation of the Liquidity Requirement or the Projected Parent Liquidity Position (or, if applicable, both calculations) was not prepared in good faith, consistent in all material respects with past practices of the Company, and without giving effect to the liquidity impact of any of the Liquidity Actions, and the Company delivers the notice of termination described in Section 10.1(b)(i) or asserts that the closing condition set forth in Section 8.2(h) has not been satisfied based upon such Liquidity Requirement or Projected

Parent Liquidity Position, then upon termination of this Agreement and in addition to the payment to the Insurer Parent from the Escrow Account contemplated by Section 10.2(b), an additional payment from the Company of [     ***       ] shall be immediately due and payable to the Insurer Parent, [     ***       ].

Section 6.7    Administrative Transition Process. From the DTFA Execution Date until the Closing Date, each of the Company and the Insurer shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to coordinate the transfer to the Insurer of the recordkeeping and administration responsibilities necessary to effectively provide the administration services regarding the Annuity Payments under the Group Annuity Contract. Without limiting the generality of the foregoing, the Company shall use its commercially reasonable efforts to (a) provide the Insurer with information as reasonably requested by the Insurer to facilitate the transition process and (b) assist the Insurer in reaching any necessary agreement or arrangement with Fidelity, including in connection with (i) the provision of services and information set forth in Appendix 6.7 and (ii) the negotiation of a definitive ATSA. The Insurer shall use its commercially reasonable efforts to enter into such a definitive ATSA with Fidelity in a manner consistent with the letter of understanding with Fidelity entered into prior to the execution of this Agreement. If either (x) the requirements of Appendix 6.7 have not been fulfilled or (y) the Closing has not taken place on or before December 3, 2012, and the Insurer is unable to enter into a definitive ATSA with Fidelity, then the Insurer and the Company will cooperate in good faith to find an alternative method to facilitate the first Annuity Payment to Annuitants through existing commercial arrangements with Fidelity or through any other commercially reasonable method (an “Alternative Arrangement”). In the event an Alternative Arrangement is implemented, prior to the relevant payment date, the Insurer will be responsible to deposit cash in an amount sufficient to cover all such Annuity Payments and any related administrative costs into an account designated by the Company for such purpose.

Section 6.8    Compliance with Prohibited Transaction Class Exemption 84-24. From the DTFA Execution Date until the Closing Date, the Insurer and its Affiliates will not enter into any agreements whereby it would be a fiduciary expressly authorized in writing to manage, acquire or dispose of the Plan Assets on a discretionary basis that are involved in the Transaction. As of the date hereof, Insurer and/or the applicable Affiliate(s) of the Insurer have ceased providing any discretionary asset management services with respect to any Plan Assets that are involved in the Transaction. If the Insurer discovers the existence of any such agreement, the Insurer will, and will cause its Affiliates to, cease providing any discretionary asset management services with respect to any Plan Asset before such Plan Asset becomes involved in the Transaction. The preceding sentence shall not prohibit an Affiliate of the Insurer from acting as a non-discretionary trustee. If the Closing Date does not occur or this Agreement otherwise terminates, the Insurer will no longer be restricted as provided above in this Section 6.8.

Section 6.9    Pre-Closing Meeting. No earlier than fifteen (15) Business Days prior to the Target Closing Date, and no later than five (5) Business Days prior to the Target Closing Date, the Independent Fiduciary, the Company and the Insurer shall meet to discuss any matters relating to the Closing or as otherwise may be reasonably requested by any Party.

Section 6.10    Non-Solicitation. From and after the DTFA Execution Date and through the earlier to occur of the Closing Date or the termination of this Agreement, the Company shall not and shall cause any Representatives of the Company not to (i) solicit, initiate or knowingly facilitate any Alternative Transaction Proposal or the making or consummation thereof, (ii) enter into any agreement, letter of intent, agreement in principle or other similar instrument with respect to any Alternative Transaction Proposal, (iii) continue or otherwise participate in any discussions (except, in response to an inquiry by any Person, to notify such Person of the existence of the provisions of this Section 6.10) or negotiations regarding, or furnish to any Person any information in connection with, any Alternative Transaction Proposal, or (iv) enter into or amend any agreement or other arrangement to engage any Person (including the Independent Fiduciary) to solicit any Alternative Transaction Proposal. For purposes of this Agreement, an “Alternative Transaction Proposal” means any proposal or offer relating to the entry into an insurance, reinsurance or other similar transaction that would be reasonably likely to replace, frustrate or cause not to occur the transactions contemplated by this Agreement and the Group Annuity Contract, such as any transaction in which the responsibility to make all or any substantial portion of the payments in respect of the Covered Lives, Contingent Lives or Beneficiaries would be transferred, assigned or novated from the Plan to a non-Affiliated Person or in which a non-Affiliated Person would assume an obligation to indemnify or reimburse the Plan, the Company or any of their respective Affiliates for any such payment. Nothing in this Section 6.10 shall restrict (i) any alternative arrangements with respect to the treatment of Contract 300 Article A and Contract 300 Article M, or (ii) the Lump-Sum Solicitation process.

Section 6.11    Information Provided To The Independent Fiduciary. Between the DTFA Execution Date and the execution of the Group Annuity Contract, Insurer and the Insurer Parent shall provide to the Independent Fiduciary any information that (i) is consistent with the type and amount of information provided during the Independent Fiduciary's pre-signing due diligence process, (ii) is otherwise prepared in the ordinary course of business of the Insurer (including any information that is prepared for the purpose of providing information to credit rating agencies) and (iii) relates to the Insurer or Insurer Parent, in each case as may be reasonably requested by the Independent Fiduciary.

Section 6.12    [     ***       ].

(a)    Promptly following the DTFA Execution Date, [     ***       ] set forth on Appendix 2.6(d)(I) and Appendix 2.6(d)(II) (it being understood that each item of such information shall only be provided if and after any consent that is needed to share such information is obtained [     ***       ]):

(i)the latest [     ***       ];

(ii)the latest [     ***       ];

(iii)information most recently provided to [     ***       ] regarding the [     ***       ], including descriptions and [     ***       ] that may be reasonably requested by the Insurer;

(iv)[     ***       ] that relate to the [     ***       ]; and

(v)all [     ***       ] and similar governing documentation related [     ***       ].

(b)    The Insurer shall furnish a list of [     ***       ] in connection with the [     ***       ], and the Company shall use commercially reasonable efforts [     ***       ].

(c)    Subject to any applicable contractual confidentiality restrictions and related requirements to obtain consents, [     ***       ], as may be reasonably requested by the Insurer, provided, however, that the [     ***       ] shall not be required to provide [     ***       ].

(d)    If requested by the Insurer in connection [     ***       ] or any time after Closing, with respect to [     ***       ] to furnish a copy of, or assist the Insurer in obtaining [     ***       ], the information that would be included on the [     ***       ].

Section 6.13    Newco. [     ***       ] may cause the formation of [     ***       ] in accordance with the procedures set forth in Appendix 2.1-A ([     ***       ] “Newco”), provided that (i) each such Newco shall

be, as of the Closing Date, [     ***       ], (ii) [     ***       ] Newco, (iii) all of such Newco's [     ***       ], (iv) such Newco [     ***       ] it holds free and clear of any Lien, other than a Permitted Lien, and will have obtained [     ***       ], (v) such Newco [     ***       ] in good faith deems necessary, advisable, convenient or incidental to the foregoing and (vi) no asset held or owned by [     ***       ] Newco [     ***       ].

Section 6.14    Recoupment. On or prior to the twentieth (20th) Business Day prior to the Closing, the Company shall deliver to the Insurer a statement setting forth (i) each Covered Life, Contingent Life or Beneficiary who has been paid, prior to the Annuity Commencement Date, Plan benefits in excess of the amount owed under the Plan, (ii) the amount of each such excess payment and the length of overpayment and (iii) for each such Covered Life, Contingent Life or Beneficiary, either (A) a certification that the amount of each such excess payment made to such Covered Life, Contingent Life or Beneficiary is undisputed or (B) a reasonably detailed description of the nature of each dispute in respect of any such excess payment made to such Covered Life, Contingent Life or Beneficiary.

ARTICLE VII
OTHER COVENANTS

Section 7.1    Company Actions. Following the Closing Date, the Company shall use its commercially reasonable efforts to:

(a)cooperate in the proper preparation and filing of the Form 501;

(b)cooperate in the closing out of the Plan in a Standard Termination; and

(c)take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary on its part to effectuate the transactions contemplated by this Agreement.

Section 7.2    Insurer Actions. Following the Closing Date, the Insurer shall:

(a)    use its best efforts to obtain approval from all necessary state insurance Governmental Authorities for the Annuity Certificates; provided the Insurer shall not be required to amend or modify the form of any Annuity Certificate in a manner that would result in the assumption by the Insurer of any additional Liability not provided for under the Group Annuity Contract;

(b)    provide each Annuitant with an Annuity Certificate within 30 days after the Closing Date; provided that (i) if the form of any Annuity Certificate issuable to such Annuitant has not become “available” (in a manner consistent with the use of such term in 29 C.F.R. § 4041.28(d)(1)) as of the Closing Date, then the Insurer will provide such Annuity Certificate to the relevant Annuitant as promptly as reasonably practicable and in any case within 30 days following the date on which such Annuity Certificate so becomes “available,” and (ii) if such Annuity Certificate has not become “available” within 20 days following the Closing Date, the Insurer shall provide notice to the Company of such fact;

(c)    cause the first Annuity Payment to be made to all Annuitants by the Annuity Commencement Date;

(d)    for each Annuitant entitled to payments under Contract 300 Article P, cause such payments to be combined with each Annuity Payment that is made to each such Annuitant;

(e)    at the request of the Company, include a notice, provided by the Plan and reasonably acceptable to the Insurer, regarding Annuity Certificates in the Insurer's “welcome” mailing to the Annuitants or other subsequent mailings made by the Insurer to the Annuitants; and

(f)    use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary on its part to effectuate the transactions contemplated by this Agreement.

Section 7.3    Cooperation with Independent Third Party. Each Party will cooperate in good faith with the Independent Third Party and will promptly provide the Independent Third Party access to and copies of all data, records, facilities and personnel of such Party and its Affiliates and Representatives as is reasonably necessary to perform its functions under this Agreement.

Section 7.4    Administrative Services. The Plan Administrator shall continue to administer the Plan from the Closing through the Annuity Commencement Date. Following the Closing, the Insurer shall provide, or shall cause to be provided, all administrative services in connection with the payment of benefits under the Group Annuity Contract.

Section 7.5    Transferred Asset True-Ups. The Independent Fiduciary shall include in its direction in Section 2.1(a), and if necessary the Independent Fiduciary shall direct the Plan Trustee, that any payment or distribution related to the Insurer's ownership of a Transferred Asset, but received by the Plan or the Plan Trustee after Closing, shall be transferred to the Insurer within two (2) Business Days of receiving such payment or distribution. If necessary, the Company shall make available to the Plan an amount, in Cash, equal to the amount of such payment or distribution.

Section 7.6    Correspondence Center. Beginning as of the Closing Date and continuing through the fifth anniversary thereof, the Company will fund a reasonable means for current or former Plan Participants and Plan Beneficiaries to correspond with the Company with respect to their Plan benefits, the Lump-Sum Election or the Plan Termination; provided however, that the Company will have no responsibility for (including providing any funding relating to) administering the Group Annuity Contract or for responding to inquiries regarding the Group Annuity Contract. One month prior to Closing, the Company will advise the Insurer of its proposed standard operating procedures for directing individuals to such correspondence center.

ARTICLE VIII
CONDITIONS TO OBLIGATION TO CLOSE

Section 8.1    Conditions to the Independent Fiduciary's Obligations. The Independent Fiduciary's obligation to, or to direct the Plan Trustee to, consummate the transactions contemplated hereby in connection with the Closing is subject to satisfaction or waiver (provided that the condition in Section 8.1(a) may not be waived) of the following conditions:

(a)the Independent Fiduciary shall have confirmed that the Transaction satisfies ERISA and applicable guidance, including Interpretive Bulletin 95-1, because, since the DTFA Execution Date, there has not occurred an Independent Fiduciary MAC that continues as of the Closing Date,

(b)no Order shall be in effect which prohibits the consummation of any of the transactions contemplated by this Agreement, and

(c)(i) the representations and warranties set forth in Article III and Article V (A) that are qualified by materiality shall be true and correct in all respects or (B) that are not qualified by materiality shall be true and correct in all material respects, in each case, as of the Closing Date with the same force and effect as though made on the Closing Date, (ii) each of the Company and the Insurer shall have performed and complied with its covenants and agreements hereunder through the Closing in all material respects, and (iii) the Insurer shall have received all of the Governmental Approvals set forth in Appendix 8.2(d) and identified as “Required for Closing” and the Plan shall have received all of the Governmental Approvals set forth on Appendix 8.2(e) and identified as “Required for Closing”, except, in the case of each of clauses (i)-(iii), as would not reasonably be expected to have a material adverse effect on the Independent Fiduciary's ability to perform its obligations hereunder.

Section 8.2    Conditions to the Company's Obligations. The Company's obligation to consummate the transactions contemplated hereby in connection with the Closing is subject to satisfaction or waiver by the Company of the following conditions:

(a)    the representations and warranties set forth in Article IV and Article V (i) that are qualified by materiality shall be true and correct in all respects or (ii) that are not qualified by materiality shall be true and correct in all material respects, in each case, as of the Closing Date with the same force and effect as though made on the Closing Date;

(b)    the Independent Fiduciary shall have performed and complied with its covenants hereunder through the Closing in all material respects;

(c)    the Insurer shall have performed and complied with its covenants and agreements hereunder through the Closing in all material respects;

(d)    the Insurer shall have received all of the Governmental Approvals set forth in Appendix 8.2(d) and identified as “Required For Closing”;

(e)    the Plan shall have received all material Governmental Approvals set forth in Appendix 8.2(e);

(f)    (i) no Order shall be in effect which prohibits consummation of any of the transactions contemplated by this Agreement and (ii) no Material Litigation shall have been filed or commenced and then be pending (or shall continue to be threatened to be initiated by a Governmental Authority);

(g)    the Company shall have confirmed that it may account for the transactions contemplated by this Agreement and the Ancillary Agreements as a settlement as contemplated under ASC 715;

(h)    no Transaction MAC shall have occurred and be continuing as of the Closing Date;

(i)    the Closing Final Premium calculated by the Independent Third Party (or, if applicable pursuant to Section 2.9, the Company) is less than the Closing Final Premium calculated by the Insurer [     ***       ], in each case as the Closing Final Premium is calculated by such Person on the Closing Date in accordance with Section 2.9;

(j)    each delivery contemplated by Section 2.2(b) shall have been delivered; and

(k)    the Independent Fiduciary shall have confirmed that the Transaction satisfies ERISA and applicable guidance, including Interpretive Bulletin 95-1, because, since the DTFA Execution Date, there has not occurred an Independent Fiduciary MAC that continues as of the Closing Date.

Section 8.3    Conditions to the Insurer's Obligations. The Insurer's obligation to consummate the transactions contemplated hereby in connection with the Closing are subject to satisfaction or waiver by the Insurer of the following conditions:

(a)    the representations and warranties in Article III and Article IV (A) that are qualified by materiality shall be true and correct in all respects or (B) that are not qualified by materiality shall be true and correct in all material respects, in each case, as of the Closing Date with the same force and effect as though made on the Closing Date;

(b)    the Company and the Independent Fiduciary shall have performed and complied with their respective covenants and agreements hereunder through the Closing in all material respects and all material actions that are to have been taken by any of the Plan, the Plan Trustee and the Plan Investment Fiduciary on or prior to the Closing Date in accordance with this Agreement shall have been taken;

(c)    the Plan shall have received all Governmental Approvals set forth in Appendix 8.2(e);

(d)    (i) no Order shall be in effect which prohibits consummation of any of the transactions contemplated by this Agreement and (ii) no Material Litigation shall have been filed or commenced and be currently pending (or shall continue to be threatened to be initiated by a Governmental Authority);

(e)    if the Closing has not occurred on or prior to December 3, 2012, either (i) Fidelity shall have executed and delivered the ATSA in a form that is reasonably acceptable to the Insurer, or (ii) an Alternative Arrangement shall have been effected; provided, the Insurer may not rely on the failure of this condition to its obligation to consummate the transactions contemplated hereby to be satisfied if such failure was caused by the Insurer's breach of Section 6.7; and

(f)    each delivery contemplated by Section 2.2(a) shall have been delivered.

Section 8.4    No Frustration of Closing Conditions. Neither the Independent Fiduciary, nor the Company, nor the Insurer may rely on the failure of any condition to its obligation to consummate the transactions contemplated hereby set forth in Section 8.1, 8.2 or 8.3, as the case may be, to be satisfied if such failure was caused by such Party's or its Affiliates' breach of its representations, warranties or covenants hereunder.

ARTICLE IX
INDEMNIFICATION FOR THIRD PARTY CLAIMS

Section 9.1    Indemnification by the Insurer. From and after the Closing, the Insurer will indemnify, defend and hold the Company, the Plan and their respective Affiliates, officers, directors, stockholders, employees, agents and other Representatives (each, an “Indemnified Party”) harmless from and against any and all Liabilities (in each case, including reasonable out-of-pocket expenses and reasonable fees and expenses of counsel) to the extent arising out of or relating to the portion of any action, lawsuit, proceeding, investigation, demand or other claim against the Indemnified Party by a third party (such portion being a “Third Party Claim”) that is threatened or brought against or that involves an Indemnified Party and that arises out of or relates to any failure by the Insurer to perform or comply with the terms of the Group Annuity

Contract (including the restatement of Contract 300 Article P), including making the payments in respect of the Covered Lives, Contingent Lives or Beneficiaries to be made pursuant to the Group Annuity Contract.

Section 9.2    Procedures For Indemnification Claims.

(a)Any Indemnified Party making a claim for indemnification for Third Party Claims under Section 9.1 shall notify the Insurer of each Third Party Claim in writing promptly after receiving notice of such, describing the Third Party Claim, the amount thereof (if known and quantifiable) and the basis thereof in reasonable detail; provided that, the failure to so notify the Insurer shall not relieve the Insurer of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the indemnifiable Losses to be greater than such Losses would have been had the Indemnified Party given the Insurer prompt notice hereunder.

(b)    The Insurer shall have the right at any time to assume the defense against any Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party and control the defense of such Third Party Claim, so long as the Insurer accepts without reservation (but without waiver of any rights under Section 9.2(c)) responsibility to indemnify the Indemnified Party for such Third Party Claim.

(c)    From and after the date that the Insurer has assumed and is conducting the defense of a Third Party Claim in accordance with Section 9.2(b), (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in, but not control, the defense of such Third Party Claim; (ii) the Indemnified Party may retain counsel at its sole cost and expense to control the defense of any portion of the action, lawsuit, proceeding, investigation, demand or other claim against the Indemnified Party that is not a Third Party Claim (the “Uncovered Claim”); (iii) the Insurer and the Indemnified Party shall cooperate fully with each other and any of their respective counsel in connection with the defense, negotiation or settlement of any such Third Party Claim or (if the Indemnified Party retains counsel for the Uncovered Claim) the Uncovered Claim, including providing access to any relevant books and records, properties, employees and Representatives; provided that, for avoidance of doubt, the foregoing will not require any Person to waive, or take any action which has the affect of waiving, its attorney-client privilege, attorney work-product, or any other applicable privilege with respect thereto; (iv) the Insurer shall not consent to the entry of any judgment on or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Indemnified Party (which will not be unreasonably withheld, conditioned or delayed) unless the judgment or proposed settlement involves only the payment of money damages by the Insurer and does not impose an injunction or other equitable relief upon the Indemnified Party or admit liability on the part of any Indemnified Party; (v) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Insurer (which will not be unreasonably withheld, conditioned or delayed); and (vi) the Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Uncovered Claim without the prior consent of Insurer.

(d)    If the Insurer has not assumed the defense of a Third Party Claim after notice thereof, (i) the Indemnified Party may defend against the Third Party Claim in any manner it reasonably determines to be appropriate; (ii) the Insurer shall reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses allocable to such Third Party Claim) to the extent such costs are Losses for which the Indemnified Party is entitled to indemnification hereunder; and (iii) the Insurer shall remain responsible for any costs the Indemnified Party may incur resulting from the Third Party Claim to the extent such costs are Losses for which the Indemnified Party is entitled to indemnification hereunder. If the Indemnified Party has not assumed the defense of an Uncovered Claim as contemplated by Section 9.2(c)(ii), the Insurer is not responsible in any way for any

Liabilities or Orders resulting from not responding to or defending such Uncovered Claim; provided that the Insurer's responsibility for Third Party Claims shall not be altered in any way.

Section 9.3    Claims and Payment; Treatment of Payments. On each occasion that any Indemnified Party shall be entitled to indemnification under this Article IX, the Insurer shall, at each such time, promptly pay the amount of such indemnification within ten (10) Business Days following receipt of an invoice for out-of-pocket expense, fees or other amounts for which it is liable under this Article IX. Any indemnification payments made pursuant to this Agreement shall be treated for tax purposes as an adjustment to the Final Premium, unless otherwise required by applicable Law.

ARTICLE X
TERMINATION

Section 10.1    Termination of Agreement. This Agreement may be terminated at any time prior to the Closing as provided below:

(a)by the mutual written consent of the Company and the Insurer;

(b)by (i) the Company at any time if a Company MAC exists by delivery by the Company to the other Parties of notice of termination, provided, that the Company may not exercise this termination right to the extent that a Company MAC is attributable to any of the Liquidity Actions or (ii) the Insurer at any time if an Insurer MAC exists by delivery by the Insurer to the other Parties of notice of termination, [     ***       ];

(c)by the Company if the Lump-Sum Payments have not been made prior to September 30, 2012;

(d)by the Company if the Closing has not occurred by or on December 28, 2012 (the “Outside Date”) or any state of facts or circumstances exists as a result of which there is no reasonable probability that the Closing can occur by or on the Outside Date, provided that such right to terminate this Agreement shall not be available to the Company if any failure of the Company to perform any of its obligations under this Agreement required to be performed at or prior to the Closing has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date and such action or failure to perform constitutes a breach of this Agreement;

(e)by the Company if there shall have been a misrepresentation or breach of any representation, warranty, covenant or agreement on the part of the Independent Fiduciary or Insurer contained in this Agreement such that any of the conditions set forth in Section 8.2(a), 8.2(b) or 8.2(c) would not be satisfied, and which shall not have been cured prior to twenty (20) Business Days following notice of such misrepresentation or breach to the Insurer or the Independent Fiduciary, as applicable;

(f)by the Insurer if the Closing has not occurred by or on the Outside Date or any state of facts or circumstances exists as a result of which there is no reasonable probability that the Closing can occur by or on the Outside Date, provided, that such right to terminate this Agreement shall not be available to the Insurer if any action of the Insurer or the failure of the Insurer to perform any of its obligations under this Agreement required to be performed at or prior to the Closing has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date and such action or failure to perform constitutes a breach of this Agreement;

(g)by the Insurer if there shall have been a misrepresentation or breach of any representation, warranty, covenant or agreement on the part of the Company or the Independent Fiduciary contained in this Agreement such that any of the conditions set forth in Section 8.3(a) or 8.3(b) would not be satisfied, and which shall not have been cured prior to twenty (20) Business Days following notice of such misrepresentation or breach to the Company and the Independent Fiduciary, as applicable;

(h)by the Company in the event the Closing Final Premium calculated by the Independent Third Party (or, if applicable pursuant to Section 2.9, the Company) is less than the Closing Final Premium calculated by the Insurer by more than [     ***       ], in each case as the Closing Final Premium is calculated by such Person in accordance with Section 2.9, subject to the proviso in the penultimate sentence of Section 2.9(e) or, as applicable, the proviso in the penultimate sentence of Section 2.9(f); and

(i)by the Company in the event that the Independent Third Party has not issued (A) the Initial Certification on or before the fifteenth Business Day following the DTFA Execution Date or (B) the Revised Certification on or before the tenth Business Day following the date established for delivery of the information described in the first sentence of Section 2.4(c) (or, if earlier, the tenth Business Day following the actual date of delivery of such information to the Independent Third Party).

(j)by the Company or the Insurer in the event that the trustee of the Plan who is intended to hold the Group Annuity Contract has not affirmed, on or before the twenty-fifth (25th) Business Day following the DTFA Execution Date, in a manner reasonably acceptable to the Company and the Insurer, its willingness to execute the Plan Trustee Agreement and the Company and the Insurer have not agreed upon a mutually acceptable alternative.

Section 10.2    Effect of Termination.

(a)    Survival. If this Agreement is terminated pursuant to Section 10.1, all rights and obligations of the Parties hereunder will terminate upon such termination and will become null and void, except that Section 1.1 (Definitions), Section 3.11 (No Other Representations and Warranties), Section 4.6 (No Other Representations and Warranties), Section 5.9 (No Other Representations and Warranties), Section 6.6 (Calculation [     ***       ] of Insurer RBC Ratio; Projected Parent Liquidity Position; Liquidity Requirement; Liquidity Cap), Article XI (Miscellaneous) and this Section 10.2 (Effect of Termination) will survive any such termination and no Party will otherwise have any Liability to any other Party hereunder; provided, however that nothing in this Section 10.2 will relieve any Party from Liability for any willful and material breach hereof.

(b)    TCF. If this Agreement is terminated pursuant to Section 10.1, it is the intent of the parties that all funds held in the Escrow Account shall be released from the Escrow Account and paid to the appropriate Party not later than two (2) Business Days following the effective date of termination. In furtherance of the foregoing, the Company shall, together with Insurer Parent, issue a Joint Written Direction to the Escrow Agent to release all Cash and other assets held in the Escrow Account to the Insurer within two (2) Business Days after delivery of notice of termination of this Agreement, unless (i) this Agreement is [     ***       ], (ii) this Agreement is [     ***       ], (iii) this Agreement is [     ***       ], and as of the date of such termination, any of the conditions set forth in [     ***       ], in which case [     ***       ], issue a Joint Written Direction to the Escrow Agent to [     ***       ] in the Escrow Account [     ***       ] within two (2) Business Days after the termination of this Agreement.

(c)    Termination Fee. If this Agreement is terminated pursuant to [     ***       ] the Insurer shall also pay to the Company, by wire transfer of immediately available funds, the amount of [     ***       ]

(d)    Extension.

(i)Re-Pricing Offer. The Outside Date shall be deemed to be extended to [     ***       ] if, on or before December 28, 2012, the Company delivers a request to the Insurer in writing that the Insurer deliver a Re-Pricing Offer (the “Re-Pricing Request”). In such circumstance, on or prior to January 15, 2013, the Insurer shall deliver to the Company and the Independent Fiduciary a written [     ***       ] offer (the “Re-Pricing Offer”), which shall be determined by the Insurer based on pricing methodologies that are the same as the pricing methodologies [     ***       ] used to develop the Base Annuity Premium and the Revised Base Annuity Premium, including the pricing methodologies set forth in Article II and the Procedures Manual and on the Identified CD-ROM (the “Original Pricing Methodologies”), updated to reflect the agreed methodologies and changes determined pursuant to Section 2.7(b) and Section 2.8(b), [     ***       ]:

(A)[     ***       ]

(B)[     ***       ]

(C)[     ***       ]

(D)[     ***       ]

(E)[     ***       ]

(F)[     ***       ]

(ii) Company Response. The Company and the Insurer will cooperate in good faith for a period of ten (10) Business Days to negotiate any amendments to this Agreement and the Ancillary Agreements necessary to implement the terms of the Re-Pricing Offer, and to agree upon any other open items that need to be resolved (including any administrative transition issues). The Company shall deliver a written response to the Insurer either accepting or rejecting the Re-Pricing Offer within 10 Business Days following the Insurer's delivery of the Re-Pricing Offer to the Company.

(iii)Rejection of Re-Pricing Offer. If the Company rejects the Re-Pricing Offer, then this Agreement shall immediately terminate, and such termination will be treated in the same manner as a termination by the mutual written consent of the Company and the Insurer (and, for the avoidance of doubt, the Company shall, together with the Insurer Parent, [     ***       ] (2) Business Days after the delivery of such notice of termination of this Agreement and [     ***       ]).

(iv)Acceptance of Re-Pricing Offer. If the Company accepts the Re-Pricing Offer, then the following provisions will apply:

(A)The Closing Date and the Annuity Commencement Date shall take place [     ***       ] (other than conditions that by their nature or pursuant to the terms of this Agreement are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, waiver of such conditions), or such other date as mutually agreed to by the Company and the Insurer.

(B)The Re-Pricing Offer will be used for purposes of Article II as if the DTFA Execution Date were [     ***       ] and all provisions of such Article II will apply thereafter (e.g., the

Company and the Insurer will continue the practice of calculating the Dry-Run Closing Premium on a monthly basis).

(C)During the Extension Period, [     ***       ] on or prior to December 31, 2012. For the avoidance of doubt, the [     ***       ] will (i) upon the Closing, [     ***       ] in accordance with Section 2.1(a) and (ii) upon the termination of this Agreement, [     ***       ] pursuant to this Section 10.2.

(D)For the purpose of any calculations made from and after [     ***       ], the reference to “December 31, 2012” in the definition of “Company MAC” will be deemed to be “[     ***       ]” and reference to “end of the 2012 calendar year” in the definition of “Projected RBC Ratio” will be deemed to be “[     ***       ].”

(E)The Insurer shall provide to the Company and the Independent Fiduciary the Insurer's RBC Ratio as of December 31, 2012, promptly following the date by which the Insurer prepares such RBC Ratio in the normal course of its business, which is expected to be approximately March 1, 2013, and together with a reasonably detailed explanation of the material underlying assumptions used in connection therewith.

(F)The Parties will negotiate in good faith to implement any amendments to this Agreement necessary to give effect to the Re-Pricing Proposal and the provisions of this Section 10.2(d).

(G)The terms “RBC Actions” and “Liquidity Actions”, shall, following December 31, 2012, be eliminated from this Agreement and shall not be given effect for any purposes hereunder or under the Ancillary Documents and the Company and the Insurer shall, in connection with the negotiation of the amendments to this Agreement and the Ancillary Agreements contemplated by Section 10.2(d)(ii), negotiate in good faith revised definitions of “RBC Actions” and “Liquidity Actions” with such updates and revisions as the Company and the Insurer may mutually agree upon.

ARTICLE XI
MISCELLANEOUS

Section 11.1    Expenses. Except as otherwise expressly set forth herein, each Party will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees of law firms, commercial banks, investment banks, accountants, public relations firms, experts and consultants.

Section 11.2    Entire Agreement. This Agreement and the Ancillary Agreements, constitute the entire agreement between the Parties and supersede any prior understandings, agreements or representations (whether written or oral) by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof. Notwithstanding the foregoing, the IF Engagement Letter shall not be superseded by this Agreement or the Ancillary Agreements.

Section 11.3    Amendments and Waivers. No amendment of any provision of this Agreement or the Ancillary Agreements will be valid unless the same will be in writing and signed by each party thereto, except as expressly provided herein. No waiver of any breach of this Agreement will be construed as an implied amendment or agreement to amend or modify any provision of this Agreement. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, will be valid unless the same will be in writing and signed by the Party making such waiver, nor will such waiver be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent default, misrepresentation or breach of warranty or covenant. No conditions, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement will be binding unless this Agreement is amended or modified in writing pursuant to the first sentence of this Section 11.3. Except where a specific period for action or inaction is provided herein, no delay on the part of any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof.

Section 11.4    Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties.

Section 11.5    Notices. All notices, requests, demands, claims, certifications and other communications hereunder will be in writing except as expressly provided herein. Any notice, request, demand, claim or other communication hereunder will be deemed duly given (i) when delivered personally to the recipient; (ii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), addressed as set forth below; or (iii) when transmitted, if transmitted by facsimile, with confirmation of successful transmission received by the sender, with copies provided by email, if any, to those indicated below (including the recipient):

If to the Company:	General Motors LLC
300 Renaissance Center
Detroit, MI 48265
Attention: Director, Pensions Funding,
Treasurer's Office
Email: alfred.kibe@gm.com

With a copy (which will not constitute
notice to the Company) to:

General Motors LLC
300 Renaissance Center
Detroit, MI 48265
Attention: Associate General Counsel --
Manufacturing and Labor Relations
Email: francis.s.jaworski@gm.com

If to Insurer Parent:	Prudential Financial, Inc.
280 Trumbull Street
One Commercial Plaza
Hartford, CT 06103
Attention: Phil Waldeck
Facsimile: (860) 534-2614

With a copy (which will not constitute
notice to the Insurer Parent) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Nicholas Potter
Sarah Fitts
Email: nfpotter@debevoise.com
sawfitts@debevoise.com

If to the Insurer:	Prudential Insurance Company of America
200 Wood Avenue South
Iselin, NJ 08830
Attention: Dylan Tyson
Facsimile: (732) 482-6878

With a copy (which will not constitute
notice to the Insurer) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Nicholas Potter
Sarah Fitts
Email: nfpotter@debevoise.com
sawfitts@debevoise.com

If to Independent Fiduciary:	State Street Global Advisors
One Lincoln Street
Boston, MA 02111
Attention: Denise Sisk, Managing Director
Email: denise_sisk@ssga.com

With a copy (which will not constitute
notice to the Independent Fiduciary) to:

K&L Gates LLP
K&L Gates Center
210 Sixth Avenue
Pittsburgh, PA 15222
Attention: Charles R. Smith
Email: charles.smith@klgates.com

Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner set forth in this Section 11.5.
Section 11.6    Governing Law. Except to the extent preempted by applicable Federal Law, this Agreement will be governed by, and construed in accordance with, the Laws of the State of New York, without regard to any principles of conflicts of law thereof that are not mandatorily applicable by Law and would permit or require the application of the Laws of another jurisdiction.
Section 11.7    Submission to Jurisdiction; Service of Process.

(a)Subject to Sections 2.12 and 6.6, each of the Parties irrevocably and unconditionally submits to the jurisdiction of any state or federal court, and only federal court if diversity of Parties exists, sitting in New York County, New York in any Dispute arising out of or relating to this Agreement or any Ancillary Agreement and agrees that all claims in respect of such Action may be heard and determined in any such court. Each Party also agrees not to bring any Action arising out of or relating to this Agreement or any Ancillary Agreement in any other court. Each of the Parties irrevocably and unconditionally waives any objection to personal jurisdiction, venue, and any defense of inconvenient forum to the maintenance of, any Action so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 11.5; provided, however, that nothing in this Section 11.7 will affect the right of any Party to serve legal process in any other manner permitted by Law or in equity.

(b)Notwithstanding anything to the contrary set forth herein, the Parties acknowledge and agree that in the course of any Action including any dispute resolution process pursuant to Section 2.12 or 6.6, if the Insurer or the Independent Third Party produces or otherwise disclose the Life-By-Life Information, or information from which Life-By-Life Information may be derived, to the Company, the Independent Fiduciary or their respective Affiliates or Representatives, the Company and the Independent Fiduciary shall consent to the filing of, and the Parties shall use their all reasonable efforts to move for and urge the court to adopt, a protective order implementing terms reasonably satisfactory to the Insurer to limit the disclosure of such Insurer Provided Life-by-Life Information and ensure the strictly confidential treatment thereof, including requiring such Insurer Provided Life-by-Life Information to be submitted under seal and for the return and destruction of such Insurer Provided Life-by-Life Information or copies thereof following the conclusion of any such Action, provided, that in no case will the Company be required to take any steps that would compromise the ability of the Company to prosecute or defend the Action or otherwise prejudice the Company's position (including any restrictions on the ability of Company experts to review, access and analyze any materials that the Company determines are relevant to such prosecution or defense); provided, further, that the Company and the Independent Fiduciary agree that it will not be considered unreasonable for the Insurer to seek a protective order that prevents disclosure of such information in such a way that it would be reasonably likely to become available to competitors of the Insurer or other third parties not involved in any such Action.

Section 11.8    Waivers of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING THE STANDARD TERMINATION AND THE LUMP-SUM SOLICITATION.

Section 11.9    Specific Performance. The Parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party will be entitled to an injunction or injunctions to prevent breaches of this Agreement by the breaching Party and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which such Party is entitled at law or in equity. The Parties further agree that (a) by seeking the remedies provided for in this Section 11.9, a Party will not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement (including monetary damages) if the remedies provided for in this Section 11.9 are not available or otherwise are not granted, and (b) nothing set forth in this Section 11.9 will require any Party hereto to institute any proceeding for (or limit any Party's right to institute any proceeding for) specific performance under this Section 11.9 prior or as a condition to exercising any termination right under Article X (or receipt of any amounts due pursuant to Section 10.2), nor will the commencement of any legal action or legal proceeding pursuant to this Section 11.9 or anything set forth in this Section 11.9 restrict or limit any Party's right to terminate this Agreement in accordance with the terms of Article X, or pursue any other remedies under this Agreement that may be available then or thereafter.

Section 11.10    Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provisions of this Agreement. If any of the provisions of this Agreement are be held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provisions will be limited or eliminated only to the minimum extent necessary so that this Agreement will otherwise remain in full force and effect. If any of the material provisions of this Agreement are held illegal, invalid or unenforceable, this entire Agreement shall be null and void; provided that the Parties shall seek to reform any such provisions to the greatest extent practicable to restore the original meaning, intent and application of such provisions and shall restore this Agreement to the extent they are able to replicate its terms and conditions in all material respects.

Section 11.11    No Third Party Beneficiaries. Except to the extent otherwise provided in Section 9.1 with respect to Indemnified Parties, this Agreement will not confer any rights or remedies upon any Person other than the Parties and the respective successors and permitted assigns of the foregoing.

Section 11.12    Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement or any counterpart may be executed and delivered to the recipients in Section 11.5 by electronic communications by portable document format (.pdf), each of which will be deemed an original.

Section 11.13    Survival of Representations and Warranties.

(a)    Survival. The representations and warranties of the Parties will survive the Closing until the expiry of the relevant statute of limitations for contractual claims under the Laws of the State of New York as contemplated by Section 11.6.

(b)    Exclusive Remedy. The Parties acknowledge that, except in the case of fraud or deliberate and intentional misrepresentations, after the Closing the sole and exclusive remedy of the Parties to address any Arbitration Dispute, shall be as set forth in Sections 2.10, 2.12, 2.13, 2.19, 2.21 and 2.23.

Section 11.14    Confidentiality; Intellectual Property.

(a)    It is understood that each Party has received and will receive Confidential Information from the other Parties in connection with the negotiation of this Agreement and the Ancillary Agreements as well as in previous discussions and interactions involving the matters addressed by this Agreement and the Ancillary Agreements. Except as set forth herein (including except as expressly permitted or contemplated by the other provisions of this Agreement), the Parties shall not use the Confidential Information of another disclosing Party except in connection with the performance of their respective obligations under this Agreement and shall not disclose (and shall cause their respective Representatives, Affiliates, and Affiliates' Representatives not to disclose) any Confidential Information received from another Party, the Independent Third Party or an Approved Firm, except to such receiving Party's Representatives, Affiliates, and Affiliates' Representatives, who have a need to know and have agreed to maintain the confidentiality of Confidential Information in accordance with this Section 11.14; the disclosing Party is and shall be an express third party beneficiary of such agreement by such receiving Party's Representatives, Affiliates, and Affiliates' Representatives.

(b)    Section 11.14(a) shall not apply with respect to Confidential Information that the receiving Party can demonstrate is or was:

(i)already known to such Party or its Affiliates prior to the confidential disclosure by the disclosing Party, the Independent Third Party or an Approved Firm;

(ii)independently developed by the receiving Party or its Affiliates not in violation or breach of this Agreement or any other confidentiality obligation to the disclosing Party (such as the Confidentiality Agreements or any retention agreement with a firm or professional in connection with this Agreement);

(iii)already known to the public without breach of confidence by such Party or any of its Affiliates;

(iv)received by the receiving Party from a third party without restrictions on its use in favor of the disclosing Party, whether by law or contract; or

(v)subject to prior compliance with Section 11.14(c), required to be disclosed pursuant to any applicable Law, stock exchange regulation, regulatory provision, court order, subpoena or other legal process.

(c)    Section 11.14(a) shall not apply from and after the Closing to restrict the use or disclosure by the Insurer of any Confidential Information related to Priced Lives, Annuity Payments, or the pricing or underwriting of the Group Annuity Contract, received from another disclosing Party, provided, that the Insurer shall use such Confidential Information only in compliance with all applicable Laws relating to privacy of personally identifying information. For the avoidance of doubt, this Section 11.14(c) does not apply to Confidential Information regarding the Company or the Plan (other than to the extent required in connection with the Group Annuity Contract).

(d)    Except as otherwise provided in this Agreement, if any Party, its Representatives, its Affiliates or its Affiliates' Representatives, receives a request, subpoena, demand, or order for disclosure or become required by Law or stock exchange rule or regulation to disclose any Confidential Information (a “Compelled Disclosing Party”), such Compelled Disclosing Party shall promptly, and in no case more than five (5) Business Days following receipt of such a request, subpoena, demand, or order (so long as it is legally permitted to provide such notification), notify the other Parties to afford them the opportunity to object or seek a protective order or other remedy, including a protective order requiring Confidential Information to be submitted under seal and for the return and destruction of Confidential Information or copies thereof following the conclusion of any Action, prior to the disclosure of any such Confidential Information. The Compelled Disclosing Party shall, to the extent permitted by Law, cooperate with the other Party's or Parties' efforts to obtain such protective order, at such other Party's or Parties' cost and expense. In the event that such protective order or other remedy is not sought or obtained, only that portion of Confidential Information which the Compelled Disclosing Party in good faith believes is legally required to be provided may be disclosed and such Compelled Disclosing Party shall request that appropriate confidential treatment will be accorded to such Confidential Information.

(e)    Each engagement letter between any of the Parties on the one hand and the Independent Third Party, each Approved Firm or each other professional engaged in connection with this Agreement, on the other, shall include undertakings by such professional to maintain the confidentiality of Confidential Information in accordance with this Section 11.14 and to clearly mark any reports or other work product prepared in connection with such engagement as confidential and not subject to disclosure except as permitted by this Section 11.14.

(f)    The Parties acknowledge and agree that this Section 11.14 shall supersede the Confidentiality Agreements.

(g)    Insurer is, and the other Parties acknowledge that Insurer is, the sole owner of all spreadsheets and formulas, including the methodologies in the CMA Adjustment tab, [     ***       ] Adjustment tab, PFS Adjustment tab and SCA Adjustment tab on the spreadsheets and manuals (including the Procedures Manual) on the Identified CD-ROM, and that all such materials constitute Insurer's valuable and proprietary know how. The foregoing remains true even with respect to any such materials or know how incorporated or reproduced in the work product of the Independent Third Party, the Approved Firms or any arbitrator or staff thereof or any other professional engaged in connection with this Agreement. Insurer grants the Independent Fiduciary, the Company and, pursuant to the applicable engagement letter and subject to this Section 11.14 only, the Independent Third Party, the Approved Firms or any arbitrator or staff thereof or any other professional engaged in connection with this Agreement, the limited right to use such materials solely in connection with the transactions and proceedings contemplated by this Agreement. No party having use thereof shall have any rights in connection therein except as specifically granted by the foregoing sentence.

Section 11.15    Waiver of Punitive Damages. To the fullest extent permitted by Law, and notwithstanding any other provision of this Agreement, none of the Parties shall be liable to any other Party for any punitive or exemplary damages of any nature in respect of matters arising out of this Agreement or the Ancillary Agreements, whether arising out of breach of contract, negligence, tort, strict liability or any other legal or equitable principle. The foregoing sentence will not preclude recovery of amounts claimed in Third Party Claim to the extent that claims for such amounts are subject to indemnification under this Agreement.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

GENERAL MOTORS LLC

By:	/s/ Daniel Ammann
Name: Daniel Ammann
Title: Senior Vice President and Chief Financial Officer

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Dylan Tyson
Name: Dylan Tyson
Title: Vice President, Payout Annuities

PRUDENTIAL FINANCIAL, INC.

By:	/s/ George P. Waldeck, Jr.
Name: George P. Waldeck, Jr.
Title: Second Vice President

STATE STREET BANK AND TRUST COMPANY,
Solely In Its Capacity As Independent Fiduciary of
the General Motors Retirement Plan for Salaried
Employees

By:	/s/ Denise Sisk
Name: Denise Sisk
Title: Managing Director

APPENDICES
Appendices to that certain Definitive Transaction Framework Agreement, dated as of May 30, 2012 (the “Agreement”), by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation (“Insurer Parent”), General Motors LLC, a Delaware limited liability company (the “Company”) acting in a non-fiduciary capacity as the sponsor of the General Motors Retirement Program for Salaried Employees (the “Plan”), and State Street Bank and Trust Company the independent fiduciary of the Plan (the “Independent Fiduciary”). Capitalized terms used herein and not herein defined shall derive their meaning from Section 1.1 of the Agreement.

1

Appendix 1.1-A

FORM OF GROUP ANNUITY CONTRACT

Appendix 1.1A - 1

[Prudential Logo]

The Prudential Insurance Company of America
Newark, New Jersey

Contract-Holder: [NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust]A	Plan: [Vita]A Salaried Retirement Plan
[ *** ]	Jurisdiction: New York
[Amendment]A Date: [MM DD, YYYY]E	Total Contribution Amount: [$XXX,XXX]A Adjusted Contribution Amount: [$XXX,XXX due to Prudential or Contract-Holder on an Amendment Date]A
Pages Attached: [1-XX, Transferred Assets Exhibit(s) and Annuity Exhibit(s)]A

[NAME OF TRUST BANK as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust]A	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA [200 Wood Avenue South Iselin, New Jersey 08830]B
[By:_______________________________ Title: Date:]A	[Chairman and Chief Executive Officer]B [Secretary]B Attest: _______________________________ Date:

Single-Premium Group Annuity Contract [ *** ], as provided herein, and providing for an irrevocable commitment to make Annuity Payments, subject to the provisions of this Contract. The Annuity Payments hereunder do not vary based on any gains or losses of the assets held in the Separate Account or the General Account.

Appendix 1.1A - 1

1

Provision I    Definitions; Separate Account Operations; Payment Operations

[ *** ]

[ *** ]

1.1    Definitions

In addition to other capitalized terms defined in this Contract, the following capitalized terms shall have the meanings indicated:

"Additional General Account Reserve" has the meaning assigned in Section 1.7.

“Adjusted Contribution Amount” means the net amount specified as such on the Cover Page of this Contract, payable on the Effective Date or on an Amendment Date specified on the related Cover Page.

“Aggregate Monthly Payment” means, for each month, the aggregate amount of Annuity Payments payable in respect of all Covered Lives (and, if applicable, Contingent Lives and Beneficiaries) for such month.

“Amendment Date” means the date shown on the Cover Page, and which is other than the Effective Date.

“Annuity Commencement Date” means the date the Annuity Payments commence, which shall be [MM DD, YYYY]E[specified on the Annuity Exhibits]E.

“Annuity Exhibits” means the Annuity Exhibits attached hereto setting forth the features of the Annuity Payments for each Covered Life and Contingent Life.

“Annuity Forms” means the types of annuities (and payment obligations arising thereunder) specified in Provision II.

“Annuity Payments” means, with respect to each Covered Life (and, if applicable to such Covered Life, each Contingent Life), the amount of periodic and single payments determined in accordance with Provision II of this Contract, and, with respect to any Beneficiary, the amount of any periodic and single payments owed after the death of a Covered Life or, if applicable, a Contingent Life, in each case as determined in accordance with Provision II of this Contract.

“Beneficiary” means,

(A)
during the lifetime of a Covered Life, the person shown in Prudential's records as having been designated by the Covered Life to receive (after the death of such Covered Life) any payment owing under Provision II of this Contract other than payments owed to the related Contingent Life (such related Contingent Life is not a “Beneficiary” as such term is used in this Contract); and

(B)
during the period after the death of the Covered Life and before the death of the Contingent Life, the person shown in Prudential's records as having been designated by the Contingent Life (or, in the absence of such designation, the person previously designated by the Covered Life) to receive, after the death of such Contingent Life, any payment owing under Provision II of this Contract. A Beneficiary is owed payments under this Contract after the death of a Covered Life or Contingent Life only if so provided for under the Annuity Form applicable to the Covered Life.

2

Until the death of the Covered Life (and, if the Annuity Form specifies a Contingent Life, until the death of both the Covered Life and Contingent Life) a Beneficiary is not a third-party beneficiary of this Contract and has no rights hereunder, and after such death(s) a Beneficiary has the rights of a third-party beneficiary as set forth herein. A Representative of a Beneficiary shall have the rights of a Beneficiary hereunder.

"Business Day" means any weekday on which the banks in New York City, New York are open for business. If any payment under this Contract is due and payable on a day which is not a Business Day, or if any notice or report is required to be given on a day which is not a Business Day, such payment shall be due and payable or such notice or report shall be given on the next succeeding Business Day

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Commingled Account” means the Portfolio Protected Buyout Separate Account, an insurance company separate account the assets of which are owned by Prudential. The assets of this separate account will be held by Prudential in one or more custody accounts at entities independent of Prudential that only hold assets allocated to this separate account. Following consummation of a small account conversion in accordance with Section 1.10 (“Small Account Conversion”), this commingled separate account shall hold assets supporting the payment obligations of Prudential under this Contract. Such separate account also supports Prudential's payment obligations under other group annuity contracts issued by Prudential. Each such contract obligates Prudential to make payments to the contract-holder and/or to individual covered lives, contingent covered lives and beneficiaries in amounts measured and adjusted by the life-span of such covered lives, by any lump sum amounts due and/or by the remaining portion of any period certain annuities.

“Contingent Life” means a person listed on the Annuity Exhibits as entitled to a periodic payment following the death of the Covered Life in accordance with the related Annuity Form, or such other person who a Covered Life designates after the Annuity Commencement Date as a Contingent Life, if such designation is permitted by the related Annuity Form. A Contingent Life is not a Beneficiary as such term is used in this Contract. A Contingent Life is a third-party beneficiary of this Contract and has the rights set forth herein. A Representative of a Contingent Life shall have the rights of a Contingent Life hereunder.

[ *** ]

“Contract-Holder” means the entity named as such on the Cover Page of this Contract, and any successors or assigns of such Contract-Holder as provided in Provision III.

“Covered Life” means each person listed on the Annuity Exhibits as entitled to a periodic payment specified in the Annuity Exhibits. A Covered Life is not a Contingent Life or a Beneficiary as such terms are used in this Contract. A Covered Life is a third-party beneficiary of this Contract and has the rights set forth herein. A Representative of a Covered Life shall have the rights of a Covered Life hereunder.

“Dedicated Account” means the [ *** ]F, an insurance company separate account the assets of which are owned by Prudential. This separate account may only hold assets supporting the payment obligations of Prudential under this Contract. The assets of this separate account will be held by Prudential in one or more custody accounts at entities independent of Prudential that only hold assets allocated to this separate account. After consummation of a small account conversion in accordance with Section 1.10 (“Small Account Conversion”), the assets of this separate account shall be transferred to the Commingled Account.

“Effective Date” means the date specified in Section 1.2.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

3

“Existing Contract” has the meaning assigned in Section 1.0.

“Existing Separate Account” has the meaning assigned in Section 1.0.

“Expected Data Finalization Date” means the date determined by mutual consent of the Contract-Holder and Prudential.

“General Account” means the General Account of Prudential.

[ *** ]

“Market Value,” (A) in respect of assets of a Separate Account, means the fair market value of such assets, as such fair market value is determined by Prudential in accordance with its standard procedures for establishing the market value of its assets, and (B) in respect of any portion of the Total Contribution Amount retained in the Existing Separate Account as of the Effective Date or paid to Prudential by delivery of non-cash assets acceptable to Prudential pursuant to Section 1.2 [ *** ] means the fair market value of each such asset in an amount and as of a date agreed to by Prudential and Contract-holder, as such amounts and dates are shown on the Transferred Assets Exhibit attached hereto.

“Plan” means the plan specified on the Cover Page of this Contract.

“Prudential” means The Prudential Insurance Company of America.

“Prudential's Office” means the following office of Prudential, unless Prudential provides a notice specifying another address for certain or all communications:

The Prudential Insurance Company of America
200 Wood Avenue South
Iselin, New Jersey 08830-2706
Attention: Annuity Operations

“Representative” means, with respect to persons who are a Covered Life, Contingent Life or Beneficiary, an individual or entity demonstrating to the reasonable satisfaction of Prudential that such individual or entity is duly appointed (a) as a guardian of such person (b) as a holder of powers of attorney from such person, (c) as a trustee of such person, (d) as an testamentary executor of such person's estate,(e) as being entitled to statutory subrogation rights granted to any entity created by statute or sponsored by a governmental body providing guarantees in respect of such person's right's under this Contract arising from any insolvency of Prudential; provided, that, a “Representative” does not include an assignee of the rights of such person hereunder in contravention of Provision II.

“Separate Account” means the Dedicated Account, provided that if the Commingled Account is substituted for the Dedicated Account in accordance with Section 1.10 (“Small Account Conversion”), then thereafter Separate Account means the Commingled Account. This Contract does not participate in the investment or other experience of either Separate Account.

[ *** ]

“Total Contribution Amount” means the amount specified as such on the Cover Page of this Contract.

[ *** ]

1.2    Adjusted Contribution Amount

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[ *** ]

1.3    Annuity Payments; Annuity Payment Support; Associated Withdrawals from Accounts; Termination

Upon receipt of the Adjusted Contribution Amount due on the Effective Date, Prudential agrees to pay the Annuity Payments due under this Contract and further agrees that such obligation shall be irrevocable. Prudential will confirm to the Contract-Holder its receipt of such Adjusted Contribution Amount.

[ *** ]

1.4    The Separate Accounts that Support this Contract

During the period starting on the Effective Date and ending on the earlier of (a) the consummation of a small account conversion in accordance with Section 1.10 (“Small Account Conversion”) and (b) the payment of the last Annuity Payment due under this Contract, the Dedicated Account shall be the “Separate Account” supporting Annuity Payments hereunder. After consummation of a small account conversion in accordance with Section 1.10 (“Small Account Conversion”), the Commingled Account shall be the “Separate Account” supporting Annuity Payments hereunder.

1.5    Investments Held in Separate Account; Insulation of Separate Account Assets

The Separate Account is intended to be invested primarily in investment-grade fixed income securities, but other investments are permitted, provided, however, that all investments of the Separate Account shall be invested in accordance with applicable law, regulations and regulatory approvals (for purposes of this Section, “applicable law”). Prudential will invest and reinvest the assets of the Separate Account at the time and in the amounts as Prudential determines in its discretion and in accordance with applicable law. To the extent permitted by applicable law, the investments of the Separate Account may be made without regard to any limitations otherwise imposed on the investment of assets held in the General Account or in its other separate accounts. Prudential may, with respect to any assets held in the Separate Account, delegate Prudential's investment management and/or voting rights to other entities, including institutions not affiliated with Prudential.

Prudential owns all the assets in the Separate Account. As authorized by Section 17B:28-9(c) of the New Jersey Insurance Statutes and Section 4240(a)(12) of the New York Insurance Law, (A) none of the assets held in the Dedicated Account, [ *** ] and (B) none of the assets held in the Commingled Account, [ *** ], will be chargeable with liabilities arising out of any other business of Prudential.

1.6    Payment Obligation of Prudential

Prudential will make the payments owed by it under this Contract when such payments are due. Prudential irrevocably guarantees payment of the Annuity Payments as of the Annuity Commencement Date.

1.7    Establishing Reserves; Withdrawal of Assets from the Separate Account

[ *** ]

From time to time in accordance with applicable law or regulation, Prudential will determine whether

(A)	the statutory liability that Prudential is required to hold in respect of the contractual benefits supported by such Separate Account,

is equal to or less than

5

(B)
the sum of (x) the statutory carrying value of the assets held in the Separate Account, plus (y) the reserves, if any, related to the [Separate Account Portion of the contractual benefits that have been established in the General Account and]H that are supported by assets held in the General Account. The reserves described in (y) of the preceding sentence shall herein be referred to as the “Additional General Account Reserve”.

If, on the date of determination, the amount described in clause (A) is greater than the amount described in clause (B), Prudential will establish and fund additional reserves in the General Account.

[ *** ]

A withdrawal from the Separate Account will be made on a Business Day, and the assets withdrawn will no longer be allocated to the Separate Account.

1.8    Process for Making Monthly Annuity Payments

Prudential, or its agent, will make Annuity Payments directly to each Covered Life, Contingent Life and Beneficiary starting on the Annuity Commencement Date.

1.9    Persons Entitled to Enforce this Contract against Prudential

Notwithstanding any other provision of this Contract to the contrary,

(i)
Rights of Annuitants. (a) After the Effective Date, the right of each Covered Life, Contingent Life and Beneficiary to receive an Annuity Payment determined pursuant to Provision II is enforceable by such person against Prudential, (b) after the Expected Data Finalization Date, each Covered Life, Contingent Life and Beneficiary has the right to enforce any provision of this Contract (as does the Contract-Holder) against Prudential, and (c) the rights of each Covered Life, Contingent Life and Beneficiary under the preceding subclause (b) is not diminished if the Contract-Holder ceases to exist and no successor is appointed;

(ii)
Annuitants hold Rights Exclusively. After the Expected Data Finalization Date, and except as provided in clause (iii) below, the only parties having the right to enforce any provision of this Contract against Prudential shall be each Covered Life, Contingent Life, or Beneficiary, in each case solely in the capacity of an intended third party beneficiary of the provisions specified in clause (i)(b) above; and

(iii) Rights and Duties of Contract-Holder and Prudential. (a) After the Effective Date, Contract-Holder shall have no obligation to any Covered Life, Contingent Life or Beneficiary with respect to the annuities as determined in Provision II; (b) between the Effective Date and the Expected Data Finalization Date, the Contract-Holder and Prudential shall each have the rights against and obligations to the other specified in this Contract; and (c) after the Expected Data Finalization Date, the Contract-Holder shall have the right to enforce any provision of this Contract against Prudential until the Contract-Holder ceases to exist, and Prudential shall have the right to enforce any provision of this Contract against the Contract-Holder until the Contract-Holder ceases to exist.

1.10    Small Account Conversion

If at any time the Market Value of the assets held in the Dedicated Account does not equal at least [$100 million]G, Prudential reserves the right to discontinue the Dedicated Account (such discontinuance referred to in this Section as a “Threshold Transfer”). In the event of a Threshold Transfer, without the consent of Contract-Holder, any Covered Life, Contingent Life or Beneficiary, Prudential may transfer the assets held in the Dedicated Account to the Commingled Account, subject to the receipt of all necessary consents and

6

approvals, including regulatory approvals (such as those relating to the transfer of assets in-kind from the Dedicated Account to the Commingled Account).

Provision I	Payment Terms and Conditions for Forms of Annuities

2.1    General
The amount owed by Prudential under this Contract in respect of each Covered Life (and, if applicable, Contingent Life and Beneficiary) will be determined by Prudential in accordance with the terms of this Provision II.
Prudential will apply the terms of this Provision II using the information contained in the Annuity Exhibits with respect to such Covered Life, Contingent Life, and Beneficiary, as such information is updated or corrected pursuant to this Contract. Capitalized terms used but not defined in Section 1.1 have the meanings assigned in this Provision II.
[For any Covered Life, Contingent Life or Beneficiary who is shown on the attached Annuity Exhibit as having been paid, prior to the Annuity Commencement Date, Plan benefits in excess of the amount owed under the Plan, such overpayments shall be deducted from the Annuity Payments otherwise owed to such persons pursuant to this Provision II. Nothing in the preceding sentence shall relate to misstatements of data on the Annuity Exhibits. Such misstatements are governed by Section 2.6.]D
[For any Covered Life, Contingent Life or Beneficiary who is shown on the attached Annuity Exhibit as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the Annuity Payments otherwise owed to such persons pursuant to this Provision II. Nothing in the preceding sentence shall relate to misstatements of data on the Annuity Exhibits. Such misstatements are governed by Section 2.6.]D

2.2    Definitions

The following definitions apply to this Section.

“Annuity Forms” means one of the following types of annuities:

(i) “Contingent Joint and Survivor Life Annuity” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Special Benefit Rider
Level Benefit Rider
Refund Death Benefit Rider
and

together with, in respect of such Covered Life, any of the following Option(s) in respect of such Covered Life as are specified in the Annuity Exhibits with respect to such Covered Life:

General Conversion Option

(ii)“Period Certain Annuity,” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form. No Riders or Options apply to this Annuity Form.

(iii)“Single Life and Period Certain Annuity,” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form. No Riders or Options apply to this Annuity Form.

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(iv)“ Single Life Annuity,” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Special Benefit Rider
Level Benefit Rider
Refund Death Benefit Rider

and

together with, in respect of such Covered Life, any of the following Option(s) in respect of such Covered Life as are specified in the Annuity Exhibits with respect to such Covered Life:

Post-Retirement Marriage Conversion Option
Disabled Age 55 Conversion Option

(v)“Spousal Joint and Survivor Life Annuity,” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Special Benefit Rider
Level Benefit Rider
Pop-Up Rider
Refund Death Benefit Rider
and

together with, in respect of such Covered Life, any of the following Option(s) in respect of such Covered Life as are specified in the Annuity Exhibits with respect to such Covered Life:

General Conversion Option
Disabled Age 55 Conversion Option

(vi)Window Spousal Contingent 50% or 75% Joint and Survivor Life Annuity” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Refund Death Benefit Rider

(vii) Window Single Life Annuity” means, in respect of a Covered Life, the Annuity Form having such payment terms as are specified in Section 2.3 for such Annuity Form, together with any of the following Riders in respect of such Covered Life as are specified in Annuity Exhibits:

Refund Death Benefit Rider

“Conversion Conditions” means the following:

(i) With respect to Disabled Age 55 Conversion Option,

8

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Annuity Exhibits as having a “Disabled Age 55” Conversion Option, and

(B) you demonstrate that you are age 55

(ii) With respect to the General Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Annuity Exhibits as having a “General” Conversion Option, then you must demonstrate that you meet one of the following conditions before you can exercise the option:

(B) if your Annuity Form is the Spousal Joint and Survivor Life Annuity or the Contingent Joint and Survivor Life Annuity with your spouse as Contingent Life and if you became divorced after your Original Retirement Date (as specified on the Annuity Exhibits), then you can exercise the option if you comply with the following conditions. You must provide us with a qualified domestic relations order (QDRO) in a form acceptable to us. It must provide that such Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die.

(C) if your Annuity Form is the Contingent Joint and Survivor Life Annuity, and if your Contingent Life is not your spouse, you can exercise this option only in the event of post retirement marriage or re-marriage. No waiver from your Contingent Life is required. If we request, you must provide us with satisfactory proof of the good health of the Contingent Life before the Contingent Life can be removed and a new spouse can be added (see Post-Retirement Marriage Conversion Option, below).

Note that this option is limited to the situations described above. The following are examples of situations where you cannot exercise this option.

(X) if your Annuity Form is the Spousal Joint and Survivor Life Annuity and if you have not been divorced since your Original Retirement Date, you cannot exercise this option.

(Y) if your Annuity Form is the Contingent Joint and Survivor Life Annuity, if your Contingent Life is your spouse, and if you have not been divorced since your Original Retirement Date, you cannot exercise this option.

(iii) With respect to the Post-Retirement Marriage Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Annuity Exhibits as having a “Post-Retirement Marriage” Conversion Option, and

(B) You became married for the first time, or became re-married, after [June 30, 2011]E, and

(C) You exercise this option within 18-months after such marriage or re-marriage, and

(D) You supply us with evidence of such marriage or re-marriage.

“Conversion Options” means, if the “Disabled Age 55 Conversion Option,” the “General Conversion Option,” and/or the “Post-Retirement Marriage Conversion Option” is specified in the Annuity Exhibits as applicable to a Covered Life, and if such option is attached to an Annuity Form eligible for such option, the following options may convert the benefit from one Annuity Form to another Annuity Form. A Conversion Option cannot be exercised by a Contingent Life or a Beneficiary.

9

(i)“Disabled Age 55 Conversion Option” means, if a Covered Life is specified in the Annuity Exhibits as having a “Disabled Age 55” Conversion Option (because such person retired from the Plan under a disability retirement prior to age 55) and also as receiving a distribution of one of the following Annuity Forms:

Single Life Annuity
Spousal Joint and Survivor Life Annuity

then such option is available to such Covered Life (“you” or “your”).

When you reach age 55, you may exercise this option to convert your current Annuity Form. Before your option exercise can become effective, you must satisfy the applicable Conversion Conditions. You can select your new Annuity Form from the following list. However, if you are married at the time you exercise this option, we will automatically convert your Annuity Form into a Spousal Joint and Survivor Annuity absent a qualified election.

Single Life Annuity: If you elect this Annuity Form, the pre-62+1 Pension Amount payable to you will equal the sum of two numbers. The first number equals your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Annuity Exhibits). The second number equals your Disability Temporary Annuity (if specified on the Annuity Exhibits) where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal your Disability Age 55 Post 62+1 Pension Amount (as specified in the Annuity Exhibits).

Spousal Joint and Survivor Life Annuity: If at the time of your disability, you were married and elected a Contingent Joint and Survivor Life Annuity you are not eligible to make this election at age 55. If you elect this Annuity Form, your pre-62+1 Pension Amount will equal the product obtained by multiplying two numbers and then adding a third number. The first number is your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Annuity Exhibits). The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor. The third number is any Disability Temporary Annuity specified for you on the Annuity Exhibits where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal the product obtained by multiplying two numbers. The first number is your Disability Age 55 Post 62+1 Pension Amount. The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor.

The amount we will pay your spousal Contingent Life will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you pursuant to the foregoing paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Annuity Exhibits or in our records.: (1) 65% for a Original Retirement Date on/after October 1, 1999, (2) 60 % for a Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for a Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50 % for a Original Retirement Date prior to September 1, 1964.

(ii) “General Conversion Option” means, if a Covered Life is specified in the Annuity Exhibits as having a “General” Conversion Option and also as receiving a distribution of one of the following Annuity Forms:

Spousal Joint and Survivor Life Annuity
Contingent Joint and Survivor Life Annuity

10

then such option is available to the Covered Life (“you” or “your”).

The option allows you to convert your Annuity Form into a Single Life Annuity Form. Before your option exercise can become effective, you must meet the applicable Conversion Conditions. You must also notify us using a form provided by us.

Once you exercise your option, we will not owe any money to your Contingent Life after you die.

Instead, we will increase the Covered Life Amount payable to you. If the Annuity Form is a Spousal Joint and Survivor Life Annuity form of payment, the amount of the increase will equal the Pop-Up Amount in the Annuity Exhibit. If the Annuity Form is a Contingent Joint and Survivor Life Annuity, the amount of the increase will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Annuity Exhibit. The second number is the Contingent Joint and Survivor Life Annuity Pop-Up Increase Factor. We will start paying the increased amount on the first day of the month after the exercise of your option becomes effective.

(iii) “Post-Retirement Marriage Conversion Option” means, if a Covered Life is specified in the Annuity Exhibits as having a “Post-Retirement Marriage” Conversion Option and also as receiving a distribution of the following Annuity Form:

Single Life Annuity

then such option is available to the Covered Life (“you” or “your”).

The option allows you to convert a portion of your monthly payment under a Single Life Annuity into a Spousal Joint and Survivor Annuity Form. Before your option exercise can become effective, you must meet the applicable Conversion Conditions. Also, you must notify us using a form provided by us. The effective date of the conversion is the first day of the month after the conversion is effective, but not sooner than the one-year anniversary of your marriage or re-marriage, and in any event before the 18-month anniversary of the marriage or re-marriage.

Only Part A Basic Amount (as specified in the Annuity Exhibits) may be converted. On the effective date of the conversion, we will reduce the Covered Life Amount. The amount of the reduction will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Annuity Exhibit. The second number is the Spousal Joint & Survivor Life Annuity Pop-Up Decrease Factor.

After the effective date of the conversion, and after you die, we will owe your spouse additional monthly payments. To receive such payments, your spouse must be alive when you die. We will pay the first payment on the first day of the month following your death. We will pay the last payment on the first day of the month in which such spouse dies.

The amount we will pay such spouse will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you, as reduced pursuant to the preceding paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Annuity Exhibits or in our records: (1) 65% for a Original Retirement Date on/after October 1, 1999, (2) 60 % for a Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for a Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50 % for a Original Retirement Date prior to September 1, 1964.

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“Spousal Joint & Survivor Life Annuity Pop-Up Increase Factor" is equal to (1 divided by the Spousal Joint & Survivor Life Annuity Pop-Up Decrease Factor) below minus 1

This factor is rounded to three decimal places.

"Spousal Joint & Survivor Life Annuity Pop-Up Decrease Factor" is equal to 1 minus the result of the following calculation

Calculation:

0.950 increased by 0.005 for each full year in excess of 5 years that the Contingent Life's age exceeds the Covered Life's age, with the result not to exceed 1.000

OR

0.950 decreased by 0.005 for each full year in excess of 5 years that the Contingent Life's age is less than the Covered Life's age.

This factor is rounded to three decimal places.

“Contingent Joint & Survivor Life Annuity Pop-Up Increase Factor" is equal to (1 divided by the Contingent Joint & Survivor Life Annuity Pop-Up Decrease Factor) minus 1.

Contingent Joint & Survivor Life Annuity Pop-Up Decrease Factor" is equal to 1 minus the applicable factor below:

Contingent Annuitant Option Rate Table
Full Years Contingent Annuitant Is Older (+) or Younger (-) Than Employee*	Factors to Convert Normal Form of Retirement

	To Contingent Annuitant Option

	For Indicated Percentage.**
	Payable to Contingent Annuitant
	100%	75%	50%
20 +	95.50	96.00	100.00
19 +	95.00	95.50	99.50
18 +	94.50	95.00	99.00
17 +	94.00	94.50	98.80
16 +	93.50	94.00	98.00
15 +	93.00	93.50	97.50
14 +	92.50	93.00	97.00
13 +	92.00	92.50	96.50
12 +	91.50	92.00	96.00
11 +	91.00	91.50	95.50
10 +	90.50	91.00	95.00
9 +	89.75	90.50	94.50
8 +	89.00	90.00	94.00
7 +	88.25	89.50	93.50
6 +	87.50	89.00	93.00
5 +	86.75	88.50	92.50

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4 +	86.00	88.00	92.00
3 +	85.25	87.50	91.50
2 +	84.50	87.00	91.00
1 +	83.75	86.50	90.50
0	83.00	86.00	90.00
1 --	82.25	85.50	89.50
2 --	81.50	85.00	89.00
3 --	80.75	84.50	88.50
4 --	80.00	84.00	88.00
5 --	79.25	83.50	87.50
6 --	78.50	83.00	87.00
7 --	77.75	82.50	86.50
8 --	77.00	82.00	86.00
9 --	76.25	81.50	85.50
10 --	75.50	81.00	85.00
11 --	75.00	80.50	84.50
12 --	74.50	80.00	84.00
13 --	74.00	79.50	83.50
14 --	73.50	79.00	83.00
15 --	73.00	78.50	82.50
16 --	72.50	78.00	82.00
17 --	72.00	77.50	81.50
18 --	71.50	77.00	81.00
19 --	71.00	76.50	80.50
20 --	70.50	76.00	80.00
* Actuarial reduction factors not shown will be calculated on the same basis as the factors shown.

** Other percentage levels, in 5% increments, may be elected.

“Riders” means, if the “Pop-Up Rider,” the “Special Benefit Rider,” the “Level Benefit Rider,” or the “Refund Death Benefit Rider” is specified in the Annuity Exhibits as applicable to a Covered Life or Contingent Life:

(i) “Level Benefit Rider” means, if a Covered Life is specified in the Annuity Exhibits as having a “Level Benefit Rider” or if a Contingent Life is specified in the Annuity Exhibits as having a “Level Benefit Rider,” and if the Covered Life is specified in the Annuity Exhibits as having one of the following Annuity Forms:

Contingent Joint and Survivor Life Annuity
Single Life Annuity
Spousal Joint and Survivor Life Annuity

Then the Covered Life Amount or Contingent Life Amount will be increased by $300 (as previously determined by the rules of the Plan).

(ii) “Special Benefit Rider” means, if a Covered Life is specified in the Annuity Exhibits as having a “Special Benefit Rider” or if a Contingent Life is specified in the Annuity Exhibits as having a “Special Benefit Rider” and if the Covered Life is also specified as receiving a distribution of one of the following Annuity Forms:

13

Contingent Joint and Survivor Life Annuity
Single Life Annuity
Spousal Joint and Survivor Life Annuity

Then the Covered Life Amount or Contingent Life Amount will be increased by either $76.20 or $28.00 (as previously determined by the rules of the Plan), as specified in the Annuity Exhibits.

(iii) “Pop-Up Rider” ” means, if a Covered Life is specified in the Annuity Exhibits as having a “Pop Up” Rider and also as receiving a distribution of the following Annuity Form:

Spousal Joint and Survivor Life Annuity

Then upon the death of the spousal Contingent Life, we will increase the Covered Life Amount. The amount of the increase, and the conditions to such increased payment, are specified in the related Annuity Form.

“Refund Death Benefit Rider” means, if a Covered Life is specified in the Annuity Exhibits as having a “Refund Death Benefit” Rider and also as receiving a distribution of one of the following Annuity Forms:

Contingent Joint and Survivor Life Annuity
Single Life Annuity
Spousal Joint and Survivor Life Annuity
Window Spousal Contingent 50% or 75% Joint and Survivor Life Annuity
Window Single Life Annuity

Then a death benefit may be payable to the designated Beneficiary, as provided in the provided in the related Annuity Form.

“We” and “us” means The Prudential Insurance Company of America.

2.3    Annuity Forms

(i) “Contingent Joint and Survivor Life Annuity with or without Refund Death Benefit Rider, and/or Special Benefit Rider and/or Level Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Contingent Life - J&S” Annuity Form with or without a “Refund Death Benefit Rider,” and/or a “Special Benefit Rider” and/or a “Level Benefit Rider,” respectively. “You” and “your” refers to each such Covered Life:

If the Annuity Exhibits specify that you have a Conversion Option to cancel this Annuity Form and a qualified domestic relations order does not provide otherwise, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We will make monthly payments on the first day of each month. We owe the first monthly payment on the Annuity Commencement Date. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Annuity Exhibits) is alive when you die. We

14

will pay the first payment on the first day of the month following your death. Later monthly payments will be made on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Annuity Exhibits) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Annuity Exhibits) paid by us after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order).

For a Contingent Joint and Survivor Life Annuity, the following amounts, names, or values are also specified in the Annuity Exhibits:

“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”).

If you are younger than 62+1, the Covered Life Amount equals the “Pre-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life.

If you are older than 62+1, the Covered Life Amount equals the “Post-62+1 Pension Amount” amount specified in the Annuity Exhibit for such Covered Life.

If you have a Special Benefit Rider (as specified in the Annuity Exhibits), then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on the first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. The amount of the increase will be the amount specified as the “Special Benefit” in the Annuity Exhibits. During your lifetime, your Contingent Life will not receive the benefits of any Special Benefit Rider that he or she may have. Such benefits start after your death.

If you have a Level Benefit Rider (as specified in the Annuity Exhibits), then the “Covered Life Amount” will be increased by Three Hundred Dollars ($300.000) after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider. If your Contingent Life has a Level Benefit rider, we only owe the related payments after you die.

If a portion of your Pre 62+1 Covered Life Amount is attributable to “Disability Temporary Benefits” as specified in the Annuity Exhibits, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

“Contingent Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Contingent Life Amount.”

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If your Contingent Life is your spouse and has a Special Benefit Rider, then the “Contingent Life Amount” will be increased for payments owed after his or her sixty-fifth (65th) birthday. The increase will start on first day of the month after such 65th birthday. If such birthday falls on the first day of a month, the increase will start on that day. The amount of the increase will be the amount specified as the “Special Benefit” in the Annuity Exhibits.

If your Contingent Life has a Level Benefit Rider, then the “Contingent Life Amount” will be increased by Three Hundred Dollars ($300.000) for payments owed after his or her sixty-fifth (65th) birthday. The increase will start on first day of the month after such 65th birthday. If such birthday falls on the first day of a month, the increase will start on that day.

(ii) “Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Period Certain Only” Annuity Form. “You” and “your” refers to each such Covered Life.

We will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly on the first day of each month. The total number of monthly payments will equal the Guaranteed Number of Payments specified for you in the Annuity Exhibits. Once such Guaranteed Number of Payments has been paid, no further payments are due.

If you die after the Annuity Commencement Date, we will determine the number of monthly payments we made to you after the Annuity Commencement Date. If the number payment made is less than such Guaranteed Number of Payments, then we will pay the Covered Life Amount to the designated Beneficiary for your Annuity Form. These payments to such Beneficiary will stop when the total number of payments to you, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Covered Life Amount.”

(iii) “Single Life and Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Life & Period Certain”. “You” and “your” refers to each such Covered Life.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

We will then compare the number of monthly payments we make to you after the Annuity Commencement Date to the Guaranteed Number of Payments specified for you in the Annuity Exhibits. If the number of monthly payments is less than such guaranteed number, we will pay make additional payments to the designated Beneficiary for your Annuity Form. These payments will stop when the total number of payments to you, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Covered Life Amount.”

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(iv) “Single Life Annuity with or without Special Benefit Rider, and/ or Level Benefit Rider and/or Refund Death Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Life Only” Annuity Form with or without a “Special Benefit Rider,” and/or a “Level Benefit Rider,” and/or a “Refund Death Benefit Rider,” respectively. “You” and “your” refers to each such Covered Life.

We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

If the Annuity Exhibits specify that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After you die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Annuity Exhibits) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Annuity Exhibits) paid by us after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order).

For a Single Life Annuity, the following amounts, names, or values are also specified in the Annuity Exhibits:

“Covered Life Amount” depends on whether you are younger or older than sixty-two years and one month (“62 + 1”).

If you are younger than 62+1, the Covered Life Amount equals the “Pre-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life.

If you are older than 62+1, the Covered Life Amount equals the “Post-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. The amount of the increase will be the amount specified as the “Special Benefit.” in the Annuity Exhibits.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased by Three Hundred Dollars ($300.000) after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day.

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If a portion of your Pre 62+1 Covered Life Amount is attributable to “Disability Temporary Benefits” as specified in the Annuity Exhibits, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

The Annuity Exhibits may specify that there is a Contingent Life corresponding to you and that the Contingent Life is eligible for a Level Benefit Rider. If so, after you die, we may owe additional monthly payments. We will owe additional monthly payments if and when two conditions are met. The Contingent Life must be alive when you die. The Contingent Life must be older than sixty-five (65) years. If such conditions are met we will pay the first payment on the first day of the month following your death. Later monthly payments will be made on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the $300.00.

(v) “Spousal Joint and Survivor Life Annuity with or without a Special Benefit Rider, and/or a Level Benefit Rider and/or a Pop-Up Rider and/or a Refund Death Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Spousal - J&S” Annuity Form with or without a “Special Benefit Rider,” and/or a “Level Benefit Rider,” and/or a “Pop-Up” Rider and/or a “Refund Death Benefit Rider,” respectively. “You” and “your” refers to each such Covered Life:

We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

If the Annuity Exhibits specify that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Annuity Exhibits) is your spouse and is alive when you die. We will pay the first payment on the first day of the month following your death. We will pay subsequent monthly on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Annuity Exhibits) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Annuity Exhibits) paid by us after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order).

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For a Spousal Joint and Survivor Life Annuity, the following amounts, names, or values are also specified in the Annuity Exhibits:

“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”).

If you are younger than 62+1, the Covered Life Amount equals the “Pre-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life.

If you are older than 62+1, the Covered Life Amount equals the “Post-62+1 Pension Amount” specified in the Annuity Exhibit for such Covered Life.

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. The amount of the increase will be the amount specified as the “Special Benefit” in the Annuity Exhibits. During your lifetime, we do not owe your Contingent Life any benefits under the Special Benefit Rider. If your Contingent Life has a Special Benefit rider, we only owe the related payments after you die.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased by Three Hundred Dollars ($300.000) after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider. If your Contingent Life has a Level Benefit rider, we only owe the related payments after you die.

If you have a Pop-Up Rider, and if your Contingent Life dies after the Annuity Commencement Date and before you die, then we will increase the “Covered Life Amount.” You must first provide us acceptable evidence that such Contingent Life died. We will pay the increase starting in the month following the month of your Contingent Life's death. The amount of the increase will equal the Pop-Up Amount specified for you in the Annuity Exhibits. If the Annuity Exhibits misstate the age of your Contingent Life, then we will re-calculate the Pop-Up Amount. The corrected Pop-Up Amount will equal the Part A Basic Amount specified for such person in the Annuity Exhibits multiplied by the Spousal Joint and Survivor Life Annuity Pop-Up Increase Factor.

If a portion of your Pre 62+1 Covered Life Amount is attributable to a “Disability Temporary Amount” as specified in the Annuity Exhibits, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you

“Contingent Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Contingent Life Amount.”

If your Contingent Life has a Special Benefit Rider, then the “Contingent Life Amount” will be increased for payments owed after his or her sixty-fifth (65th) birthday. The increase will start on first day of the month after such 65th birthday. If such birthday falls on the first day of a month, the increase will start on that day.

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The amount of the increase will be the amount specified as the “Special Benefit” in the Annuity Exhibits.

If your Contingent Life has a Level Benefit Rider, then the “Contingent Life Amount” will be increased by Three Hundred Dollars ($300.000) for payments owed after his or her sixty-fifth (65th) birthday. The increase will start on first day of the month after such 65th birthday. If such birthday falls on the first day of a month, the increase will start on that day.

(vi) “Window Spousal 50% or 75% Joint and Survivor Life Annuity with or without a Refund Death Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Window Spousal Joint 50/75 Annuity” Annuity Form with or without a “Refund Death Benefit Rider.”. “You” and “your” refers to each such Covered Life:

We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Annuity Exhibits) is your spouse and is alive when you die. We will pay the first payment on the first day of the month following your death. We will pay subsequent monthly on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Annuity Exhibits) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Annuity Exhibits) paid by us after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order).

“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Covered Life Amount.”

“Contingent Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Contingent Life Amount.”

(vii) “Window Single Life Annuity with or without a Refund Death Benefit Rider” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Window Single Life Annuity” Annuity Form with or without a “Refund Death Benefit Rider”. “You” and “your” refers to each such Covered Life:

We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

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During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After you die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Annuity Exhibits) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Annuity Exhibits) paid by us after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order).

“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for your Annuity Form as the “Covered Life Amount.”

2.4    Limitation on Assignment

Except as expressly provided in this Provision II, no Covered Life, Contingent Life or Beneficiary may (i) assign, pledge or otherwise transfer his or her rights hereunder, or (ii) enter into a transaction in which one or more Annuity Payments are anticipated or accelerated, or (iii) use a Representative to effectuate any transaction described in clause (i) or (ii). Any attempt to enter into any transaction described in clauses (i) through (iii) shall be void at the outset of such attempt. Also, to the maximum extent permitted by law, no Annuity Payment is subject to the claims of a creditor. For the avoidance of doubt, compliance with the terms of a domestic relations order meeting the requirement of this Provision II will not be considered to be an impermissible transaction or claim hereunder.

2.5    Proof of Continued Existence; Escheatment of Unpaid Amounts

As a condition to making any Annuity Payment arising from an Annuity Form dependent upon the continued existence of a Covered Life or Contingent Life (or Beneficiary), Prudential may require the receipt of evidence satisfactory to it that such person is alive and no such payment is owed under this Contract unless and until Prudential receives such evidence.

Prudential may pay a Representative of a Covered Life, Contingent Life or Beneficiary amounts otherwise owing to such Covered Life, Contingent Life or Beneficiary upon submission of evidence satisfactory to Prudential of the authority of such Representative.

After the period of time prescribed by applicable state law, any payments under a period certain annuity form or lump sum payment owed by Prudential which has not been claimed by a Covered Life, Contingent Life or Beneficiary (or such person's Representative) may be considered abandoned or escheatable property. In such case, Prudential will follow the laws applicable to the disposition of any such payment obligations. Any payments made to the state under such circumstances will relieve Prudential of all further obligations under this Contract with respect to such amounts.

2.6    Misstatements

With respect to Annuity Payments owed by Prudential, the parties shall endeavor between the Effective Date and the Expected Data Finalization Date to agree to an equitable adjustment of the Total Contribution Amount caused by misstatements of the age, sex, applicable Annuity Form, benefit amount or any other

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fact relevant to determining the amount of Annuity Payment owed to a Covered Life, Contingent Life (or, if applicable, Beneficiary) (as used in this Section, a “data misstatement”).

After the Expected Data Finalization Date, if the Annuity Exhibits (as updated through the Expected Data Finalization Date to reflect data reviews conducted between the Effective Date and the Expected Data Finalization Date) contain a data misstatement with respect to the date of birth, date of death, or sex of any Covered Life or Contingent Life (and of any Beneficiary, if applicable),

(I)
then Prudential will not have the right to reduce any Annuity Payment below the Annuity Payment calculated using the information concerning date of birth, date of death and sex contained in such updated Annuity Exhibits; and

(II)
then Prudential will not have the obligation to increase any Annuity Payment above the Annuity Payment calculated using the information concerning date of birth, date of death and sex contained in such updated Annuity Exhibits.

Notwithstanding the above, after the Annuity Commencement Date, determinations by Prudential under Provision II in connection with each of the following will reflect any corrections of date of birth or date of death of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), provided to and verified by Prudential after the Annuity Commencement Date: (1) a conversion from one Annuity Form to another Annuity Form, (2) an increase in the Covered Life Amount based on the attainment of a certain age and (3) a decrease in the Covered Life Amount based on the attainment of a certain age.

After the Expected Data Finalization Date, if the Annuity Exhibits (as updated through the Expected Data Finalization Date to reflect data reviews conducted between the Effective Date and the Expected Data Finalization Date) contain any data misstatement not relating to the date of birth, date of death, or sex of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), then Prudential will adjust the Annuity Payment using the following process:

(a)
Prudential will determine the portion of the Total Contribution Amount allocated to such Covered Life, Contingent Life and/or Beneficiary. The Annuity Payment owed by Prudential in respect of such person(s) will be increased or decreased to equal the amount that could have been purchased for such person(s) using the premium paid for such person(s), assuming that such misstatement had not occurred. Also, Prudential will not change the date of the first monthly payment.

(i)
If the corrected Annuity Payment is less than the Annuity Payment calculated using the misstated information, then the Annuity Payment will be decreased to the amount calculated pursuant to subsection (a). Prudential may reduce future Annuity Payments further by amounts previously overpaid by Prudential to such person(s).

(ii)
If the corrected Annuity Payment is more than the Annuity Payment calculated using the misstated information, then the Annuity Payment will be increased to the amount calculated pursuant to subsection (a). Prudential will further pay the amount of the underpayments by Prudential in one of the next two Annuity Payments due with respect to such person.

(b)
In addition to changing the amount of Annuity Payments, the adjustments made pursuant to this Section may change other important terms of payment. For example, the Annuity Form for such person may change. The percentage of a Covered Life's Annuity Payment that is payable to a Contingent Life may change. Whether there is any Contingent Life entitled to receive an Annuity Payment may change. All adjustments made pursuant to this Section will be binding upon any person affected thereby.

2.7    Concerning Beneficiaries and Contingent Annuitants

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A Covered Life (or, following the death of a Covered Life, a Contingent Life) may designate and re-designate a Beneficiary from time to time in such manner that is specified by Prudential and that is in accordance with such related Annuity Form. If there is no designated Beneficiary shown in Prudential's records when a payment is payable to a Beneficiary under the terms of this Contract, payment will be made to a Representative.

If and to the extent provided in this Provision II, but subject to the conditions specified in this Provision II, a Covered Life may designate and re-designate another person as his or her Contingent Life without the consent of such Contingent Life.

The parties agree with each other that the acceptability of such designations and re-designations of Beneficiaries and Contingent Lives will meet the requirements of ERISA as applied to employee benefit plan participants in effect from time to time, and shall keep their records accordingly. Such designations or re-designations shall become effective, with respect to the designation of a Contingent Life, as provided in Sections 2.2 (“Definitions”) and Section 2.3 (“Annuity Forms”). Such designations or re-designations shall become effective, with respect to the designation of a Beneficiary, on the date when the Change in Beneficiary Form is signed by the Covered Life or Contingent Life; provided that no such Change in Beneficiary Form shall be effective with respect to any action taken by Prudential prior to the receipt of such form at Prudential's Office.

Prudential, in determining the existence, identity, ages, or any other facts relating to any relatives of any Covered Life (or Contingent Life) or any persons designated as Beneficiaries, either as a class or otherwise, may rely solely on any affidavit or other evidence deemed satisfactory by it.

During the period when it is maintaining such records, Prudential will furnish an acknowledgment to the Covered Life or Contingent Life of the acceptance of any such designation or re-designation.

Any payment made by Prudential in reliance thereon will, to the extent of such payment, be a valid discharge of its obligation under this Contract.

2.8    Concerning Domestic Relations Orders

If after the Annuity Commencement Date an Annuity Payment is subject to a domestic relations order, no adjustments or payments to a Covered Life, Contingent Life or to any other alternate payee will become payable until (i) Prudential has so received any such domestic relations order, (ii) Prudential has so approved the domestic relations order, and (iii) Prudential has received a copy of the domestic relations order after it has been qualified or Prudential has so qualified the domestic relations order. Any such Annuity Payment adjustment will take effect when entered upon Prudential's records. The parties agree with each other that acceptable domestic relations orders shall meet the requirements of ERISA as applied to employee benefit plan participants in effect from time to time, and shall keep their records accordingly.

2.9    Substitute Payee

Prudential may discharge its obligation to a Covered Life, Contingent Life or Beneficiary hereunder by making payments to such person's Representative.

2.10    Certificates

Upon receipt of applicable regulatory approvals, Prudential will issue an annuity certificate with respect to each Covered Life (and, if receiving Annuity Payments on the date of issuance of annuity certificates, Contingent Life and Beneficiary). Each such certificate will set forth in substance the payments to which such Covered Life, Contingent Life and Beneficiary is entitled under this Contract. Also, Prudential may issue a substitute annuity certificate to correct errors contained in the previously issued certificate, whereupon the erroneously issued annuity certificate shall be null and void.

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Each such certificate shall provide that only the Covered Live (and, as applicable, a Contingent Life and Beneficiary) has the right to Annuity Payments under this Contract, and that such right to Annuity Payments is enforceable by the certificate-holder solely against Prudential and against no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof. Each certificate shall describe the consequences of any data misstatements, including Prudential's rights and obligations relating to such data misstatements.

2.11    Reliance on Records; Correction of Errors

Until the Expected Data Finalization Date, Prudential will receive from the Plan or its agent the information which Prudential may reasonably require for the administration of this Contract. If Prudential does not receive all such information, Prudential will seek such information from the relevant Covered Life, Contingent Life or Beneficiary. Prudential may hold Annuity Payments if it lacks the information necessary to process such Annuity Payment or if processing such payment is contrary to applicable law.

Prudential will maintain the records necessary for its administration of this Contract. Such records will be prepared using the information furnished to it pursuant to this Contract and will constitute prima facie evidence as to the truth of the information recorded thereon. However, Prudential reserves the right to correct its records to eliminate erroneous information furnished to it and to reflect information it gathers reasonably believed by it to be reliable. Prudential may assume the accuracy of the records kept by or on behalf of the Plan in connection with Covered Lives, Contingent Lives and Beneficiaries. Any payment made by Prudential in reliance on such records shall be a valid discharge of its obligation under this Contract.

2.12    [Deductions from Annuity Payments

A Covered Life (or a Contingent Life) may request in writing in a manner specified by Prudential that Prudential deduct a specified amount each month from the amounts payable by Prudential to such Covered Life (or Contingent Life) to be applied for payment of the annuitant's health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by Prudential of such a request, the amount specified in such request shall, subject to the consent of Prudential, be so deducted each month until receipt by Prudential of a request (in a manner specified by Prudential) from the Covered Life (or Contingent Life) that such deductions cease. The amount so deducted each month shall be transferred on behalf of such Covered Life (or Contingent Life) as specified in the request for such deductions in full settlement of all obligations of Prudential under this Contract with respect to the amount so transferred. Deductions by Prudential on behalf of a Covered Life (or a Contingent Life) will begin or cease, as the case may be, no earlier than the Annuity Payment that is due at least 30 days following Prudential's receipt of such request to begin or cease deductions for that Covered Life (or Contingent Life).]D

Provision III    General Terms

3.1    Communications

All communications to Prudential regarding this Contract shall be addressed to Prudential's Office.

Communications to Contract-Holder will be addressed as shown in our records, as updated from time to time on Prudential's records based on notice provided by the Contract-Holder to Prudential.

All communications to Contract-Holder or Prudential will be in writing.

3.2    Currency; Payments

24

All moneys, whether payable to or by Prudential, shall be in lawful money of the United States of America. Dollars and cents refer to lawful currency of the United States of America. Payments owed to Prudential or to Contract-Holder shall be made pursuant to agreed procedures and wire instructions.

3.3    Contract-Holder

Prudential will be entitled to rely on any action taken or omitted by or on behalf of Contract-Holder pursuant to the terms of this Contract and shall not be required to obtain consents of any other person or organization with an interest in the Plan, except as provided in Section 1.9 (“Persons Entitled to Enforce this Contract against Prudential”). Until the Expected Data Finalization Date, Prudential is entitled to rely on the Contract-Holder (or its representative) in connection with Prudential's administration of this Contract. If the Contract-Holder notifies Prudential that it will cease to exist or cease to perform the duties of the Contract-Holder hereunder and no successor Contract-Holder is appointed by the Contract-Holder, the Contract-Holder will thereafter have no rights or obligations under this Contract, provided, however, that this Contract nevertheless shall remain irrevocable and in full force and effect in accordance with its terms, and not subject to amendment or modification except as otherwise provided herein, it being acknowledged and understood that the intended third-party beneficiary rights of each Covered Life, Contingent Life and Beneficiary hereunder shall survive until the date on which there ceases to be any further Annuity Payments payable in accordance with the terms of this Contract.

3.4    No Implied Waiver

Except as expressly provided herein, any party's failure to insist in any one or more instances upon strict performance by any other party of any of the terms of this Contract shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

3.5    Changes

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, Prudential may change this Contract, including the terms of Provision II and the certificates issued hereunder, without the consent of any Covered Life, Contingent Life or Beneficiary solely to, and only as strictly necessary to, satisfy such requirements.

In addition, this Contract may be changed at any time or times by agreement between Prudential and Contract-Holder; provided that any such agreement not related to a data misstatement that changes the amount of the Annuity Payment owed to a Covered Life, Contingent Life will require the consent of such person. If the Contract-Holder ceases to exist and no successor Contract-Holder is appointed, this Contract may not be changed at any time by Prudential except as provided in this Section.

3.6    Entire Contract - Construction

This Contract constitutes the entire agreement between Contract-Holder and Prudential solely with respect to the Annuity Payments owed to each Covered Life, Contingent Life and Beneficiary under this Contract, and supersedes all prior agreements and understandings, both oral and written, between Contract-Holder and Prudential solely with respect to such Annuity Payments.

This Contract will be construed according to the laws of the jurisdiction set forth on the Cover Page without regard to the principles of conflicts of laws thereof except to the extent that those laws have been preempted by the laws of the United States of America.

3.7    Third Party Beneficiaries:

Except as expressly set forth in Section 1.9 (“Persons Entitled to Enforce this Contract against Prudential”) and in the definitions of “Covered Life,” “Contingent Life,” “Beneficiary,” this Contract does not and is not

25

intended to confer any rights or remedies upon any person other than Contract-Holder and Prudential and their respective successors and permitted assigns.

26

Date: [MM DD, YYYY]E
Transferred Assets Exhibit

[Listing and Reconciliation of Assets Transferred and Retained in Respect of Total Contribution Amount and Adjusted Contribution Amounts Owed]1

27

Appendix 1.1-B

FORM OF GA-300 TRUE-UP AMENDMENT

Appendix 1.1B - 1

[Prudential Logo]

AMENDMENT ("Amendment")

OF

[ *** ]

WHEREAS:

1.	The Contract-Holder and Prudential entered into the Contract effective as of [MM DD, 2012]B (the “Effective Date”) [and amended on _____________]B (the “Contract”)

2.
Prudential has acknowledged receipt of cash, securities and other non-cash assets as payment of the Adjusted Contribution Amount specified on the Cover Page of the Contract. Each such non-cash asset (together with the cash paid) is shown on the Transferred Assets Exhibit(s) attached to the Contract. In addition, Annuity Exhibit(s) are attached to the Contract which set forth the payments owed by Prudential under the Contract.

3.
It is the desire of Contract-Holder and Prudential to amend the Contract to reflect corrections and/or updates to the Total Contribution Amount, the Adjusted Contribution Amount, the Transferred Assets Exhibit(s) and/or the Annuity Exhibit(s).

THEREFORE, PRUDENTIAL AND THE CONTRACT-HOLDER AGREE AS FOLLOWS:

[1.]
Prudential and Contract-Holder agree that the [Cover Page]D [the Transferred Assets Exhibit]D [and the Annuity Exhibits]D as constituted immediately prior to this amendment are hereby replaced by the attached [Cover Page]D, [Transferred Assets Exhibits]D [and Annuity Exhibits]D.

[2.]
[[As specified in the amended Cover Page and Transferred Assets Exhibits, on the Amendment Date]D Prudential shall promptly transfer to the Contract-Holder (or an entity designated by it) any non-cash assets (together with any cash) shown as owing to Contract-Holder as an Adjusted Contribution Amount. ]C

[ *** ]

Appendix 1.1B - 2

[3.]	[The following paragraph shall be added as the second-to-last paragraph of Section 1.2 of the Contract:

[ *** ]

[4.]	[The following paragraph shall be added as the last paragraph of section 1.2 of the Contract:

[ *** ]

[6]
After giving effect to this Amendment, references in the Contract to “Contract” shall mean the Contract as amended by this Amendment [and references to the “Transferred Assets Exhibit” shall mean the Transferred Assets Exhibit attached to this Amendment]D [and references to the “Annuity Exhibit” shall mean the Annuity Exhibit attached to this Amendment]D [and references to “Cover Page” shall mean the Cover Page attached to this Amendment. ]D

[NAME OF TRUST BANK as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:_____________________________________________	By:________________________________________
Title:	Title:
Date:____________________________________________	Date:____________________________________________

Appendix 1.1B - 3

Appendix 1.2
PRICED LIVES
Reference is made to the Excel spreadsheet titled “Appendix 1-2 Priced Lives 2012 5 9 VITA DTFA.xlsx”, uploaded by the Insurer to the RR Donnelly Venue Virtue Data Room, Project Name Vita Commercial Diligence at 6:41p.m. New York City time on May 29, 2012 and contained on the Identified CD-ROM.

Appendix 1.2 - 1

Appendix 1.3E

FORM OF ANNUITY CERTIFICATES

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust]A

[Name of Plan: ] A	[Vita Salaried Retirement Plan]A

Group Annuity Contract Number:	[Article P of GA-300] A

Form of Annuity:	Single Life Annuity

Annuity Riders:	[Special Benefit Rider Level Benefit Rider Refund Death Benefit Rider None] A

Conversion Options:	[Post-Retirement Marriage Conversion Option Disabled Age 55 Conversion Option None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

[Covered Life Amount: ] A	[See “Payment Terms” Provision ] A

[Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Maximum Refund Death Benefit: ] A	[$XXX.XX] A

[Beneficiary(ies): ] A	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

Appendix 1.3 - 1

[Part A Basic Benefit: ] A	[$XXX.XX] A

[Pre 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Contingent Life: ] A	[Contingent Life Name] A

[Contingent Life's Sex and Date of Birth: ] A	[Male/Female, Date] A

[Contingent Life Level Rider Eligibility] A	[Yes/No] A

[Disability Temporary Benefit] A	[$XXX.XX] A

[Disability Age 55 Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Disability Age 55 Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Special Benefit Amount] A	[$XXX.XX] A

[Level Benefit Amount] A	[$XXX.XX subject to stated limitations] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

Appendix 1.3 - 2

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due. We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Single Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Special Benefit Rider
Level Benefit Rider
Refund Death Benefit Rider
and

together with any of the following Option(s) if specified in the Table of Information:

Post-Retirement Marriage Conversion Option
Disabled Age 55 Conversion Option

If the Table of Information specifies that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your “Covered Life Amount”. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After you die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Table of Information) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Table of Information) paid by us after the Annuity Commencement Date to you (or to any related alternate payee, arising, for example, from a domestic relations order).

The following amounts, names, or values apply to your Single Life Annuity:

“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”).

Appendix 1.3 - 3

If you are younger than 62+1, the Covered Life Amount equals the “Pre 62+1 Pension Amount” specified in the Table of Information.

If you are older than 62+1, the Covered Life Amount equals the “Post 62+1 Pension Amount” specified in the Table of Information.

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Table of Information.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased by Three Hundred Dollars ($300.00) after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider.

The Table of Information may specify that there is a Contingent Life corresponding to you and that the Contingent Life is eligible for a Level Benefit Rider. If so, after you die, we may owe additional monthly payments. We will owe additional monthly payments if and when two conditions are met. The Contingent Life must be alive when you die. The Contingent Life must be older than sixty-five (65) years. If such conditions are met we will pay the first payment on the first day of the month following your death. Later monthly payments will be made on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the $300.00.

If a portion of your Pre 62+1 Covered Life Amount is attributable to a “Disability Temporary Amount” as specified in the Table of Information, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

Terms relating to Conversion Conditions. If no Conversion Options are identified for you on the Table of Information, then the following Conversion Conditions do not apply to you. If the Table of Information shows that Conversion Options apply, then the following Conversion Conditions apply to you.

“Conversion Conditions” means the following:

(i) With respect to Disabled Age 55 Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “Disabled Age 55” Conversion Option, and

(B) you demonstrate that your age is 55 years.

(ii) With respect to the Post-Retirement Marriage Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “Post-Retirement Marriage” Conversion Option, and

(B) You became married for the first time, or became re-married, after June 30, 2011, and

(C) You exercise this option within 18-months after such marriage or re-marriage, and

(D) You supply us with evidence of such marriage or re-marriage.

“Conversion Options” means, if the “Disabled Age 55 Conversion Option,” and/or the “Post-Retirement Marriage Conversion Option,” is specified in the Table of Information as applicable to you, and if such option is attached to an Annuity Form eligible for such option, the following options may convert the benefit from one Annuity Form to another Annuity Form. A Conversion Option cannot be exercised by a Contingent Life or a Beneficiary.

Appendix 1.3 - 4

(i)“Disabled Age 55 Conversion Option” means, if you are specified in the Table of Information as having a “Disabled Age 55” Conversion Option (because such person retired from the Plan under a disability retirement prior to age 55) and also as receiving a distribution of one of the following Annuity Forms:

Single Life Annuity
Spousal Joint and Survivor Annuity

then such option is available to such Covered Life (“you” or “your”).

When you reach age 55, you may exercise this option to convert your current Annuity Form. Before your option exercise can become effective, you must satisfy the applicable Conversion Conditions. You can select your new Annuity Form from the following list. However, if you are married at the time you exercise this option, we will automatically convert your Annuity Form into a Spousal Joint and Survivor Annuity absent a qualified election.

Single Life Annuity: If you elect this Annuity Form, the pre-62+1 Pension Amount payable to you will equal the sum of two numbers. The first number equals your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Table of Information). The second number equals your Disability Temporary Annuity (if specified on the Table of Information) where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal your Disability Age 55 Post 62+1 Pension Amount (as specified in the Table of Information).

Spousal Joint and Survivor Life Annuity: If at the time of your disability, you were married and elected a Contingent Joint and Survivor Life Annuity you are not eligible to make this election at age 55. If you elect this Annuity Form, your pre-62+1 Pension Amount will equal the product obtained by multiplying two numbers and then adding a third number. The first number is your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Table of Information). The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor. The third number is any Disability Temporary Annuity specified for you on the Table of Information where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal the product obtained by multiplying two numbers. The first number is your Disability Age 55 Post 62+1 Pension Amount. The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor.

The amount we will pay your spousal Contingent Life will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you pursuant to the foregoing paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Table of Information or in our records: (1) 65% for an Original Retirement Date on/after October 1, 1999, (2) 60 % for an Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for an Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50 % for an Original Retirement Date prior to September 1, 1964.

(ii) “Post-Retirement Marriage Conversion Option” means, if a Covered Life is specified in the Table of Information as having a “Post-Retirement Marriage” Conversion Option and also as receiving a distribution of the following Annuity Form:

Single Life Annuity

then such option is available to the Covered Life (“you” or “your”).

The option allows you to convert a portion of your monthly payment under a Single Life Annuity into a Spousal Joint and Survivor Annuity Form. Before your option exercise can become effective, you must meet the applicable Conversion Conditions. Also, you must notify us using a form provided by us. The effective date of the conversion is the first day of the month after the conversion is effective, but not sooner than the one-year anniversary of your marriage or re-marriage, and in any event before the 18-month anniversary of the marriage or re-marriage.

Only Part A Basic Amount (as specified in the Table of Information) may be converted. On the effective date of the conversion, we will reduce the Covered Life Amount. The amount of the reduction will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Table of Information. The second number is the Spousal Joint & Survivor Life Annuity Pop-Up Decrease Factor.

After the effective date of the conversion, and after you die, we will owe your spouse additional monthly payments. To receive such payments, your spouse must be alive when you die. We will pay the first payment on the first day of the month following your death. We will pay the last payment on the first day of the month in which such spouse dies.

Appendix 1.3 - 5

The amount we will pay such spouse will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you, as reduced pursuant to the preceding paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Table of Information or in our records: (1) 65% for a Original Retirement Date on/after October 1, 1999, (2) 60% for a Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for a Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50% for a Original Retirement Date prior to September 1, 1964.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[Beneficiaries:

You may change Beneficiaries as described below.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you ceases altogether. ] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Appendix 1.3 - 6

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. Whether there is any Contingent Life entitled to receive an annuity payment may change. All adjustments made pursuant to this section will be binding upon the Payee.

Notwithstanding the above, after the Annuity Commencement Date, determinations by us under the Contract in connection with each of the following will reflect any corrections of date of birth or date of death of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), provided to and verified by us after the Annuity Commencement Date: (1) a conversion from one Annuity Form to another Annuity Form, (2) an increase in the Covered Life Amount based on attainment of a certain age and (3) a decrease in the Covered Life Amount based on attainment of a certain age.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

Appendix 1.3 - 7

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

Appendix 1.3 - 8

INDEX:

Appendix 1.3 - 9

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust]A

[Name of Plan: ] A	[Vita Salaried Retirement Plan]A

Group Annuity Contract Number:	[Article P of GA-300] A

Form of Annuity:	Spousal Joint and Survivor Life Annuity

Annuity Riders:	[Special Benefit Rider Level Benefit Rider Pop-Up Rider Refund Death Benefit Rider None] A

Conversion Options:	[General Conversion Option Disabled Age 55 Conversion Option None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

[Covered Life Amount: ] A	[See “Payment Terms” Provision ] A

[Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Pop-Up Amount:] A	[$XXX.XX] A

[Contingent Life: ] A	[Contingent Life Name] A

[Contingent Life's Sex and Date of Birth: ] A	[Male/Female, Date] A

Appendix 1.3 - 10

[Contingent Life Amount: ] A	[$XXX.XX] A

[Contingent Life Special Benefit Rider Eligibility] A	[Yes/No] A

[Contingent Life Level Rider Eligibility] A	[Yes/No] A

[Maximum Refund Death Benefit: ] A	[$XXX.XX] A

[Beneficiary(ies): ] A	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

[Part A Basic Benefit: ] A	[$XXX.XX] A

[Pre 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post 1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Pre 1985 Contingent Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post 1985 Contingent Life Part B Primary Amount: ] A	[$XXX.XX] A

[Disability Temporary Amount:] A	[$XXX.XX] A

[Disability Age 55 Pre 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Disability Age 55 Post 62+1 Pension Amount] A	[$XXX.XX subject to stated limitations] A

[Special Benefit Amount] A	[$XXX.XX] A

[Level Benefit Amount] A	[$XXX.XX subject to stated limitations] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

Appendix 1.3 - 11

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due. We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Spousal Joint and Survivor Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Special Benefit Rider
Level Benefit Rider
Pop-Up Rider
Refund Death Benefit Rider
and

together with any of the following Option(s) if specified in the Table of Information:

General Conversion Option
Disabled Age 55 Conversion Option

If the Table of Information specifies that you have a Conversion Option to cancel this Annuity Form, the following will apply. If you exercise the option, your rights under this Annuity Form are cancelled. Also, the rights of the Contingent Life and any Beneficiary are cancelled. After the effective date of the conversion, we will not owe any further payments under this Annuity Form. As a result of your exercise of a conversion option, you will become entitled to another Annuity Form. We will notify you of the new Annuity Form and related payment amounts.

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your “Covered Life Amount”. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Table of Information) is your spouse and is alive when you die. We will pay the first payment on the first day of the month following your death. We will pay subsequent monthly payments on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Table of Information) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Table of

Appendix 1.3 - 12

Information) paid by us after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order).

The following amounts, names, or values apply to your Spousal Joint and Survivor Life Annuity:

“Covered Life Amount” equals an amount that depends on whether you are younger or older than sixty-two years and one month (“62 + 1”).

•	If you are younger than 62+1, the Covered Life Amount equals the “Pre 62+1 Pension Amount” specified in the Table of Information.

•	If you are older than 62+1, the Covered Life Amount equals the “Post 62+1 Pension Amount” specified in the Table of Information.

If you have a Special Benefit Rider, then the “Covered Life Amount” will be increased after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Table of Information. During your lifetime, we do not owe your Contingent Life any benefits under the Special Benefit Rider. If your Contingent Life has a Special Benefit rider, we only owe the related payments after you die.

If you have a Level Benefit Rider, then the “Covered Life Amount” will be increased by Three Hundred Dollars ($300.000) after your sixty-fifth (65th) birthday. The increase will start on first day of the month after your 65th birthday. If your 65th birthday falls on the first day of a month, the increase will start on that day. During your lifetime, we do not owe your Contingent Life any benefits under the Level Benefit Rider. If your Contingent Life has a Level Benefit rider, we only owe the related payments after you die.

If you have a Pop-Up Rider, and if your Contingent Life dies after the Annuity Commencement Date and before you die, then we will increase the “Covered Life Amount.” You must first provide us acceptable evidence that such Contingent Life died. We will pay the increase starting in the month following the month of your Contingent Life's death. The amount of the increase will equal the Pop-Up Amount specified for you in the Table of Information. If the age of your Contingent Life as shown on the Table of Information is misstated, then we will re-calculate the Pop-Up Amount. The corrected Pop-Up Amount will equal the Part A Basic Amount specified for such person in the Table of Information multiplied by the General Pop-Up Increase Factor. The Spousal Joint and Survivor Life Annuity Pop-Up Increase Factor will be determined in accordance with the Contract.

If a portion of your Pre 62+1 Covered Life Amount is attributable to a “Disability Temporary Amount” as specified in the Table of Information, then the following applies. You may be eligible to receive social security disability benefits from the Federal Government. In any month that you receive such benefits before you reach 62+1, we do not owe you such Disability Temporary Amount and we may deduct any overpayments made to you.

“Contingent Life Amount” means an amount that is specified in the Table of Information.

If your Contingent Life has a Special Benefit Rider, then the “Contingent Life Amount” will be increased for payments owed after his or her sixty-fifth (65th) birthday. The increase will start on first day of the month after such 65th birthday. If such birthday falls on the first day of a month, the increase will start on that day. The amount of the increase will be the amount specified as the “Special Benefit Amount” in the Table of Information.

If your Contingent Life has a Level Benefit Rider, then the “Contingent Life Amount” will be increased by Three Hundred Dollars ($300.000) for payments owed after his or her sixty-fifth (65th) birthday. The increase will start on first day of the month after such 65th birthday. If such birthday falls on the first day of a month, the increase will start on that day.

Terms relating to Conversion Conditions. If no Conversion Options are identified for you on the Table of Information, then the following Conversion Conditions do not apply to you. If the Table of Information shows that Conversion Options apply, then the following Conversion Conditions apply to you.

“Conversion Conditions” means the following:

(i) With respect to Disabled Age 55 Conversion Option,

Appendix 1.3 - 13

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “Disabled Age 55” Conversion Option, and

(B) you demonstrate that your age is 55 years

(ii) With respect to the General Conversion Option,

(A) means that a Covered Life (such Covered Life being “you” or “your”) is shown on the Table of Information as having a “General” Conversion Option, then you must demonstrate that you meet one of the following conditions before you can exercise the option:

(B) if your Annuity Form is the Spousal Joint and Survivor Life Annuity or the Contingent Joint and Survivor Life Annuity with your spouse as Contingent Life and if you became divorced after your Original Retirement Date (as specified on the Table of Information), then you can exercise the option if you comply with the following conditions. You must provide us with a qualified domestic relations order (QDRO) in a form acceptable to us. It must provide that such Contingent Life will not be entitled to any portion of the Contingent Life Amount when you die.

(C) if your Annuity Form is the Contingent Joint and Survivor Life Annuity, and if your Contingent Life is not your spouse, you can exercise this option only in the event of post retirement marriage or re-marriage. No waiver from your Contingent Life is required. If we request, you must provide us with satisfactory proof of the good health of the Contingent Life before the Contingent Life can be removed and a new spouse can be added.

Note that this option is limited to the situations described above. The following are examples of situations where you cannot exercise this option.

(X) if your Annuity Form is the Spousal Joint and Survivor Life Annuity and if you have not been divorced since your Original Retirement Date, you cannot exercise this option.

(Y) if your Annuity Form is the Contingent Joint and Survivor Life Annuity, if your Contingent Life is your spouse, and if you have not been divorced since your Original Retirement Date, you cannot exercise this option.

“Conversion Options” means, if the “Disabled Age 55 Conversion Option,” and/or the “General Conversion Option,” is specified in the Table of Information as applicable to you, and if such option is attached to an Annuity Form eligible for such option, the following options may convert the benefit from one Annuity Form to another Annuity Form. A Conversion Option cannot be exercised by a Contingent Life or a Beneficiary.

(i)“Disabled Age 55 Conversion Option” means, if you are specified in the Table of Information as having a “Disabled Age 55” Conversion Option (because such person retired from the Plan under a disability retirement prior to age 55) and also as receiving a distribution of one of the following Annuity Forms:

Single Life Annuity
Spousal Joint and Survivor Annuity

then such option is available to such Covered Life (“you” or “your”).

When you reach age 55, you may exercise this option to convert your current Annuity Form. Before your option exercise can become effective, you must satisfy the applicable Conversion Conditions. You can select your new Annuity Form from the following list. However, if you are married at the time you exercise this option, we will automatically convert your Annuity Form into a Spousal Joint and Survivor Annuity absent a qualified election.

Single Life Annuity: If you elect this Annuity Form, the pre-62+1 Pension Amount payable to you will equal the sum of two numbers. The first number equals your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Table of Information). The second number equals your Disability Temporary Annuity (if specified on the Table of Information) where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal your Disability Age 55 Post 62+1 Pension Amount (as specified in the Table of Information).

Appendix 1.3 - 14

Spousal Joint and Survivor Life Annuity: If at the time of your disability, you were married and elected a Contingent Joint and Survivor Life Annuity you are not eligible to make this election at age 55. If you elect this Annuity Form, your pre-62+1 Pension Amount will equal the product obtained by multiplying two numbers and then adding a third number. The first number is your Disability Age 55 Pre-62+1 Pension Amount (as specified in the Table of Information). The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor. The third number is any Disability Temporary Annuity specified for you on the Table of Information where there has been a denial of Social Security Disability benefits. Your post-62+1 Pension Amount will equal the product obtained by multiplying two numbers. The first number is your Disability Age 55 Post 62+1 Pension Amount. The second number is your Spousal Joint and Survivor Life Annuity Pop-Up Decrease Factor as determined in accordance with the Contract.

The amount we will pay your spousal Contingent Life will equal the result of multiplying two numbers. The first number is the Covered Life Amount payable to you pursuant to the foregoing paragraph. The second number is a percentage. The applicable percentage is based on the corresponding Original Retirement Date specified for such Covered Life in the Table of Information or in our records: (1) 65% for an Original Retirement Date on/after October 1, 1999, (2) 60 % for an Original Retirement Date on/after November 1, 1976 and prior to October 1, 1999 (3) 55% for an Original Retirement Date on/after September 1, 1964 and prior to November 1, 1976 and (4) 50 % for an Original Retirement Date prior to September 1, 1964.

(ii) “General Conversion Option” means, if you are shown in the Table of Information as having a “General” Conversion Option and also as receiving a distribution of one of the following Annuity Forms:

Spousal Joint and Survivor Annuity
Contingent Joint and Survivor Life Annuity

then such option is available to the Covered Life (“you” or “your”).

The option allows you to convert your Annuity Form into a Single Life Annuity Form. Before your option exercise can become effective, you must meet the applicable Conversion Conditions. You must also notify us using a form provided by us.

Once you exercise your option, we will not owe any money to your Contingent Life after you die. Instead, we will increase the Covered Life Amount payable to you. The amount of the increase will equal the Pop-Up Amount in the Table of Information. If the Annuity Form is a Contingent Joint and Survivor Life Annuity, the amount of the increase will equal the result of multiplying two numbers. The first number is the Part A Basic Amount specified for you in the Table of Information. The second number is the Continent Joint and Survivor Life Annuity Pop-Up Increase Factor determined under the Contract. We will start paying the increased amount on the first day of the month after the exercise of your option becomes effective.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

Appendix 1.3 - 15

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[ Beneficiaries:

You may change Beneficiaries as described below. After you die, the Contingent Life may change Beneficiaries as described below. You may tell us on the Beneficiary Form to disregard Beneficiary changes made by the Contingent Life after your death. If you do not, we will honor those changes.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you (or your Contingent Life) sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you (or where applicable, your Contingent life) ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

Appendix 1.3 - 16

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. The percentage of your annuity payment that is payable to the Contingent Life may change. Whether there is any Contingent Life entitled to receive an annuity payment may change. All adjustments made pursuant to this section will be binding upon the Payee.

Notwithstanding the above, after the Annuity Commencement Date, determinations by us under the Contract in connection with each of the following will reflect any corrections of date of birth or date of death of any Covered Life or Contingent Life (and of any Beneficiary, if applicable), provided to and verified by Prudential after the Annuity Commencement Date: (1) a conversion from one Annuity Form to another Annuity Form, (2) an increase in the Covered Life Amount based on attainment of a certain age and (3) a decrease in the Covered Life Amount based on attainment of a certain age.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.

[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Appendix 1.3 - 17

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

Appendix 1.3 - 18

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Appendix 1.3 - 19

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust]A

[Name of Plan: ] A	[Vita Salaried Retirement Plan]A

Group Annuity Contract Number:	[Article P of GA-300] A

Form of Annuity:	Single Life and Period Certain Annuity

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

Covered Life Amount:	[$XXX.XX subject to stated limitations] A

Guaranteed Number of Payments	[#] A

Beneficiary(ies):	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee"

Appendix 1.3 - 20

means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Single Life and Period Certain Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section.

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

We will then compare the number of monthly payments we make to you after the Annuity Commencement Date to the Guaranteed Number of Payments specified for you in the Table of Information. If the number of monthly payments is less than such guaranteed number, we will pay make additional payments to the designated Beneficiary for your Annuity Form. These payments will stop when the total number of payments to you, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

“Covered Life Amount” means an amount that is specified in the Table of Information.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[Beneficiaries:

You may change Beneficiaries as described below.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Appendix 1.3 - 21

Beneficiary selection and changes shall take effect on the date you sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. All adjustments made pursuant to this section will be binding upon the Payee.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.

Appendix 1.3 - 22

[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Appendix 1.3 - 23

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Appendix 1.3 - 24

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust]A

[Name of Plan: ] A	[Vita Salaried Retirement Plan]A

Group Annuity Contract Number:	[Article P of GA-300] A

Form of Annuity:	Period Certain Annuity

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

Covered Life Amount:	[$XXX.XX subject to stated limitations] A

Guaranteed Number of Payments	[#] A

Beneficiary(ies):	[Name(s)/As shown on Prudential's records] A [Shares(s)] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Period Certain Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section.

General Payment Terms

Appendix 1.3 - 25

We will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly payments on the first day of each month. The total number of monthly payments will equal the Guaranteed Number of Payments specified for you in the Table of Information. Once such Guaranteed Number of Payments has been paid, no further payments are due.

If you die after the Annuity Commencement Date, we will determine the number of monthly payments we made to you after the Annuity Commencement Date. If the number payment made is less than such Guaranteed Number of Payments, then we will pay the Covered Life Amount to the designated Beneficiary for your Annuity Form. These payments to such Beneficiary will stop when the total number of payments to you, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

“Covered Life Amount” means an amount that is specified in the Table of Information.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[Beneficiaries:

You may change Beneficiaries as described below.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Appendix 1.3 - 26

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. All adjustments made pursuant to this section will be binding upon the Payee.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where legally required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

Appendix 1.3 - 27

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

Appendix 1.3 - 28

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Table of Information

Appendix 1.3 - 29

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust]A

[Name of Plan: ] A	[Vita Salaried Retirement Plan]A

Group Annuity Contract Number:	[Article P of GA-300] A

Form of Annuity:	Window Single Life Annuity

Annuity Riders:	[Refund Death Benefit Rider None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

Covered Life Amount:	[$XXX.XX subject to stated limitations] A

[Maximum Refund Death Benefit: ]A	[$XXX.XX] A

[Beneficiary(ies): ] A	[Names(s)/As shown on Prudential's records] A [Share(s)] A

[Pre-1985 Part B Primary Amount: ] A	[$XXX.XX] A

[Post-1985 Part B Primary Amount:] A	[$XXX.XX] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

Prudential's Guarantee:

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due. We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

Definitions & References:

Appendix 1.3 - 30

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Window Single Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Refund Death Benefit Rider

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After you die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Table of Information) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Table of Information) paid by us after the Annuity Commencement Date to you (or to any related alternate payee, arising, for example, from a domestic relations order).

“Covered Life Amount” means an amount that is specified in the Table of Information.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

Appendix 1.3 - 31

[Beneficiaries:

You may change Beneficiaries as described below.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. All adjustments made pursuant to this section will be binding upon the Payee.

Supplemental Information:

Appendix 1.3 - 32

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

Appendix 1.3 - 33

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Newark, New Jersey

ANNUITY CERTIFICATE

Appendix 1.3 - 34

Table of Information

Covered Life:	[Covered Life Name] A

Covered Life's Sex and Date of Birth:	[Male/Female, Date] A

Annuity Certificate Number:	[Certificate Number] A

[Contract-Holder: ] A	[NAME OF TRUST BANK, as Directed Trustee of the Vita Salaried Retirement Trust, a New York trust]A

[Name of Plan: ] A	[Vita Salaried Retirement Plan]A

Group Annuity Contract Number:	[Article P of GA-300] A

Form of Annuity:	Window Spousal Contingent Joint and Survivor Life Annuity

Annuity Riders:	[Refund Death Benefit Rider None] A

Annuity Commencement Date:	[Date] A

[Original Retirement Date: ] A	[Date] A

Covered Life Amount:	[$XXX.XX subject to stated limitations] A

[Contingent Life: ] A	[Contingent Life Name] A

[Contingent Life's Sex and Date of Birth: ]A	[Male/Female, Date] A

[Contingent Life Amount: ]A	[$XXX.XX] A

[Maximum Refund Death Benefit: ]A	[$XXX.XX] A

[Beneficiary(ies): ] A	[Names(s)/As shown on Prudential's records] A [Share(s)] A

[Pre-1985 Covered Life Part B Primary Amount: ] A	[$XXX.XX] A

[Post-1985 Covered Life Part B Primary Amount] A	[$XXX.XX] A

[Pre-1985 Contingent Life Part B Primary Amount] A	[$XXX.XX] A

[Post-1985 Contingent Life Part B Primary Amount] A	[$XXX.XX] A

[The benefits of the policy providing your coverage are governed primarily by the law of a state other than Florida.]B

Prudential's Guarantee:

Appendix 1.3 - 35

This Certificate describes the monthly payments irrevocably guaranteed to you by The Prudential Insurance Company of America ("Prudential") under the Group Annuity Contract referred to above (the "Contract"). Prudential will make the payments owed by it under the Contract when those payments are due. We do not owe any payments to anyone under this Annuity Form if you have died before the Annuity Commencement Date.

Definitions & References:

Capitalized terms in this Certificate, which are in italics, are defined on the front of this Certificate. Those in bold are defined in other parts of this Certificate. “You” and “your” means the "Covered Life." "We," "us" and "our" means Prudential. "Payee" means the Covered Life and anyone else with an existing or future right to receive payments under this Annuity, but no Payee (other than the Covered Life) may make any changes or exercise any rights until the Payee has begun receiving payments. “Representative” means, with respect to a Payee, an individual or entity that has been duly appointed in accordance with the Contract to represent the Payee, such as a guardian.

Payment Terms:

“Window Spousal Contingent Joint and Survivor Life Annuity,” is the Annuity Form having the payment terms specified in this Payment Terms section. Payments may also be made in accordance with any of the following Riders if specified in the Table of Information on the front of this Certificate. Those riders are also described below in this Payment Terms section.

Refund Death Benefit Rider

General Payment Terms

During your lifetime, we will make monthly payments to you equal to your Covered Life Amount. We owe the first monthly payment on the Annuity Commencement Date. We will pay subsequent monthly payments on the first day of each month. Our last monthly payment to you will be on the first day of the month in which you die.

After you die, we may owe additional monthly payments. We will owe additional monthly payments if your Contingent Life (as specified in the Table of Information) is your spouse and is alive when you die. We will pay the first payment on the first day of the month following your death. We will pay subsequent monthly payments on the first day of each month. We will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

If you have a Refund Death Benefit Rider, we may owe a Refund Death Benefit to the designated Beneficiary for your Annuity Form. After both you and your Contingent Life die, we will determine if we owe such payment. The following explains how we will determine if a payment is owed by us under this rider.

The amount of the Refund Death Benefit, if any, will equal the Maximum Refund Death Benefit (as specified in the Table of Information) less the Pre 1985 Part B Primary Amounts and the Post 1985 Part B Primary Amounts (as specified in the Table of Information) paid by us after the Annuity Commencement Date to you, to your Contingent Life (or to any related alternate payee, arising, for example, from a domestic relations order).

“Covered Life Amount” means an amount that is specified in the Table of Information.

“Contingent Life Amount” means an amount that is specified in the Table of Information.

Method of Payment:

We will make all payments in U.S. dollars. Payees may elect to receive payments either by check or by direct deposit to a bank or other financial institution chosen by the Payee. Checks are mailed to the last known address for the Payee as shown on our records. Direct deposit may be selected only by using a form supplied for such purpose.

Appendix 1.3 - 36

By written notice, a Payee may request a change of the mailing address we use for payments by check. By using a form we supply, a Payee may change the bank or other financial institution receiving direct payments. Payees must deliver these items to Prudential as described below under "Correspondence."

We may change these procedures by sending a letter to the Payee. We will use the address last shown on our records.

Correspondence:

Mail any notices and forms to the current notice address. The current notice address is:

The Prudential Insurance Company of America
[P.O. Box 5370
Scranton, PA 18505-5370] C

Prudential may change the notice address by sending a letter to the Payee. We will use the address last shown on our records.

All notices must be in writing. Payee must sign all notices and forms. Please refer to the Annuity Certificate Number and the Group Annuity Contract Number (shown on the first page of this Certificate) on all notices and forms sent to us.

[Beneficiaries:

You may change Beneficiaries as described below. After you die, the Contingent Life may change Beneficiaries as described below. You may tell us on the Beneficiary Form to disregard Beneficiary changes made by the Contingent life after your death. If you do not, we will honor those changes.

Selections and changes of Beneficiaries must use a form ("Beneficiary Form") we supply. Beneficiary Forms must be delivered to Prudential as described above under "Correspondence." Selections and changes must comply with all applicable laws, including those relating to spousal waivers. Unless required by law or the Plan, we will not require any existing Beneficiary to consent to a change of Beneficiaries.

Beneficiary selection and changes shall take effect on the date you (or your Contingent Life) sign the change in Beneficiary form. However, no change shall be effective with respect to any action taken by us before we receive the change in Beneficiary form. Unless otherwise indicated on the Beneficiary designation or change form, the interest of any Beneficiary who dies before you (or where applicable, your Contingent Life) ceases altogether.] D

Assignment:

Payees may not assign, pledge, anticipate, accelerate or transfer this Annuity, except as expressly provided in the Contract. Also, Payees may not use a Representative to do the same. To the full extent permitted by law, Annuity payments are not subject to the claims of creditors. Compliance with a domestic relations order meeting the requirements of the Contract will not be considered an impermissible transaction or claim.

Qualified Domestic Relations Orders:

Should your Annuity become subject to a Qualified Domestic Relations Order, we may be required to alter monthly payments under the Annuity. We may make payments according to such order, regardless of the Annuity Form selected. This includes any adjustments needed to retroactively implement the order. We may rely upon any Qualified Domestic Relations Order we believe to be valid.

Reliance Upon Affidavit or Other Evidence:

We may rely upon an affidavit or other evidence to verify relevant facts. Payments we make in reliance upon this information relieve us from any liability under the Contract and this Certificate.

Misstatements:

Appendix 1.3 - 37

If certain information was misstated to us, your annuity payments may or may not be changed as described below.
If a Payee's date of birth, date of death, or sex was misstated to us, then we will not have the right to reduce any annuity payment below the amount determined using the information contained in the Contract. Also, we will not have the obligation to increase any Annuity Payment above the amount determined using the information contained in the Contract.

If information other than the Payee's date of birth, date of death, or sex was misstated to us, then Prudential will adjust the annuity payment. First we will determine the portion of the premium paid to us to purchase your annuity. The annuity payment amount owed by us will be increased or decreased to equal the amount that could have been purchased using the premium paid for the annuity assuming the misstatement had not happened. Also, Prudential will not change the date of the first monthly payment.

If the corrected annuity payment is less than the annuity payment determined using the misstated information, then the annuity payment will be decreased to the amount calculated as described in the last paragraph above. We may reduce future annuity payments further by amounts previously overpaid by us to the Payee. If the corrected annuity payment is more than the annuity payment calculated using the misstated information, then the annuity payment will be increased to the amount determined as described in the last paragraph above. We will further pay the amount of the underpayments by us in one of the next two annuity payments due with respect to the Payee.

In addition to changing the amount of annuity payments, the adjustments made pursuant to this section may change other important terms of payment. For example, the form of annuity for a Payee may change. The percentage of your annuity payment that is payable to the Contingent Life may change. Whether there is any Contingent Life entitled to receive an annuity payment may change. All adjustments made pursuant to this section will be binding upon the Payee.

Supplemental Information:

As a condition to making any payment, we may require a Payee to provide certain information not previously supplied. This information may include copies of signed election forms and signed spousal consent forms (where required). If legally required, we may withhold all or a portion of any payment until receiving a Social Security or taxpayer identification number for the Payee and any other items required by law.

As a condition to making any payment, we may require satisfactory evidence that any Payee is alive. We may withhold future payments until we receive this evidence.

Payments under this Certificate will be made to a Payee unless a Representative has been duly appointed in accordance with the Contract with respect to a Payee. If a Representative has been appointed, we may fulfill our obligation to a Payee under this Certificate by making payments to the Payee's Representative.
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits over the amount owed under the Plan, such overpayments shall be deducted from the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D
[For any Payee who is shown in the Contract as having been paid, prior to the Annuity Commencement Date, Plan benefits that were less than the amount owed under the Plan, such underpayments shall be added to the annuity payments otherwise owed to such persons pursuant to the Payment Terms of this Certificate. Nothing in the prior sentence shall relate to information that may have been misstated to us. Such misstatements are governed by the above Misstatements section.]D

Certificate Errors and Replacement Certificate:

This Certificate replaces any certificate that you may have previously received with respect to Prudential's guarantee under the Contract. Please review this Certificate carefully and notify us promptly if you feel any information is incorrect. We are not bound by any incorrect information in this Certificate, nor are we bound by any other errors in this Certificate if clearly inconsistent with the terms of the Contract. We may instead continue to comply with the terms of the Contract as if the Certificate initially had been correctly issued. We may issue a corrected Certificate in the same manner the original Certificate was issued, but we will clearly indicate on the face of the new Certificate that it is a "CORRECTED AND REISSUED" Certificate (or other words to that effect).

If you exercise an option that changes your Form of Annuity, then a replacement certificate will be issued to you. The replacement certificate will describe the payments that you will receive under your changed Form of Annuity.

Entire Contract:

Appendix 1.3 - 38

The Contract constitutes the entire agreement between the Contract-Holder and us solely with respect to the annuity payments owed to each payee under the Contract.

Rights of Payees:

The Payees have the right to receive the annuity payments set forth under this Certificate. Such right to annuity payments is enforceable by the Payees solely against Prudential and no other person including the Plan, Plan sponsor, Contract-Holder or any affiliate thereof.

Prudential Telephone Number:

The Prudential Insurance Company of America
[1-800-621-1089]C

To contact us, please use the above-listed telephone number.

[Deductions from Annuity Payments:

You (or your Contingent Life) may request in writing in a manner specified by us that we deduct a specified amount each month from the amounts we pay to you (or your Contingent Life). The amounts will be applied for payment of your health care premiums and for payment of other benefits that were permitted to be deducted from Plan benefits governed by the Plan. Upon receipt by us of the request, the amount specified in the request shall, subject to our consent, be deducted each month. Deductions will end if we receive a request (in a manner specified by us) from you (or your Contingent Life) to do so. The amount deducted each month shall be transferred on your behalf (or your Contingent Life's behalf) as specified in the request. The amount transferred will be in full settlement of all of our obligations under the Contract with respect to the amount transferred. Deductions by us on your behalf (or on behalf of your Contingent Life) will begin or end, as the case may be, no earlier than the annuity payment that is due at least 30 days following our receipt of the request to begin or end deductions for you or your Contingent Life).] D

Additional Details:

This Certificate contains a summary of certain important terms of the Contract. The Contract contains a more complete description of your rights and Prudential's obligations. The Contract will control in the event of a conflict between the terms of this Certificate and the terms of the Contract.

Upon a change in the requirements of applicable law or a regulation administered by a governmental agency, we may change the Contract and/or this Certificate. If a change is made, it may be done without the consent of the Payee. Any change will be made only as strictly necessary to satisfy the requirements of law or regulation.

INDEX:

Appendix 1.3 - 39

Appendix 1.3 - 40

Appendix 2.1-A
MECHANICS FOR TRANSFER OF FINAL PLAN PORTFOLIO

I.	Additional Requirements Regarding [ *** ]
[ *** ] will be transferred pursuant to the [ *** ] in form reasonably satisfactory to the Parties, including satisfaction of clauses (A)-(F) below.
Promptly following the Closing, the Insurer, and the Plan Trustee, as directed by the Independent Fiduciary, shall deliver joint notice to the applicable [ *** ] as applicable, of the actual transfer of each such [ *** ] including any such transfer by means of the transfer of one or more Newcos formed in accordance with Section 6.13 of the Agreement to the Insurer, and that the Insurer is responsible for the Transferred Liabilities. The Insurer shall take all actions it deems reasonably necessary to prepare to [ *** ] if any, due following the Closing.
For the avoidance of doubt, instruments of conveyance shall not expand or diminish any of the rights, obligations or remedies of the Parties under the DTFA.
[ *** ] shall be an [ *** ] unless all of the following are met:

A.	such [ *** ] is set forth on Exhibit C;

B.
as of the Closing, the Plan Trustee shall have assigned, transferred and delivered (“Transferred”) to the Insurer all rights, title and interests of the Plan Trust (with respect to the Plan) in, and all of the Transferred Liabilities relating to, [ *** ] as applicable;

C.	the Transfer described in clause (B) above shall have been effected by the execution and delivery of the [ *** ], as applicable, in a form reasonably acceptable to all parties;

D.
all required consents relating to the transfer ([ *** ]) of such [ *** ] have been obtained and are in a form reasonably acceptable to the Insurer and the Plan Trustee, and all required contracts and transfer documents relating to the Transfer of such [ *** ] have been executed by the required parties and are in a form reasonably acceptable to the parties thereto and such [ *** ] is not subject to any right of first refusal or similar right of any third party to purchase such [ *** ] arising out of the proposed transfer thereof (unless any such rights have been complied with);

E.	with respect to [ *** ] is transferred pursuant to [ *** ] from the Plan to the Insurer and not by means of [ *** ];

F.	if an asset is a Newco, it must meet the requirements of Section 6.13, and the assets contained therein must satisfy each of items A through F above.

II.	Requirements Regarding Contract 300 Portfolio P
At the Closing, the Insurer will deliver an acknowledgement that Contract 300 Portfolio P remains in the Guaranteed Separate Account.

III.	All Assets

Appendix 2.1A - 1

The Independent Fiduciary shall direct each Plan Trustee to transfer to the Insurer the Transferred Assets (other than the assets in Contract 300 Portfolio P) by issuing such direction to each Plan Trustee in the following form:

Appendix 2.1A - 2

[FORM OF TRUSTEE DIRECTION - STATE STREET]
Re:    General Motors Retirement Program for Salaried Employees (the “Pension Plan”)
Ladies and Gentlemen:
State Street Bank and Trust Company (the “Trustee”) is a directed trustee of the General Motors Salaried Employes Pension Trust (the “Trust”), established as part of the Pension Plan, dated __________, 2012 (the “Trust Agreement”). Capitalized terms used, but not defined herein, have the meaning set forth in the Definitive Transaction Framework Agreement, dated as of May 30, 2012, by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation (“Insurer Parent”), General Motors LLC, a Delaware limited liability company (the “Company”) acting in a non-fiduciary capacity as the sponsor of the General Motors Retirement Program for Salaried Employees (the “Plan”), and State Street Bank and Trust Company the independent fiduciary of the Plan (the “Independent Fiduciary”).
The undersigned has been duly appointed as Investment Manager under Section ___ of the Trust Agreement with respect to the selection of an insurance company to provide terminal annuities in connection with General Motors' termination of the Pension Plan, and directing the trustees of the Trust in connection with the purchase of such terminal annuities including the execution of terminal group annuity contracts and the transfer of assets from the Trust to the insurance company selected by the Investment Manager in consideration of the group annuity contract and related matters. General Motors has terminated the Pension Plan pursuant to a resolution dated _________, 2012.
The undersigned hereby directs you, not individually, but as Trustee on behalf of the Trust to (i) execute and deliver the Group Annuity Contract with the Insurer, (ii) transfer to the Insurer in consideration of the Group Annuity Contract, the assets set forth on the Transferred Asset Schedule (excluding [ *** ] or Newcos), including taking all actions reasonable and necessary to effectuate such transfer and (iii) execute the [ *** ], if any, specified by the undersigned.

Appendix 2.1A - 3

In connection herewith, the undersigned represents and warrants to the Trustee for the benefit of the Trust that:

(i)
the undersigned is an Investment Manger within the meaning of 3(38) of the Employee Retirement Income Security Act of 1974, as amended, and is acting in such capacity in issuing the direction set forth in this letter;

(ii)
the undersigned has determined that the execution of the Group Annuity Contract and transferring the assets on the Transferred Asset Schedule satisfies ERISA, and applicable guidance, including, Interpretive Bulletin 95-1;

(iii)
the Group Annuity Contract is in proper legal form for execution by you, not individually, but as Trustee on behalf of the Trust without review or inquiry upon direction of the undersigned Investment Manger; and

(iv)	the officer signing this letter is duly authorized to execute and deliver this direction on behalf of State Street Bank and Trust Company.
[FORM OF TRUSTEE DIRECTION - JP MORGAN]
Re:    General Motors Retirement Program for Salaried Employees (the “Pension Plan”)
Ladies and Gentlemen:
JP Morgan Chase Bank, National Association (the “Trustee”) is a directed trustee of [First Plaza Group Trust] [White Plaza Group Trust] (the “Trust”), a group trust in which certain assets attributable to the Pension Plan are held, dated __________, 2012 (the “Trust Agreement”). Capitalized terms used, but not defined herein, have the meaning set forth in the Definitive Transaction Framework Agreement, dated as of May 30, 2012, by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), Prudential Financial, Inc., a New Jersey corporation (“Insurer Parent”), General Motors LLC, a Delaware limited liability company (the “Company”) acting in a non-

Appendix 2.1A - 4

fiduciary capacity as the sponsor of the General Motors Retirement Program for Salaried Employees (the “Plan”), and State Street Bank and Trust Company the independent fiduciary of the Plan (the “Independent Fiduciary”).
The undersigned has been duly appointed as Investment Manager under Section ___ of the Trust Agreement with respect to the selection of an insurance company to provide terminal annuities in connection with General Motors' termination of the Pension Plan, and directing the trustees of the Trust in connection with the purchase of such terminal annuities including the execution of terminal group annuity contracts and the transfer of assets from the Trust to the insurance company selected by the Investment Manger in consideration of the group annuity contract and related matters. General Motors has terminated the Pension Plan pursuant to a resolution dated _________, 2012.
The undersigned hereby directs you, not individually, but as Trustee on behalf of the Trust to (i) transfer to the Insurer in consideration of a Group Annuity Contract, the assets designated [ *** ] on the Transferred Asset Schedule (whether or not in a Newco), including taking all actions reasonable and necessary to effectuate such transfer and (ii) execute [ *** ] specified by the undersigned.
In connection herewith, the undersigned represents and warrants to the Trustee for the benefit of the Trust that:

(i)
the undersigned is an Investment Manger within the meaning of 3(38) of the Employee Retirement Income Security Act of 1974, as amended, and is acting in such capacity in issuing the direction set forth in this letter;

(ii)
the undersigned has determined that the execution of the Group Annuity Contract and transferring the assets on the Transferred Asset Schedule satisfies ERISA, and applicable guidance, including Interpretive Bulletin 95-1; and

(iii)	the officer signing this letter is duly authorized to execute and deliver this direction on behalf of State Street Bank and Trust Company.

Appendix 2.1A - 5

Schedule 1 to Appendix 2.1-A
[ *** ] REFERENCED IN APPENDIX 2.1-A(II)(A)
None

Appendix 2.1A - 6

Appendix 2.1-B
Final Plan Portfolio Transfer Instrument
This Appendix 2.1-B sets forth (1) a form of Bill of Sale pursuant to which the Plan Trustee will transfer the Public Bonds to the Insurer on the Closing Date and (2) a Term Sheet containing the agreed upon terms and process by which the Plan will transfer the [ *** ] to the Insurer.

1.	Form of Bill of Sale to effect the transfer of all Public Bonds contained in the Final Plan Portfolio.
Form of Bill of Sale
This BILL OF SALE (this “Bill of Sale”), dated as of [], 2012, with effect from 12:01 a.m. on [], 2012 Eastern time, is entered into by and among The Prudential Insurance Company of America, a life insurance company (the “Insurer”), and State Street Bank and Trust Company, the Plan Trustee for the Trust (the “Plan Trustee”). Capitalized terms used herein and not herein defined shall derive their meaning from Section 1.1 of the DTFA (as defined below).
WHEREAS, the Insurer, Insurer Parent, the sponsor of the General Motors Retirement Program for Salaried Employees (the “Plan”) and State Street Bank and Trust Company, the independent fiduciary of the Plan (the “Independent Fiduciary”), have entered into a Definitive Transaction Framework Agreement, dated as of May 30, 2012 (the “DTFA”), pursuant to which the Insurer has agreed to issue to the Plan Trustee the Group Annuity Contract in exchange for payment of the Final Premium Amount, which payment will be satisfied by the Plan Trustee's transfer of the Final Plan Portfolio to the Insurer; and
WHEREAS, the Plan Trustee and the Insurer desire to execute this Bill of Sale to evidence the assignment and transfer of the Public Bonds that comprise a portion of the Final Plan Portfolio, from the Plan Trustee to the Insurer.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein and in the DTFA and Group Annuity Contract, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Bill of Sale agree as follows:
1.    Sale of Specified Assets. Effective as of 12:01 a.m. on [], 2012 Eastern time, the Plan Trustee hereby does assign, transfer and deliver (“Transfer”), on behalf of the Plan, to the Insurer and its successors and permitted assigns all rights, title and interests of the Plan Trust, in and to each of the securities set forth on Schedule 1 hereto     Schedule 1 is the Transferred Asset Schedule, [ *** ] (collectively, the “Specified Assets”) in accordance with Section 2.
2.    Separate Account. The Transfer of the Specified Assets as described in Section 1 shall be effected by the Transfer of the Specified Assets from the Plan to the Guaranteed Separate Account.
3.    Assumption of Liabilities. Effective as of 12:01 a.m. on [], 2012 Eastern time, the Insurer shall assume any and all Transferred Liabilities relating to the ownership of any Transferred Asset.
4.    Additional Actions. The Plan Trustee shall promptly give all notices that are required, under applicable Law and the terms of each Specified Asset, in connection with the sale, assignment and transfer of the Specified Assets. The Plan Trustee and the Insurer shall promptly execute, deliver, record

Appendix 2.1-B - 1

or file any and all releases, affidavits, waivers, notices or other documents that any other party hereto may reasonably request in order to implement the Transfer of the Specified Assets to the Insurer.
5.    Miscellaneous. Sections 11.2, 11.3, 11.4, 11.6, 11.7, 11.8, 11.9, 11.10, 11.11 and 11.12 of the DTFA are incorporated hereby by reference, mutatis mutandis.
6.    Headings. Article and Section headings used herein are for convenience and reference only, are not part of this Bill of Sale and shall not affect the construction of, or be taken into consideration in interpreting, this Bill of Sale.
[Remainder of Page Intentionally Left Blank]

Appendix 2.1-B - 2

IN WITNESS WHEREOF, the parties have executed this Bill of Sale as of the date first written above.
State Street Bank and Trust Company
By:_________________________________
Name:
Title:

The Prudential Insurance Company of America
By:_________________________________
Name:
Title:

Appendix 2.1-B - 3

______________________________________
    1 Schedule 1 is the Transferred Asset Schedule, [ *** ]

Appendix 2.1-B - 4

Appendix 2.6
ASSET VALUATION FORMULAS AND METHODS
Public Bonds
The Plan Investment Fiduciary will provide the value for each Public Bond, as of any date, in an amount equal to the fair market value as of such date of such Public Bond as indicated (i) by the primary pricing source set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond, (ii) if such primary pricing source is not available or no fair market value is indicated by such primary pricing source for such Public Bond, by the secondary pricing source set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond or (iii) if neither such primary nor secondary pricing source is available or no fair market value is indicated by either such source for such Public Bond, by the tertiary pricing source, if any, set forth in Table 1 below that corresponds to the applicable asset class of such Public Bond. For any pricing source, the mean price of the bid and offer quotations, or if such quotations are not provided by the pricing source, the mean price (as applicable, the “Mean Price”), as [ *** ] shall be used.
Table 1

Asset Class	Primary Pricing Source	Secondary Pricing Source	Tertiary Pricing Source
Treasuries	[ *** ]	[ *** ]	[ *** ]
Agencies	[ *** ]	[ *** ]	[ *** ]
Agency MBS	[ *** ]	[ *** ]	[ *** ]
ABS	[ *** ]	[ *** ]	[ *** ]
IG Corp	[ *** ]	[ *** ]	[ *** ]
EM	[ *** ]	[ *** ]	[ *** ]
HY	[ *** ]	[ *** ]	[ *** ]
If with respect to any Public Bond, as of any date, none of the primary pricing source, the secondary pricing source or the tertiary pricing source (if any) set forth in Table 1 above that corresponds to the applicable asset class of such Public Bond are available as of such date or no fair market value is indicated by any such source as of such date[ *** ] by each of three brokers set forth in Table 2 below that correspond to the applicable asset class of such Public Bond; provided that [ *** ] will provide the value for each [ *** ] by such brokers.
Table 2

Asset Class	Brokers
Treasuries	[ *** ]
Agencies	[ *** ]
Agency MBS	[ *** ]
ABS	[ *** ]
IG Corp	[ *** ]
EM	[ *** ]
HY	[ *** ]

Appendix 2.6 - 1

If, with respect to any Public Bond as of the date of the Preliminary Pre-Closing Asset Valuation or the Closing Date (i) [ *** ] (ii) [ *** ] then such Public Bond shall be [ *** ].
[ *** ]
The Plan Investment Fiduciary will provide the value for each [ *** ] as of any date, in an amount equal to the fair market value of such [ *** ] as of the close of Business on the date [ *** ] as indicated [ *** ] (ii) [ *** ]
If with respect to any [ *** ] as of any date, neither [ *** ] are available as of the close of Business on the date prior to the date of determination or no fair market value is indicated by any such source as of that date, then the Plan Investment Fiduciary will provide the value for such [ *** ] in an amount equal to the mean of the bid and offer quotations as of the close of Business [ *** ] provided [ *** ] will provide the value for such [ *** ] in an amount equal to the mean of the bid and offer quotations [ *** ]
If, with respect to any [ *** ] as of the date of the Preliminary Pre-Closing Asset Valuation or the Closing Date (i) [ *** ] or no fair market value is indicated by any such source as of that date and (ii) quotations are provided for a [ *** ] as of that date by [ *** ] then such [ *** ] shall be [ *** ].
[ *** ]
[ *** ] as of each applicable date of determination (each a [ *** ]), will be determined in accordance with the following methodology:
1.    [ *** ] shall [ *** ] based on:
(i) [ *** ] plus
(ii) [ *** ] minus
(iii) [ *** ]
For purposes of calculating the foregoing, the applicable quarter ends and dates of determination will be as follows:

Appendix 2.6 - 2

	Applicable Quarter End	[ *** ]
[ *** ]	N/A (use value on Appendix 2.6(d)(I) and 2.6(d)(II) [ *** ])	N/A (use value on Appendix 2.6(d)(I) and 2.6(d)(II) [ *** ]
[ *** ]	[ *** ] or if unavailable, the most recent quarter end prior to [ *** ] that [ *** ]	[ *** ]
[ *** ]	[ *** ] or if unavailable, the most recent quarter end prior [ *** ] that [ *** ] is available	[ *** ]
[ *** ]	[ *** ] or if unavailable, the most recent quarter end prior to [ *** ] that [ *** ] is available	[ *** ]
[ *** ]	[ *** ]	[ *** ]
2.Assumptions Regarding [ *** ] Respecting [ *** ]
Subject to Section 2.21 and 2.23 of the Agreement, Insurer shall [ *** ] listed on the Transferred Asset Schedule.
Certain Definitions
[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]
[ *** ]

Appendix 2.6 - 3

Appendix 2.6(d)(I)

LIST OF [ *** ] THAT PLAN TRUSTEE
INTENDS TO TRANSFER AT CLOSING

Reference is made to the Excel file called “[ *** ]” that was emailed by Dhivya Suryadevara to Dylan Tyson on May 23, 2012 at 7:22 p.m. Those [ *** ] listed in the first group up to and including row 93 are incorporated by reference herein.

Appendix 2.6(d)(I) - 1

Appendix 2.6(d)(II)

LIST OF ADDITIONAL [ *** ] THAT PLAN TRUSTEE MAY INCLUDE, IN RANKING ORDER OF PREFERENCE

Reference is made to the Excel file called [ *** ] that was emailed by Dhivya Suryadevara to Dylan Tyson on May 23, 2012 at 7:22 p.m. Those [ *** ] listed in the second group, starting on row 95, are incorporated by reference herein.

Appendix 2.6(d)(II) - 1

Appendix 2.7

FORM OF PREMIUM CALCULATION
Vita -- Premium Buildup

[***]	[a]	$
	[b]	$
	[c]	$
	[d]	$
	[e]	$
	[f]	$
[***]	[g] = [a] + [b] - [c] + [d] + [e] + [f]	$

	[h]	%
	[i]	%
[***]	[j]	%
	[k]	%
	[l]	$

[***]	[m] = ([g] x (100% + [ h]) x ([i] + [j]) x (100%+[k])) + [l]	$

	[g]	$

	[n]	$
[***]	[o]	$
	[p]	$
	[q]	$
	[r] = - [n] + [o] + [p] + [q]	$

	[s] = [g] + [r]	$
[***]
	[h]	%
	[i]	%
	[j]	%
	[k]	%
	[l]	$
	[t]	$
[***]	[u] = ([s] x ( 100% + [h]) x ([i] + [j]) x (100% +[k])) + [l] + [t]	$

	[s]	$

[***]	[v]	$
	[w]	$
	[x]	$
	[y]	$
[***]	[z] = - [v] + [w] + [x] + [y]	$

	[aa] = [s] + [z]	$

	[h]	%
[***]	[i]	%
	[j]	%
	[k]	%
[***]	[l]	$
	[t]	$
	[bb]	$

[***]	[cc] = ([aa] x (100% + [h]) x ([i] + [j]) x (100%+[k]))) + [l] + [t] + [bb]	$

Appendix 2.7 - 1

Schedule 1 to Appendix 2.7

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants

Annuity Commencement Date is Month 1, 20XX

Indicator if field is applicable to each annuity form. This is linked to the Exhibit (1=Yes)
Spousal Joint and Survivor Life Annuity	1	1	1	1	1	1	0	0	1	1	1	1	0	1
Contingent Joint and Survivor Life Annuity	1	1	1	1	1	1	1	0	1	1	1	1	0	1
Single Life Annuity	1	1	1	1	1	1	0	0	1	1	1	1	0	1
Single Life and Period Certain Annuity	1	1	1	1	1	1	0	1	1	1	0	0	0	0
Period Certain Annuity	1	1	1	1	1	1	0	1	1	1	0	0	0	0
Window Contingent Joint and Survivor Life Annuity	1	1	1	1	1	1	1	0	1	1	1	1	0	0
Window Single Life Annuity	1	1	1	1	1	1	0	0	0	0	0	0	0	0
Alternate Payee (QDRO)	1	1	1	1	1	1	0	0	0	1	0	1	1	1

Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Is the Contingent Life the Covered Life's spouse?	Guaranteed Number of Payments	Contingent Life Name	Contingent Life Social Security Number	Contingent Life Gender	Contingent Life Date of Birth	Alternate Payee Type	Pre 62+1 Pension Amount

Schedule 1 to Appendix 2.7

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants

Annuity Commencement Date is Month 1, 20XX

Indicator if field is applicable to each annuity form. This is linked to the Exhibit (1=Yes)
Spousal Joint and Survivor Life Annuity	1	0	1	1	1	1	1	1	1	1	1
Contingent Joint and Survivor Life Annuity	1	0	1	1	1	1	1	1	1	0	1
Single Life Annuity	1	0	0	1	1	1	1	1	1	0	1
Single Life and Period Certain Annuity	0	1	0	0	0	0	0	0	0	0	0
Period Certain Annuity	0	1	0	0	0	0	0	0	0	0	0
Window Contingent Joint and Survivor Life Annuity	0	1	1	0	0	0	0	0	0	0	1
Window Single Life Annuity	0	1	0	0	0	0	0	0	0	0	1
Alternate Payee (QDRO)	1	0	0	0	1	0	0	1	0	0	1
						Special Benefit Rider Eligibility (Y/N)		Level Benefit Rider Eligibility (Y/N)		Pop-Up Rider	Refund Rider Eligibility (Y/N)

Covered Life Name	Post 62+1 Pension Amount	Covered Life Amount	Contingent Life Amount	Special Benefit Amount	Level Benefit Amount	Covered Life	Contingent Life	Covered Life	Contingent Life	Pop-Up	Refund Death Benefit

Schedule 1 to Appendix 2.7

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants

Annuity Commencement Date is Month 1, 20XX

Indicator if field is applicable to each annuity form. This is linked to the Exhibit (1=Yes)
Spousal Joint and Survivor Life Annuity	1	1	0	1	1	0	1	1	1	1	0
Contingent Joint and Survivor Life Annuity	0	1	0	1	1	0	1	1	1	1	0
Single Life Annuity	1	0	1	0	1	0	1	0	1	0	0
Single Life and Period Certain Annuity	0	0	0	0	0	0	0	0	0	0	0
Period Certain Annuity	0	0	0	0	0	0	0	0	0	0	0
Window Contingent Joint and Survivor Life Annuity	0	0	0	0	0	0	1	1	1	1	0
Window Single Life Annuity	0	0	0	0	0	0	1	1	1	1	0
Alternate Payee (QDRO)	0	0	0	0	1	0	1	0	1	0	0
	Conversion Option Eligibility Indicators (Y/N)					Currently Not Used	Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount		Currently Not Used

Covered Life Name	Disabled Age 55	General	Post-Retirement Marriage	Pop-Up Amount	Part A Basic Benefit	Prudential Payment Percentage	Covered Life	Contingent Life	Covered Life	Contingent Life	Pre 1985 Maximum Refund Death Benefit

Schedule 1 to Appendix 2.7

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants

Annuity Commencement Date is Month 1, 20XX

Indicator if field is applicable to each annuity form. This is linked to the Exhibit (1=Yes)
Spousal Joint and Survivor Life Annuity	0	1	1	1	1	0	0	0	0	0
Contingent Joint and Survivor Life Annuity	0	1	0	0	0	0	0	0	0	0
Single Life Annuity	0	1	1	1	1	0	0	0	0	0
Single Life and Period Certain Annuity	0	0	0	0	0	0	0	0	0	0
Period Certain Annuity	0	0	0	0	0	0	0	0	0	0
Window Contingent Joint and Survivor Life Annuity	0	1	0	0	0	0	0	0	0	0
Window Single Life Annuity	0	1	0	0	0	0	0	0	0	0
Alternate Payee (QDRO)	0	1	0	0	0	0	0	0	0	0
	Currently Not Used

Covered Life Name	Post 1985 Maximum Refund Death Benefit	Maximum Refund Death Benefit	Disability Temporary Benefit	Disability Age 55 Pre 62+1 Pension Amount	Disability Age 55 Post 62+1 Pension Amount	New Field 1	New Field 2	New Field 3	New Field 4	New Field 5

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Spousal Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Contingent Life Name	Contingent Life Social Security Number	Contingent Life Gender	Contingent Life Date of Birth	Pre 62+1 Pension Amount	Post 62+1 Pension Amount

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Spousal Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

				Special Benefit Rider Eligibility (Y/N)		Level Benefit Rider Eligibility (Y/N)		Pop-Up Rider Eligibility (Y/N)	Refund Rider Eligibility (Y/N)	Conversion Option

Covered Life Name	Contingent Life Amount	Special Benefit Amount	Level Benefit Amount	Covered Life	Contingent Life	Covered Life	Contingent Life	Pop-Up	Refund Death Benefit	Disabled Age 55

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Spousal Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

	Eligibility Indicators (Y/N)			Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount

Covered Life Name	General	Pop-Up Amount	Part A Basic Benefit	Covered Life	Contingent Life	Covered Life	Contingent Life	Maximum Refund Death Benefit

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Spousal Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life Name	Disability Temporary Benefit	Disability Age 55 Pre 62+1 Pension Amount	Disability Age 55 Post 62+1 Pension Amount

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Contingent Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Is the Contingent Life the Covered Life's spouse?	Contingent Life Name	Contingent Life Social Security Number	Contingent Life Gender	Contingent Life Date of Birth	Pre 62+1 Pension Amount

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Contingent Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

					Special Benefit Rider Eligibility (Y/N)		Level Benefit Rider Eligibility (Y/N)	Refund Rider Eligibility (Y/N)	Conversion Option Eligibility Indicator (Y/N)

Covered Life Name	Post 62+1 Pension Amount	Contingent Life Amount	Special Benefit Amount	Level Benefit Amount	Covered Life	Contingent Life	Contingent Life	Refund Death Benefit	General

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Contingent Joint and Survivor Life Annuity
Annuity Commencement Date is Month 1, 20XX

			Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount

Covered Life Name	Pop-Up Amount	Part A Basic Benefit	Covered Life	Contingent Life	Covered Life	Contingent Life	Maximum Refund Death Benefit

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Contingent Life Name	Contingent Life Social Security Number	Contingent Life Gender	Contingent Life Date of Birth

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

					Special Benefit Rider Eligibility (Y/N)		Level Benefit Rider Eligibility (Y/N)

Covered Life Name	Pre 62+1 Pension Amount	Post 62+1 Pension Amount	Special Benefit Amount	Level Benefit Amount	Covered Life	Contingent Life	Covered Life	Contingent Life

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

	Refund Rider Eligibility (Y/N)	Conversion Option Eligibility Indicator (Y/N)			Pre 1985 Part B Primary Amount	Post 1985 Part B Primary Amount

Covered Life Name	Refund Death Benefit	Disabled Age 55	Post-Retirement Marriage	Part A Basic Benefit	Covered Life	Covered Life	Maximum Refund Death Benefit

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Single Life and Period Certain Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Guaranteed Number of Payments	Contingent Life Name	Contingent Life Social Security Number	Covered Life Amount

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Period Certain Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Guaranteed Number of Payments	Contingent Life Name	Contingent Life Social Security Number	Covered Life Amount

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Window Contingent Joint and Survivor Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Is the Contingent Life the Covered Life's spouse?	Contingent Life Name	Contingent Life Social Security Number	Contingent Life Gender

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Window Contingent Joint and Survivor Annuity
Annuity Commencement Date is Month 1, 20XX

				Refund Rider Eligibility (Y/N)	Pre 1985 Part B Primary Amount

Covered Life Name	Contingent Life Date of Birth	Covered Life Amount	Contingent Life Amount	Refund Death Benefit	Covered Life	Contingent Life

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Window Contingent Joint and Survivor Annuity
Annuity Commencement Date is Month 1, 20XX

Post 1985 Part B Primary Amount

Covered Life Name	Covered Life	Contingent Life	Maximum Refund Death Benefit

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Window Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

								Refund Rider Eligibility (Y/N)	Pre 1985 Part B Primary Amount		Post 1985 Part B Primary Amount
Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Covered Life Amount	Refund Death Benefit	Covered Life	Contingent Life	Covered Life	Contingent Life	Maximum Refund Death Benefit

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Alternate Payee Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

Covered Life Name	Social Security Number	Retirement Code	Plan	Gender	Date of Birth	Original Retirement Date	Associated Life Name	Associated Life Social Security Number	Associated Life Date of Birth	Alternate Payee Type	Pre 62+1 Pension Amount	Post 62+1 Pension Amount

ANNUITY EXHIBIT SAMPLE
GA-XXXX
Vita
Annuitants
Alternate Payee Single Life Annuity
Annuity Commencement Date is Month 1, 20XX

		Level Benefit Rider Eligibility (Y/N)	Refund Rider Eligibility (Y/N)		Pre 1985 Part B Primary	Post 1985 Part B Primary Amount

Covered Life Name	Level Benefit Amount	Covered Life	Refund Death Benefit	Part A Basic Benefit	Covered Life	Covered Life

Appendix 2.12
POST-CLOSING FINAL PREMIUM ARBITRATION

1.
To the full extent permitted by Section 2.12, either the Company or the Insurer may submit any Dispute arising out of, relating to, or in connection with the calculation of the amount of the Post-Closing Final Premium (including any of the components of such calculation) under Section 2.12(a) to be settled by arbitration. This arbitration procedure applicable to any such Dispute is set forth in the paragraphs below. Nothing in these arbitration procedures will be deemed to expand or alter in any way the Parties' agreement as to the scope of permitted arbitration under Section 2.12.

2.
The arbitration shall be conducted by one arbitrator, in accordance with Commercial Arbitration Rules and Expedited Procedures for Large, Complex Commercial Disputes of the American Arbitration Association (“AAA”), as such rules and procedures are in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Insurer and the Company. The seat of the arbitration shall be New York City, New York, at a mutually agreed upon location, or in the absence of agreement at the New York City offices of the AAA.

3.
The Company and the Insurer shall jointly engage an arbitrator, who shall be a partner at the Approved Firm-C, within 45 days after the Closing, on terms mutually agreed by the Company, the Insurer and the Approved Firm-C, provided that the engagement letter shall include an undertaking by the partner at such Approved Firm-C to comply with the time limits specified in this Appendix 2.12 and other customary terms. If the Insurer and the Company are unable to engage an arbitrator at the Approved Firm-C within 45 days following the Closing, which arbitrator agrees to undertake the arbitration within the time limits specified in this Appendix 2.12, then the AAA shall appoint an arbitrator within 5 Business Days thereafter from the National Roster list of Commercial Arbitrators identified in Rule R-11 of the Commercial Arbitration Rules of the AAA (“AAA Commercial Rule R-11”) or from the Large, Complex Case Panel identified in Rule L-2 of the Large, Complex Commercial Disputes Procedures of the AAA (“AAA Complex Procedure Rule L-2”), without application of the other provisions of AAA Commercial Rule R-11 or AAA Complex Procedure Rule L-2. The arbitrator shall be an enrolled actuary with at least 10 years of experience as a signing actuary for one or more single-employer pension plans and his or her engagement letter must include an agreement to undertake the arbitration within the time limits specified in this Appendix 2.12. Any arbitrator retained hereunder must have access to POINT. In all events an arbitrator shall be appointed within 10 days of the issuance of a Dispute Notice. The arbitrator shall be permitted to draw upon the resources of Approved Firm-C, or his or her firm in the event the AAA selects the arbitrator, in the conduct of the performance of his or her duties as arbitrator, provided that the Approved Firm-C and each individual engaged in the performance of services relating to the arbitration shall have executed and delivered an agreement in form to be mutually agreed among the arbitrator, the Insurer and the Company agreeing to treat all information submitted to the arbitrator or developed by the arbitrator in the conduct of his or her duties as confidential.

4.	If a timely and valid Dispute Notice is provided in accordance with Section 2.12, the following procedures shall apply:

Appendix 2.12 - 1

•
The Dispute Notice shall contain the grounds for such Dispute in reasonable detail. The Party submitting the Dispute Notice (the “Disputing Party”) may also include in such Dispute Notice a request for documents from any other Party regarding such Dispute. The request may include information in the possession or under the control of the other Party that is reasonably relevant and not unduly burdensome to request in light of the nature and amount of the Dispute, including, if applicable and if permitted under Section 2.12, Life-by-Life Information, the Procedures Manual, the Identified CD-ROM, technology, software and data processing procedures, insurance, actuarial, and any notes and records that the Insurer, the Company or the Independent Third Party, as applicable used to prepare the Spreadsheets and the data contained on the Identified CD-ROM (in the case of requests made to the Insurer) and other materials it used in connection with the calculation of the Post-Closing Final Premium and/or the Closing Asset Valuation and any iteration of the Post-Solicitation Premium.

•	The document request contained in any Dispute Notice must be complied with or objected to (in whole or in part) by each Party receiving the Dispute Notice in accordance with the following procedures:
- if the party receiving the Dispute Notice chooses to comply with the document request, in whole or in part, then it shall deliver all responsive documents to the Disputing Party, with a copy to the arbitrator, within 10 days following receipt of the Dispute Notice, and if the responding party is the Independent Third Party, a copy of such requested documents will be delivered to each of the Company and the Insurer within such timeframe.
- if the party receiving the Dispute Notice chooses to object to the document request, in whole or in part, then it shall deliver a written objection (a “Notice of Objection”, which must specify in reasonable detail the basis for the objection) to the arbitrator and to the Disputing Party within 5 days after receipt of the Dispute Notice.
- in the event the arbitrator receives a Notice of Objection as described in the preceding paragraph, it shall make a final and binding ruling on the objection within 5 days after receipt of such Notice of Objection, and the Party that submitted the Notice of Objection must comply with such ruling within 3 days after receipt thereof.

•
Within 5 days following receipt of a Dispute Notice that requests documents as provided for above, the responding party (the “Responding Party”) may issue a request for documents from any other Party regarding such Dispute. The request may include information in the possession or under the control of the other Party that is reasonably relevant and not unduly burdensome to request in light of the nature and amount of the Dispute, including, as applicable, Life-by-Life Information, the Procedures Manual, the Identified CD-ROM, technology, software and data processing procedures, insurance, actuarial, and any notes and records that the Insurer, the Company or the Independent Third Party, as applicable used to prepare the Spreadsheets and the data contained on the Identified CD-ROM (in the case of requests made to the Insurer) and other materials it used in connection with the calculation of the Post-Closing Final Premium and/or Closing Asset Valuation, and any iteration of the Post-Solicitation Premium.

•
The document request described in the preceding paragraph must be complied with or objected to (in whole or in part) by the each Party receiving such request in accordance with the following procedures:

Appendix 2.12 - 2

- if the party receiving such document request chooses to comply with the document request, in whole or in part, then it shall deliver all responsive documents to the Responding Party, with a copy to the arbitrator, within 10 days following receipt of the such document request, and if the party receiving such document request is the Independent Third Party, a copy of such requested documents will be delivered to each of the Company and the Insurer within such timeframe.
- if the party receiving the document request chooses to object to the document request, in whole or in part, then it shall deliver a written Notice of Objection, which must specify in reasonable detail the basis for the objection, to the arbitrator and to the Responding Party within 5 days after receipt of the document request.
- in the event the arbitrator receives a Notice of Objection as described in the preceding paragraph, it shall make a final and binding ruling on the objection within 5 days after receipt of such Notice of Objection, and the Party that submitted the Notice of Objection must comply with such ruling within 3 days after receipt thereof.

•
Within 10 days of the delivery of all information as specified in the Dispute Notice and any responsive document request (after giving effect to the resolution of any objections thereto), the Insurer and the Company shall submit to the arbitrator all information and supporting materials that they intend for the arbitrator to review in connection with the Dispute.

•
Unless the Insurer and the Company waive a hearing in writing, within 5 days of delivering such information to the arbitrator, the arbitrator shall hear evidence in connection with the Dispute. The hearing shall be no longer than 2 days. Each party may present or cross examine witnesses and has a right to present no more than one expert witness; witness lists shall be exchanged at least 3 days prior to the hearing.

•
Within 10 days following the hearing, the arbitrator shall deliver to the Insurer and the Company a draft arbitration award setting forth the findings of the arbitrator, upon receipt of which each of the Company and the Insurer may, for the 3 day period following receipt of such draft opinion, submit to the arbitrator such additional supporting information and materials as it determines to be appropriate to support its case.

•	Within 5 days following the expiration of the 3 day period described in the preceding paragraph, the arbitrator shall issue the final arbitration award.

5.
Any resolution by the Insurer and the Company during the course of good faith negotiation with respect to any Dispute will be set forth in writing and will be final, binding and conclusive upon such Parties. Any Disputes concerning the propriety of the commencement of the arbitration shall be finally settled by arbitration pursuant to this Appendix 2.12.

6.
Either Party has the right to apply to any court of competent jurisdiction for interim relief necessary to preserve such Party's rights until the arbitrators are appointed. After appointment of the arbitrator, the arbitrator shall have exclusive jurisdiction to consider applications for interim relief.

Appendix 2.12 - 3

7.
With respect to a Dispute regarding the Insurer's calculation of Post-Closing Final Premium, the arbitrator shall resolve such Dispute within the range of difference between either (i) the Post-Closing Final Premium as calculated by the Insurer or (ii) the Post-Closing Final Premium as calculated by the Independent Third Party. With respect to a Dispute regarding the Company's calculation of the value of any asset in the Final Plan Portfolio, the arbitrator shall resolve such Dispute within the range of difference between either (i) the Company's calculation of the value of such asset or (ii) the Insurer's calculation of the value of such asset. In this regard, the arbitrator will have no authority to award any other damages other than as provided for herein.

8.
Any arbitration award shall be final and binding on the Parties. The Parties undertake to carry out any award without delay and waive their right to any form of recourse based on grounds other than personal conflict of interest of the arbitrator that was undisclosed at the time of the arbitrator's appointment. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant Party or its assets. All amounts finally determined to be due and owing by the arbitrator shall be paid within 5 days following the date of such determination.

9.
The arbitrator shall undertake its best efforts to take the actions required in the time periods stated herein, provided that if he or she should not do so the arbitrator shall not become functus officio.

10.
The Company and the Insurer shall share the fees and disbursements of the arbitrator equally (i.e., on a 50%/50% basis). Each of the Company and the Insurer shall bear its own costs and expenses incurred in connection with prosecuting and/or defending any Dispute, including all fees of law firms, commercial banks, investment banks, accountants, public relations firms, experts and consultants.

11.
All Confidential Information that is provided in connection with any Dispute, and the proceedings relating to any Dispute, shall be subject to the provisions of Section 11.7(b) and Section 11.14, to the extent provided therein.

12.
The parties agree that the foregoing procedures and deadlines are intended to ensure that in all events the final award of any arbitrator with respect to Disputes under Section 2.12 shall be issued not later than 175 days after the conclusion of the PBGC Review Period. Notwithstanding the foregoing, in the event that any amount is finally determined by the arbitrator to be due and owing from the Plan to the Insurer, but the Plan is no longer existing or otherwise does not make such payment within 5 days after such determination, the Company shall promptly make such payment on behalf of the Plan whereupon the Plan shall be released from any obligation to make such payment.

Appendix 2.12 - 4

Appendix 6.6
RBC RATIO CALCULATION METHOD

•
The Insurer's normal-course RBC ratio preparation is completed in a reasonable manner, using reasonable assumptions and in accordance with prevailing regulatory standards consistent with current practices for reporting to management or regulators. [ *** ]

•
Preparation of the Projected RBC Ratio: From time to time, the Insurer calculates Projected RBC Ratios. Such Projected RBC Ratios are completed in accordance with NAIC prescribed methodologies for the calculation of Risk-Based Capital and Total Adjusted Capital. The NAIC publishes detailed instructions annually for calculating year-end reported RBC ratios using Risk-Based Capital and Total Adjusted Capital (NAIC Life Risk-Based Capital Report Including Overview and Instructions for Companies); the Insurer's projections of its year-end RBC ratio utilize the same formula as these instructions. Such projections also incorporate NAIC changes to the extent Prudential expects that these changes are expected to be adopted by the NAIC and effective for the forecasted period.

[ *** ]
For purposes of asserting an Insurer MAC, the Insurer will [ *** ]
[ *** ]

▪	Covered Period” means the period between the DTFA Execution Date and the earlier of the Closing Date and the Outside Date.

Appendix 6.6 - 1

Appendix 6.7
Administrative Transition Process

This Appendix 6.7 sets forth the actions that the Insurer, Fidelity Workplace Services, LLC (the “Recordkeeper”) and the Plan shall take at the times identified on the table below. The purpose of these actions is to transfer all administrative functions to the Insurer sufficiently prior to the Closing so that the Insurer can make payments to Annuitants from and after the Annuity Commencement Date.

All Delivery Dates after June 19, 2012 assume the prior delivery to a party responsible for a deliverable of relevant materials needed from other parties, on or prior to the required Delivery Dates set forth in this Appendix 6.7, including cooperation of other parties in resolving any open issues.

Defined Terms

“Check Register” means an electronic list showing gross amounts, net amounts and deductions with respect to payments to each Annuitant.

“Closing Data Load File” means the complete Updated Data Load File reflecting all corrections since the Preliminary Data Load File and any addendums thereto.

“Data Load File” means the Closing Data Load File as loaded to Insurer's recordkeeping systems and reflected in a report provided to the Plan and Recordkeeper.

“Data Load File Sign-Off” means the written confirmation by the Plan that the Closing Data Load File has been accurately mapped to the Insurer's recordkeeping system.

“Preliminary Data Load File” means the Base Data Load File, as populated by the Recordkeeper based on information from the Recordkeeper's internal system.

“Updated Data Load File” means the Base Data Load File as populated by the Recordkeeper based on information from the Recordkeeper's internal systems including updates, corrections and new information since preparation of the prior data load file.

Appendix 6.7 - 1

Deliverable	Delivery Date	Action by Company	Action by Recordkeeper	Action by Insurer
Preliminary Information - Preliminary Data Load File & Check Register (data supporting June 2012 payments) (“Preliminary Information”)	June 19, 2012	Provide for delivery by Recordkeeper of Preliminary Information	Deliver Preliminary Information	• Receive and reconcile Preliminary Data Load File to Priced Lives Exhibit • Begin data cleanse on Non-Solicited Lives
Information Update - Updated Data Load File & Check Register (data supporting October 2012 payments) and report of changes since Preliminary Information (“Information Update”)

First file that includes results of Lump-Sum Elections
	[ *** ]	Provide for delivery by Recordkeeper of Information Update	Deliver Information Update	• Receive and continue data cleanse on Non-Solicited Lives • Begin data cleanse on Solicited Non-Electing Lives
Production Data File - Closing Data Load File & Check Register (data supporting December 2012 payments) and report of changes since Information Update (“Production Data”)	[ *** ]	Provide for delivery by Recordkeeper of Production Data	Deliver Production Data	Receive and load Production Data to Insurer recordkeeping systems
Data Load File	[ *** ]	Receive file	Receive file	Deliver Data Load File
Data Load File Sign-Off	[ *** ]	Approve Data Load File		Receive Data Load File Sign-Off

Appendix 6.7 - 2

Appendix 8.2(d)
Insurer Governmental Approvals
The Insurer considers the following agreements and documents as regulatory approvals “Required for Closing”:

1.	Group Annuity Contract: has been approved by the New York State Department of Financial Services.

2.
Amendment to Contract 300 Article P transferring liability for lives not in pay status under Contract 300 Article P but with a guaranteed annuity under such contract to a new group annuity contract, such contract to be determined by mutual agreement: has been approved by the Michigan Office of Financial & Insurance Regulation.

3.	Plan of Operations: has been approved by the New York State Department of Financial Services and New Jersey Department of Banking and Insurance.

4.	Annuity Certificates: require filings with and approvals from the following states:

◦	New York

◦	Ohio

◦	Florida
The Insurer is seeking the following regulatory approvals in accordance with the terms of the Agreement, but such approvals are not “Required for Closing”*:

5.	Annuity Certificates: require certificate filings with and approvals from the following states:

◦	Arkansas

◦	Idaho

◦	Iowa

◦	Louisiana

◦	Minnesota

◦	Mississippi

◦	Montana

◦	New Hampshire

◦	Oklahoma

Appendix 8.2(d) - 1

◦	South Dakota

◦	Vermont

◦	Washington

◦	West Virginia

Appendix 8.2(d) - 2

Appendix 8.2(e)
PLAN GOVERNMENTAL APPROVALS
The relevant notification shall have been sent by the Company to the PBGC in respect of the contemplated transactions and the 60 day statutory waiting period shall have expired without the issuance of a notice of non-compliance (or, if such notice of non-compliance has been issued, any non-compliance issues shall have been resolved to the reasonable satisfaction of the Parties).

Appendix 8.2(e) - 1

Date: [November 1, 2012]
Exhibit A
TRANSFERRED ASSETS SCHEDULE [CLOSING]

Total Contribution Amount (as of [November 1, 2012])	[$•]
A. CONTRIBUTION PREVIOUSLY RECEIVED [ *** ] Agreed Market Value of [ *** ] (as of [October [•], 2012])	[$•]
B. ADJUSTED CONTRIBUTION [ *** ] Agreed Market Value of Adjusted Contribution Amount [ *** ] (as of [October [•], 2012])	[$•]
C. ADJUSTED CONTRIBUTION [ *** ], IF ANY Agreed Market Value of Adjusted Contribution Amount to [ *** ] (as of [October [•], 2012])	[$•]
Agreed Market Value of Assets Retained by and Transferred to Prudential	[$•]

Exhibit A-1 - 1

Date: [November 1, 2012]
Attachment A to Transferred Assets Schedule [Closing]
CONTRIBUTION PREVIOUSLY RECEIVED BY [ *** ] (as of MM/DD/YY)

Cash Assets: $ ________________
Fixed Income Assets: $_____________________
Total: $_____________________

Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL

Exhibit A-1 - 2

Date: [November 1, 2012]
Attachment B to Transferred Assets Schedule [Closing]
ADJUSTED CONTRIBUTION TO [ *** ] (as of MM/DD/YY)
Cash Assets: $ ________________
Fixed Income Assets: $_____________________
[ *** ] $_____________________
Other Assets: $_____________________
Total: $_____________________
Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL
[ *** ]

[ *** ]	NEWCO [ *** ]	[ *** ]	[ *** ]	[OTHER]	[ *** ]

SUB TOTAL
Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]	[MKT VALUE (AS OF MM/DD/YY)]

SUB TOTAL

Exhibit A-1 - 3

Date: [November 1, 2012]

Attachment C to Transferred Assets Schedule [Closing]
ADJUSTED CONTRIBUTION TO [ *** ], IF ANY (as of MM/DD/YY)
Cash Assets: $ ________________
Fixed Income Assets: $_____________________
[ *** ] $_____________________
Other Assets: $_____________________
Total: $_____________________
Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL
[ *** ]

[ *** ]	NEWCO	[ *** ]	[ *** ]	[OTHER]	[ *** ]

SUB TOTAL
Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]	[MKT VALUE (AS OF MM/DD/YY)]

SUB TOTAL

Exhibit A-1 - 4

Date: [December 15, 2012]

TRANSFERRED ASSETS SCHEDULE [POST-CLOSING]

Initial Total Contribution Amount determined as of [November 1, 2012]:	[$•]
Re-Calculated Total Contribution Amount as of [December 15, 2012]	[$•]
Underpayment (Overpayment) of Adjusted Contribution Amount resulting from Change in Total Contribution Amount between [November 1, 2012] and [December 15, 2012]:	[$•]
Market Value of Transferred Securities as determined on [November 1, 2012]	[$•]
Market Value of Transferred Securities as determined on [December 15, 2012]	[$•]
Underpayment (Overpayment) resulting from revised assessment of Market Value between [November 1, 2012] and [December 15, 2012]:	[$•]
Payment to Prudential (from Prudential): Total To (From) [ *** ] To (From) [ *** ]	[($•] [($XXX,XXX,XXX)] [($XXX,XXX,XXX)]
A. AGGREGATE CONTRIBUTION RETAINED BY OR RECEIVED [ *** ] at Closing:
Agreed Market Value as of [November 1, 2012]:	[$XXX,XXX,XXX]

Exhibit A-1 - 5

Agreed Market Value as of [December 15, 2012]: Amount of Decrease (Increase) from [November 1, 2012]:	[$XXX,XXX,XXX] [$XXX,XXX,XXX]
B. AGGREGATE CONTRIBUTION RETAINED OR RECEIVED BY [ *** ] IF ANY

Agreed Market Value as of [November 1, 2012]:

Agreed Market Value as of [December 15, 2012]:

Amount of Decrease (Increase) from [November 1, 2012]:
[$XXX,XXX,XXX] [$XXX,XXX,XXX] [$XXX,XXX,XXX]

Exhibit A-1 - 6

Date: [December 15, 2012]
Attachment A to Transferred Assets Schedule [Post-Closing]
AGGREGATE CONTRIBUTION RETAINED BY OR RECEIVED BY[ *** ] ON [NOVEMBER 1, 2012]
(Showing market values as determined on [November 1, 2012] compared to as determined on [December 15, 2012])
Contributions as determined on [December 15, 2012]:
Cash Assets: $ _______________________
Fixed Income Assets: $_________________
[ *** ] $________________
Other Assets: $_______________________
Total Assets: $______________________
Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL
[ *** ]

[ *** ]	NEWCO	[ *** ]	[ *** ]	[OTHER]	[ *** ]

SUB TOTAL

Other Assets

Exhibit A-1 - 7

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]	[MKT VALUE (AS OF MM/DD/YY)]

SUB TOTAL
Contribution as determined on [November 1, 2012]:
Cash Assets: $ _______________________
Fixed Income Assets: $_________________
[ *** ] $________________
Other Assets: $_______________________
Total Assets: $______________________

Exhibit A-1 - 8

Date: [December 15, 2012]
Attachment B to Transferred Assets Schedule [Post-Closing]
AGGREGATE CONTRIBUTION RETAINED BY OR RECEIVED BY [ *** ], IF ANY, ON [NOVEMBER 1, 2012]
(Showing market values as determined on [November 1, 2012] compared to as determined on [December 15, 2012])
Contributions as determined on [December 15, 2012]:
Cash Assets: $ _______________________
Fixed Income Assets: $_________________
[ *** ] $________________
Other Assets: $_______________________
Total Assets: $______________________
Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY	MKT VALUE (AS OF MM/DD/YY)

SUB TOTAL
[ *** ]

[ *** ]	NEWCO	[ *** ]	[ *** ]	[OTHER]	[ *** ]

SUB TOTAL

Exhibit A-1 - 9

Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]	[MKT VALUE (AS OF MM/DD/YY)]

SUB TOTAL
Contribution as determined on [November 1, 2012]:
Cash Assets: $ _______________________
Fixed Income Assets: $_________________
[ *** ] $________________
Other Assets: $_______________________
Total Assets: $______________________

Exhibit A-1 - 10

Exhibit B
FORM OF PLAN TRUSTEE AGREEMENT
This PLAN TRUSTEE AGREEMENT (this “Agreement”) is dated as of [•], and effective as of [DTFA Closing], by and among The Prudential Insurance Company of America, a New Jersey life insurance company (the “Insurer”), the independent fiduciary of the General Motors Retirement Program for Salaried Employees (the “Plan”) with authority and responsibility to represent the Plan and its participants and beneficiaries in regard to the transactions set forth herein (the “Independent Fiduciary”) and [the trustee of the Plan intended to hold the Guaranteed Annuity Contract], in its capacity as trustee for one or more trusts that hold Plan assets (the “Plan Trustee”). The Insurer, the Independent Fiduciary and the Plan Trustee are referred to collectively herein as the “Parties.”
RECITALS
WHEREAS, the Insurer, Prudential Financial, Inc., the Independent Fiduciary and General Motors LLC have entered into that certain Definitive Transaction Framework Agreement, dated as of May 30, 2012 (the “DTFA”);
WHEREAS, from time to time pursuant to the terms of the DTFA, the Independent Fiduciary will direct the Plan Trustee to pay certain amounts to the Insurer and to take certain other actions;
WHEREAS, the DTFA contemplates that the Plan Trustee will make the payments and take such actions if and when the Independent Fiduciary gives it an instruction to do so subject to the terms and conditions of the DTFA;
WHEREAS, the Independent Fiduciary, in its capacity as an investment manager as defined in § 3(38) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), has the authority to (i) direct the Plan Trustee to pay such amounts and take such actions and (ii) direct the Plan Trustee to enter into this Agreement, in each case in the Plan Trustee's capacity as trustee for one or more trusts that hold Plan assets; and
WHEREAS, the Independent Fiduciary has determined that the transactions contemplated by the DTFA, including the entering into and amendment of the non-participating group annuity contract issued by the Insurer substantially in the form of Appendix 1.1 to the DTFA, and the transferring of certain assets in connection therewith, satisfies ERISA, including but not limited to the requirements of Department of Labor Interpretive Bulletin 95-1.
NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the Parties hereto agree as follows:
Section 1.    Independent Fiduciary Directions. The Plan Trustee covenants and agrees with the Insurer that it shall promptly and unconditionally comply with any direction given to it by the Independent Fiduciary that directs the Plan Trustee to (a) pay to the Insurer any amounts or (b) take any other actions in relation to the Insurer, including, without limitation, executing amendments to the non-participating group annuity contract issued by the Insurer substantially in the form of Appendix 1.1 to the DTFA.
Section 2.    Representations and Warranties. Each Party represents and warrants to each of the other Parties that, as of the date hereof, such Party has received all appropriate approvals and

Exhibit B - 1

authorizations and no other action on the part of such Party or any other person or entity is necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated to be undertaken by such Party under this Agreement. This Agreement is duly executed and delivered by such Party and is a valid and binding obligation of such Party and enforceable such Party, in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar law affecting the enforcement of creditors' rights generally and by general equitable principles.
Section 3.    Amendments and Waivers. No amendment of any provision of this Agreement will be valid unless the same will be in writing and signed by each party thereto, except as expressly provided herein. No waiver of any breach of this Agreement will be construed as an implied amendment or agreement to amend or modify any provision of this Agreement. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, will be valid unless the same will be in writing and signed by the Party making such waiver, nor will such waiver be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent default, misrepresentation or breach of warranty or covenant. No conditions, course of dealing or performance, understanding or agreement purporting to modify, vary, explain or supplement the terms or conditions of this Agreement will be binding unless this Agreement is amended or modified in writing pursuant to the first sentence of this Section 3. Except where a specific period for action or inaction is provided herein, no delay on the part of any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof.
Section 4.    Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties.
Section 5.    Notices. All notices, requests, demands, claims and other communications hereunder will be in writing except as expressly provided herein. Any notice, request, demand, claim or other communication hereunder will be deemed duly given (a) when delivered personally to the recipient; or (b) 1 business day after being sent to the recipient by reputable overnight courier service (charges prepaid), addressed as set forth below, with copies provided by email to those indicated below (including the recipient):

If to the Plan Trustee	[Company]
[Street Address]
[City, State, Zip Code, Country]
Attention: [Contact]
Email: [Email]

With a copy (which will not constitute notice to the
Company) to:
[Firm]
[Street address]
[City, State, Zip Code, Country]
Attention: [Contact]
Email: [Email]

Exhibit B - 2

If to the Insurer	[Company]
[Street Address]
[City, State, Zip Code, Country]
Attention: [Contact]
Email: [Email]

With a copy (which will not constitute notice to the
Insurer) to:
[Firm]
[Street address]
[City, State, Zip Code, Country]
Attention: [Contact]
Email: [Email]

If to Independent Fiduciary:	[Independent Fiduciary]
[Street Address]
[City, State, Zip Code, Country]
Attention: [Contact]
Email: [Email]

With a copy (which will not constitute notice to the
Independent Fiduciary) to:
[Firm]
[Street address]
[City, State, Zip Code, Country]
Attention: [Contact]
Email: [Email]
Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner set forth in this Section 5.
Section 6.    Governing Law. Except to the extent preempted by applicable Federal law, this Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without regard to any principles of conflicts of law thereof that are not mandatorily applicable by law and would permit or require the application of the laws of another jurisdiction.
Section 7.    Submission to Jurisdiction; Service of Process. Each of the Parties irrevocably and unconditionally submits to the jurisdiction of any state or federal court, and only federal court if diversity of Parties exists, sitting in New York County, New York in any Dispute arising out of or relating to this Agreement and agrees that all claims in respect of such action may be heard and determined in any such court. Each Party also agrees not to bring any action arising out of or relating to this Agreement in any other court. Each of the Parties irrevocably and unconditionally waives any objection to personal jurisdiction, venue, and any defense of inconvenient forum to the maintenance of, any action so brought

Exhibit B - 3

and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 5; provided, however, that nothing in this Section 7 will affect the right of any Party to serve legal process in any other manner permitted by law or in equity.
Section 8.    Waivers of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
Section 9.    Specific Performance. The Parties agree that irreparable damage may occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party will be entitled to an injunction or injunctions to prevent breaches of this Agreement by the breaching Party and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which such Party is entitled at law or in equity. The Parties further agree that by seeking the remedies provided for in this Section 9, a Party will not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement (including monetary damages) if the remedies provided for in this Section 9 are not available or otherwise are not granted.
Section 10.    No Third Party Beneficiaries. This Agreement will not confer any rights or remedies upon any person or entity other than the Parties and the respective successors and permitted assigns of the foregoing.
Section 11.    Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement or any counterpart may be executed and delivered to the recipients in Section 5 by electronic communications by portable document format (.pdf), each of which will be deemed an original.
[Remainder of page intentionally left blank.]

Exhibit B - 4

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

[PLAN TRUSTEE]

By:
Name:
Title:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By:
Name:
Title:

STATE STREET BANK AND TRUST
COMPANY, solely in its capacity as
Independent Fiduciary of the General Motors
Retirement Program for Salaried Employees

By:
Name:
Title:

Exhibit B - 5

Date: [        ]
Exhibit C

FORM OF FINAL ASSET STATEMENT

Fixed Income Assets

CUSIP	ISSUER	COUPON	MATURITY DATE	PAR AMOUNT	CREDIT QUALITY

SUB TOTAL
[ *** ]

[ *** ]	NEWCO [ *** ]	[ *** ]	[ *** ]	[OTHER]	[ *** ]

SUB TOTAL
Other Assets

CUSIP	ISSUER	[COUPON]	[MATURITY DATE]	[PAR AMNT]	[CREDIT QUALITY]

SUB TOTAL

Exhibit C - 1

Exhibit D

[FORM OF NOTICE OF TERMINATION]

TO: [ *** ]
Attn: General Counsel

DATE: [_______________]

_________________________________________________________________________________

Reference is made to the Investment Management Agreement, made as of May 25, 2012 (the “Agreement”), by and among General Motors Investment Management Corporation (“GMIMCo”), in its capacity as the Named Fiduciary (as such term is defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for investments of the General Motors Retirement Program for Salaried Employees (the “Salary Plan”), The Prudential Insurance Company of America, an entity organized under the laws of New Jersey (“Prudential”), and [ *** ]

Capitalized terms used herein and not defined have the same meanings as are ascribed thereto in the Agreement.

This serves as notice to you from GMIMCo and Prudential under Section 16(a) of the Agreement that the Agreement shall terminate effective [______________________].

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By: _______________________________
Title: ______________________________

GENERAL MOTORS INVESTMENT MANAGEMENT CORPORATION
By: _______________________________
Title: ______________________________

Exhibit D - 1